     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 27, 1999


                                                SECURITIES ACT FILE NO. 33-20580
                                        INVESTMENT COMPANY ACT FILE NO. 811-5011
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                   FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/
                          PRE-EFFECTIVE AMENDMENT NO.                        / /
                        POST-EFFECTIVE AMENDMENT NO. 13                      /X/
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /X/
                               AMENDMENT NO. 101                             /X/
                        (Check appropriate box or boxes)


                            ------------------------

                      CMA CALIFORNIA MUNICIPAL MONEY FUND
                   OF CMA MULTI-STATE MUNICIPAL SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
                    (Address of Principal Executive Offices)

                                 (609) 282-2800
              (Registrant's Telephone Number, including Area Code)
                            ------------------------

                                 TERRY K. GLENN
                     CMA MULTI-STATE MUNICIPAL SERIES TRUST
                 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
                                MAILING ADDRESS:
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                    (Name and Address of Agent for Service)
                            ------------------------

                                   COPIES TO:

        Counsel for the Fund:                  Michael J. Hennewinkel, Esq.
           BROWN & WOOD LLP                       FUND ASSET MANAGEMENT
        One World Trade Center                        P.O. Box 9011
    New York, New York 10048-0557                 Princeton, New Jersey
Attention: Thomas R. Smith, Jr., Esq.                   08543-9011

                           JEFFREY S. ALEXANDER, ESQ.
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                             WORLD FINANCIAL CENTER
                            NEW YORK, NEW YORK 10281
                            ------------------------

    IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)


   / /     immediately upon filing pursuant to paragraph (b)
   /X/     on July 27, 1999 pursuant to paragraph (b)
   / /     60 days after filing pursuant to paragraph (a) (1)
   / /     on (date) pursuant to paragraph (a) (1)
   / /     75 days after filing pursuant to paragraph (a) (2)
   / /     on (date) pursuant to paragraph (a) (2) of Rule 485


    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

   / /     This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            ------------------------

    TITLE OF SECURITIES BEING REGISTERED: SHARES OF BENEFICIAL INTEREST, PAR VALUE $.10 PER SHARE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                   [LOGO]

PROSPECTUS


                   CMA Multi-State Municipal Series Trust


                         CMA Arizona Municipal Money Fund



                         CMA California Municipal Money Fund



                         CMA Connecticut Municipal Money Fund



                         CMA Massachusetts Municipal Money Fund



                         CMA Michigan Municipal Money Fund



                         CMA New Jersey Municipal Money Fund



                         CMA New York Municipal Money Fund



                         CMA North Carolina Municipal Money Fund



                         CMA Ohio Municipal Money Fund



                         CMA Pennsylvania Municipal Money Fund



                                                                   July 27, 1999


                     THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE REFERENCE.

                     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
                     REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                     OFFENSE.

TABLE OF CONTENTS


                                                                          PAGE
                  [ICON]  KEY FACTS
                          ------------------------------------------------------

                          CMA Multi-State Municipal Series Trust at a
                          Glance ............................................. 3

                          Risk/Return Bar Charts for Each Fund ............... 5

                          Fees and Expenses for Each Fund ................... 11

                  [ICON]  DETAILS ABOUT THE FUNDS
                          ------------------------------------------------------

                          How Each Fund Invests ............................. 13

                          Investment Risks .................................. 16

                  [ICON]  YOUR ACCOUNT
                          ------------------------------------------------------

                          How to Buy, Sell and Transfer Shares .............. 22

                          How Shares are Priced ............................. 27

                          Dividends and Taxes ............................... 27

                  [ICON]  MANAGEMENT OF THE FUNDS
                          ------------------------------------------------------

                          Fund Asset Management ............................. 29

                          Financial Highlights .............................. 30

                  [ICON]  FOR MORE INFORMATION
                          ------------------------------------------------------

                          Shareholder Reports ....................... Back Cover

                          Statement of Additional Information ....... Back Cover


                                    CMA MULTI-STATE MUNICIPAL SERIES TRUST

KEY FACTS [ICON]
In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.


SHORT TERM SECURITIES -- securities that mature or reset to a new interest rate within not more than 397 days (13 months), or that give a Fund the right to demand payment from a financial institution within that period.



MUNICIPAL SECURITIES -- securities issued by or on behalf of a particular state or its agencies, political subdivisions or instrumentalities, or other qualifying issuer that either (i) pay interest that, in the opinion of counsel to the issuer, is exempt from Federal income tax and any applicable state or local income or other taxes or (ii) in states that impose an intangible personal property tax, are securities the value of which is exempt from such taxes.

                              THE CMA MULTI-STATE MUNICIPAL SERIES TRUST AT A GLANCE
                              --------------------------------------------------

                              A Cash Management Account-Registered Trademark- ("CMA-Registered Trademark- Account") is a conventional Merrill Lynch cash securities or margin account that is linked to the CMA Funds, to money market deposit accounts maintained with certain banks and to a Visa-Registered Trademark-card/check account ("Visa-Registered Trademark-Account"). Subscribers to the CMA service are charged an annual program participation fee of $100, and may automatically invest free cash balances held in their CMA accounts in shares of one of the CMA Funds, including the various series of The CMA Multi-State Municipal Series Trust.



                              Although the CMA Funds have been designed primarily to accommodate the investment of free cash balances of CMA subscribers, the CMA service is a program offered by Merrill Lynch (not the Funds). This prospectus is not intended to provide detailed information concerning the CMA service. If you want more information about the CMA service, please review the CMA program description brochure.



                              The ten series of the CMA Multi-State Municipal Series Trust, together with CMA Money Fund, CMA Government Securities Fund, CMA Tax-Exempt Fund and CMA Treasury Fund make up the CMA Funds. The CMA Funds are money market funds whose shares are offered to subscribers of the CMA service. Each CMA Fund is a no-load money market fund that seeks current income, preservation of capital and liqudity from investing in short term securities. Each CMA Fund has its own goals, investment strategies and risks. We cannot guarantee that any of the CMA Funds will achieve its goals.



                              This prospectus provides information concerning only the Funds that make up the CMA Multi-State Municipal Series Trust.


WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES?

                              The investment objectives of each Fund are to seek current income (or value, in the case of states that impose intangible personal property taxes) exempt from tax, including Federal and the designated state's personal income taxes, and in certain instances, local personal income taxes, local personal property taxes and/ or state intangible personal property taxes. Each Fund also seeks preservation of capital and liquidity available from investing in a portfolio of short term, high quality tax-exempt securities.


WHAT ARE EACH FUND'S MAIN INVESTMENT STRATEGIES?

                              Each Fund tries to achieve its objectives by investing in a portfolio of SHORT TERM MUNICIPAL SECURITIES of its designated state. These securities consist principally of municipal notes and commercial paper, short term municipal bonds, variable rate demand obligations, and short term municipal derivative securities.



                              Each Fund will generally invest at least 80% of its net assets in municipal securities including at least 65% of its total assets in municipal securities of its designated state. The New Jersey Fund will generally invest at least 80% of its total assets in New Jersey municipal securities. Each Fund may invest up to 20% of its assets in short term money market securities that are not exempt from Federal or state taxes.



                              Each Fund only invests in short term municipal securities that have one of the two highest short term ratings from a nationally recognized rating agency or in unrated securities that Fund management believes are of comparable quality. Certain short term municipal securities are entitled to the benefit of insurance,


                            CMA MULTI-STATE MUNICIPAL SERIES TRUST             3

[ICON] KEY FACTS


                              guarantees, letters of credit or similar arrangements provided by a financial institution. Each Fund may invest more than 25% of its assets in short term municipal securities of this kind. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund. Certain short term municipal securities have maturities longer than 397 days, but give the Fund the right to demand payment from a financial institution within that period. The Funds treat those securities as having a maturity of 397 days or less. The dollar-weighted average maturity of each Fund's portfolio will be 90 days or less.



                              Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each Fund's yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.


WHAT ARE THE MAIN RISKS OF INVESTING IN A FUND?

                              An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short term interest rates rise sharply in a manner not anticipated by Fund management. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

                              In addition, since each Fund invests at least 65% of its assets in the municipal securities of its designated state, it is more exposed to negative political or economic factors in that state than a fund that invests more widely.

                              We cannot guarantee that each Fund will achieve its objectives.


WHO SHOULD INVEST?

                              Shares of each Fund are offered to participants in the Cash Management Account-Registered Trademark-financial service program and to investors maintaining accounts directly with the Transfer Agent.

                              A Fund may be an appropriate investment for you if you:
                                 - Are looking for liquidity and current
                                   income (or value) that is exempt from
                                   Federal income tax and applicable state
                                   taxes.
                                 - Are looking for preservation of capital.
                                 - Are investing with short term goals in
                                   mind, such as for cash reserves.

KEY FACTS [ICON]



4                           CMA MULTI-STATE MUNICIPAL SERIES TRUST

                              RISK/RETURN BAR CHARTS
                              --------------------------------------------------
                             The bar charts and tables shown below provide an indication of the risks of investing in each Fund. The bar charts show changes in each Fund's performance for the past ten calendar years or since inception. The tables show the average annual total returns of each Fund for the periods shown. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future.

                                      CMA ARIZONA MUNICIPAL MONEY FUND

                              EDGAR REPRESENTATION OF DATA POINTS USED IN
                              PRINTED GRAPHIC

1994           2.43%
1995           3.48%
1996           2.90%
1997           3.04%
1998           2.85%


                             During the period shown in the bar chart, the
                              highest return for a quarter was 0.94% (quarter
                             ended June 30, 1995) and the lowest return for a quarter was 0.45% (quarter ended March 31, 1994). The Fund's year-to-date return as of June 30, 1999 was 1.22%.


AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED)                  PAST        PAST        SINCE
DECEMBER 31, 1998                              ONE YEAR   FIVE YEARS   INCEPTION
--------------------------------------------------------------------------------
 CMA Arizona Municipal Money Fund                 2.85%       2.94%       2.78%+
--------------------------------------------------------------------------------

  +  Inception date is February 8, 1993.

                            CMA MULTI-STATE MUNICIPAL SERIES TRUST             5

                      CMA CALIFORNIA MUNICIPAL MONEY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989           5.78%
1990           5.24%
1991           3.85%
1992           2.43%
1993           1.94%
1994           2.34%
1995           3.22%
1996           2.92%
1997           3.05%
1998           2.81%


During the ten year period shown in the bar chart, the highest return for a quarter was 1.55% (quarter ended June 30, 1989) and the lowest return for a quarter was 0.45% (quarter ended March 31, 1994). The Fund's year-to-date return as of June 30, 1999 was 1.18%.


AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED)                  PAST        PAST        PAST
DECEMBER 31, 1998                              ONE YEAR   FIVE YEARS   TEN YEARS
--------------------------------------------------------------------------------
 CMA California Municipal Money Fund              2.81%       2.87%       3.35%
--------------------------------------------------------------------------------

                      CMA CONNECTICUT MUNICIPAL MONEY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992           2.45%
1993           1.80%
1994           2.22%
1995           3.07%
1996           2.83%
1997           2.94%
1998           2.74%


During the period shown in the bar chart, the highest return for a quarter was 0.81% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.43% (quarter ended March 31, 1994). The Fund's year-to-date return as of June 30, 1999 was 1.16%.


AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED)                  PAST        PAST        SINCE
DECEMBER 31, 1998                              ONE YEAR   FIVE YEARS   INCEPTION
--------------------------------------------------------------------------------
 CMA Connecticut Municipal Money Fund             2.74%       2.76%       2.69%+
--------------------------------------------------------------------------------

  +  Inception date is April 29, 1991.

KEY FACTS [Icon]

6                           CMA MULTI-STATE MUNICIPAL SERIES TRUST

                     CMA MASSACHUSETTS MUNICIPAL MONEY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991           4.12%
1992           2.42%
1993           1.77%
1994           2.14%
1995           3.08%
1996           2.85%
1997           3.02%
1998           2.88%


During the period shown in the bar chart, the highest return for a quarter was 1.07% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.41% (quarter ended March 31, 1994). The Fund's year-to-date return as of June 30, 1999 was 1.24%.


AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED)                  PAST        PAST        SINCE
DECEMBER 31, 1998                              ONE YEAR   FIVE YEARS   INCEPTION
--------------------------------------------------------------------------------
 CMA Massachusetts Municipal Money Fund           2.88%       2.79%       2.91%+
--------------------------------------------------------------------------------

  +  Inception date is July 30, 1990.

                       CMA MICHIGAN MUNICIPAL MONEY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992           2.44%
1993           1.85%
1994           2.24%
1995           3.17%
1996           2.91%
1997           3.07%
1998           2.89%


During the period shown in the bar chart, the highest return for a quarter was 0.84% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.43% (quarter ended March 31, 1994). The Fund's year-to-date return as of June 30, 1999 was 1.25%.


AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED)                  PAST        PAST        SINCE
DECEMBER 31, 1998                              ONE YEAR   FIVE YEARS   INCEPTION
--------------------------------------------------------------------------------
 CMA Michigan Municipal Money Fund                2.89%       2.86%       2.77%+
--------------------------------------------------------------------------------

  +  Inception date is April 29, 1991.

                            CMA MULTI-STATE MUNICIPAL SERIES TRUST             7

                      CMA NEW JERSEY MUNICIPAL MONEY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991           3.91%
1992           2.40%
1993           1.84%
1994           2.20%
1995           3.12%
1996           2.84%
1997           2.97%
1998           2.82%


During the period shown in the bar chart, the highest return for a quarter was 1.01% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.42% (quarter ended March 31, 1994). The Fund's year-to-date return as of June 30, 1999 was 1.21%.


AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED)                  PAST        PAST        SINCE
DECEMBER 31, 1998                              ONE YEAR   FIVE YEARS   INCEPTION
--------------------------------------------------------------------------------
 CMA New Jersey Municipal Money Fund              2.82%       2.79%       2.89%+
--------------------------------------------------------------------------------

  +  Inception date is July 30, 1990.

                       CMA NEW YORK MUNICIPAL MONEY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989           5.49%
1990           5.10%
1991           3.77%
1992           2.38%
1993           1.79%
1994           2.24%
1995           3.23%
1996           2.93%
1997           3.10%
1998           2.91%


During the ten year period shown in the bar chart, the highest return for a quarter was 1.43% (quarter ended June 30, 1989) and the lowest return for a quarter was 0.43% (quarter ended June 30, 1993). The Fund's year-to-date return as of June 30, 1999 was 1.25%.


AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED)                  PAST        PAST        PAST
DECEMBER 31, 1998                              ONE YEAR   FIVE YEARS   TEN YEARS
--------------------------------------------------------------------------------
 CMA New York Municipal Money Fund                2.91%       2.88%       3.29%
--------------------------------------------------------------------------------

KEY FACTS [Icon]

8                           CMA MULTI-STATE MUNICIPAL SERIES TRUST

                    CMA NORTH CAROLINA MUNICIPAL MONEY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992           2.44%
1993           1.86%
1994           2.27%
1995           3.22%
1996           2.85%
1997           3.01%
1998           2.85%


During the period shown in the bar chart, the highest return for a quarter was 0.86% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.44% (quarter ended March 31, 1994). The Fund's year-to-date return as of June 30, 1999 was 1.21%.


AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED)                  PAST        PAST        SINCE
DECEMBER 31, 1998                              ONE YEAR   FIVE YEARS   INCEPTION
--------------------------------------------------------------------------------
 CMA North Carolina Municipal Money Fund          2.85%       2.84%       2.74%+
--------------------------------------------------------------------------------

  +  Inception date is May 28, 1991.

                         CMA OHIO MUNICIPAL MONEY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992           2.49%
1993           1.87%
1994           2.29%
1995           3.35%
1996           3.02%
1997           3.14%
1998           2.97%


During the period shown in the bar chart, the highest return for a quarter was 0.88% (quarter ended June 30, 1995) and the lowest return for a quarter was 0.45% (quarter ended March 31, 1994). The Fund's year-to-date return as of June 30, 1999 was 1.27%.


AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED)                  PAST        PAST        SINCE
DECEMBER 31, 1998                              ONE YEAR   FIVE YEARS   INCEPTION
--------------------------------------------------------------------------------
 CMA Ohio Municipal Money Fund                    2.97%       2.95%       2.84%+
--------------------------------------------------------------------------------

  +  Inception date is April 29, 1991.

                            CMA MULTI-STATE MUNICIPAL SERIES TRUST             9

                     CMA PENNSYLVANIA MUNICIPAL MONEY FUND

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991           4.00%
1992           2.50%
1993           1.86%
1994           2.30%
1995           3.26%
1996           2.93%
1997           3.06%
1998           2.89%


During the period shown in the bar chart, the highest return for a quarter was 1.02% (quarter ended September 30, 1991) and the lowest return for a quarter was 0.43% (quarter ended March 31, 1994). The Fund's year-to-date return as of June 30, 1999 was 1.24%.


AVERAGE ANNUAL TOTAL RETURNS
(AS OF THE CALENDAR YEAR ENDED)                  PAST        PAST        SINCE
DECEMBER 31, 1998                              ONE YEAR   FIVE YEARS   INCEPTION
--------------------------------------------------------------------------------
 CMA Pennsylvania Municipal Money Fund            2.89%       2.89%       2.96%+
--------------------------------------------------------------------------------

  +  Inception date is August 27, 1990.

YIELD -- the income generated by an investment in the Fund.

YIELD INFORMATION

The YIELD on Fund shares normally will go up and down on a daily basis. Therefore, yields for any given past periods are not an indication or representation of future yields. Each Fund's yield is affected by changes in interest rates, average portfolio maturity and operating expenses. Current yield information may not provide the basis for a comparison with bank deposits or other investments, which pay a fixed yield over a stated period of time. To obtain each Fund's current 7-day yield, call 1-800-221-7210.

KEY FACTS [Icon]

10                          CMA MULTI-STATE MUNICIPAL SERIES TRUST

UNDERSTANDING
EXPENSES
Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:
EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER (THESE COSTS ARE DEDUCTED FROM A FUND'S TOTAL ASSETS).

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating a Fund.
MANAGEMENT FEE -- a fee paid to the Manager for managing a Fund.

DISTRIBUTION FEES -- fees used to support a Fund's marketing and distribution efforts, such as compensating Financial Consultants and others for distribution and for shareholder servicing.

                                        FEES AND EXPENSES
                                    --------------------------------------------

                                    The following tables show the different fees and expenses that you may pay if you buy and hold shares of a Fund. Future expenses may be greater or less than those indicated below.



 SHAREHOLDER FEES (FEES PAID    ARIZONA    CALIFORNIA    CONNECTICUT    MASSACHUSETTS    MICHIGAN
 DIRECTLY BY THE SHAREHOLDER)     FUND        FUND           FUND            FUND          FUND
--------------------------------------------------------------------------------------------------
  MAXIMUM ACCOUNT FEE(a)         $  100       $  100        $  100          $  100         $  100
--------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING
 EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)
  MANAGEMENT FEE(b)                0.50%        0.42%         0.50%           0.50%          0.50%
--------------------------------------------------------------------------------------------------
    DISTRIBUTION (12b-1)
    FEES(c)                        0.13%        0.13%         0.13%           0.13%          0.13%
--------------------------------------------------------------------------------------------------
  Other Expenses (including
  transfer agency fees)(d)         0.10%        0.03%         0.07%           0.09%          0.08%
--------------------------------------------------------------------------------------------------
 Total Annual Fund Operating
 Expenses                          0.73%        0.58%         0.70%           0.72%          0.71%
--------------------------------------------------------------------------------------------------



SHAREHOLDER FEES (FEES PAID     NEW JERSEY    NEW YORK    NORTH CAROLINA       OHIO      PENNSYLVANIA
DIRECTLY BY THE SHAREHOLDER)       FUND         FUND           FUND            FUND          FUND
------------------------------------------------------------------------------------------------------
  MAXIMUM ACCOUNT FEE(a)           $  100       $  100         $  100       $  100           $  100
------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING
 EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------
  MANAGEMENT FEE(b)                  0.47%        0.43%          0.50%        0.50%            0.50%
------------------------------------------------------------------------------------------------------
    DISTRIBUTION (12b-1)
    FEES(c)                          0.13%        0.13%          0.13%        0.13%            0.13%
------------------------------------------------------------------------------------------------------
  Other Expenses (including
  transfer agency fees)(d)           0.06%        0.05%          0.08%        0.08%            0.07%
------------------------------------------------------------------------------------------------------
 Total Annual Fund Operating
 Expenses                            0.66%        0.61%          0.71%        0.71%            0.70%
------------------------------------------------------------------------------------------------------



(a)  Merrill Lynch charges this annual program fee to CMA program subscribers.
(b) See "Management of the Funds-- Management and Advisory Arrangements--Management Fee"--Page 14 of the Statement of Additional Information.
(c) Each Fund is authorized to pay Merrill Lynch distribution fees of 0.125% each year under the distribution plan each Fund has adopted under Rule 12b-1. See "Purchase of Shares--Distribution Plan"--Page 19 of the Statement of Additional Information.
(d) Each Fund pays the Transfer Agent $10.00 for each shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. See "Management and Advisory Arrangements--Transfer Agency Services"--Page 15 of the Statement of Additional Information. The Manager provides accounting services to each Fund at its cost.



                            CMA MULTI-STATE MUNICIPAL SERIES TRUST            11

[ICON] KEY FACTS


                                        EXAMPLES:
                                    The following examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other money market funds.


                                    These examples assume that you invest
                                    $10,000 in a Fund for the time periods
                                    indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This assumption is not meant to indicate that you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------
 Arizona Fund                     $75       $233       $406        $906
-------------------------------------------------------------------------
 California Fund                   59        186        324         726
-------------------------------------------------------------------------
 Connecticut Fund                  72        224        390         871
-------------------------------------------------------------------------
 Massachusetts Fund                74        230        401         894
-------------------------------------------------------------------------
 Michigan Fund                     73        227        395         883
-------------------------------------------------------------------------
 New Jersey Fund                   67        211        368         822
-------------------------------------------------------------------------
 New York Fund                     62        195        340         762
-------------------------------------------------------------------------
 North Carolina Fund               73        227        395         883
-------------------------------------------------------------------------
 Ohio Fund                         73        227        395         883
-------------------------------------------------------------------------
 Pennsylvania Fund                 72        224        390         871
-------------------------------------------------------------------------


                                    These examples do not take into account the annual program participation fee charged by Merrill Lynch to CMA subscribers. See the CMA program description brochure for details. Shareholders of a Fund whose accounts are maintained directly with the Transfer Agent and who are not subscribers to the CMA program will not be charged a program fee but will not receive any of the additional services available to subscribers.


12                          CMA MULTI-STATE MUNICIPAL SERIES TRUST

DETAILS ABOUT EACH FUND [ICON]


ILLIQUID -- securities that cannot be resold within seven days under normal circumstances at prices approximating carrying value or that have legal or contractual restrictions on resale.


                              HOW EACH FUND INVESTS
                              --------------------------------------------------


                              Each Fund seeks current income exempt from Federal income taxes and any applicable state taxes, preservation of capital and liquidity. Each Fund tries to achieve its goals by investing in a portfolio of short term municipal securities of its designated state. We cannot guarantee that each Fund will achieve its goals.



                              Short term municipal securities mature or reset to a new interest rate within 13 months. Certain short term municipal securities have maturities longer than 13 months, but give the Fund the right to demand payment from a financial institution within that period. The Funds treat these securities as having a maturity of 13 months or less. Each Fund's dollar-weighted average maturity will not exceed 90 days. Each Fund only invests in short term municipal securities having one of the two highest ratings from a nationally recognized rating agency or unrated securities which, in the opinion of Fund management, are of similar credit quality. Certain short term municipal securities are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. Each Fund may invest more than 25% of its assets in short term municipal securities of this kind. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.



                              Fund management intends to keep each Fund's assets fully invested to maximize the yield on that Fund's portfolio. There may be times when a Fund has uninvested cash, however, which will reduce its yield. Fund management will vary the kinds of short term municipal securities in each portfolio as well as its average maturity. Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve each Fund's yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.



                              Each Fund will generally invest at least 80% of its net assets in short-term municipal securities, including at least 65% of its total assets in municipal securities of its designated state. The New Jersey Fund will generally invest at least 80% of its total assets in New Jersey municipal securities. Each Fund normally may invest up to 20% of its assets in short term money market securities that are not exempt from Federal or state taxes. For temporary defensive purposes, each Fund may invest more than 35% (or more than 20% for the New Jersey Fund) of its total assets in short term municipal securities other than those of designated state and more than 20% of its total assets in these taxable money market securities.


                            CMA MULTI-STATE MUNICIPAL SERIES TRUST            13

[ICON] DETAILS ABOUT EACH FUND

ABOUT THE
PORTFOLIO MANAGERS

Edward J. Andrews is the portfolio manager of the CMA New York Fund. Mr. Andrews has been a Vice President of Merrill Lynch Asset Management since 1991.

Steven Lewis is the portfolio manager of the CMA Connecticut and New Jersey Funds. Mr. Lewis has been a Vice President of Merrill Lynch Asset Management since 1998 and was an Assistant Vice President of Merrill Lynch Asset Management from 1995 to 1998.

Darren Sanfillippo is the portfolio manager of the CMA Arizona, Michigan, North Carolina and Pennsylvania Funds. Mr. Sanfillippo has been a Vice President of Merrill Lynch Asset Management since 1998, and was an Assistant Vice President of Merrill Lynch Asset Management from 1994 to 1998.

Kevin A. Schiatta is the portfolio manager of the CMA Massachusetts and Ohio Funds. Mr. Schiatta has been a Vice President of Merrill Lynch Asset Management since 1985.

Helen Marie Sheehan is the portfolio manager of the CMA California Fund. Ms. Sheehan has been a Vice President of Merrill Lynch Asset Management since 1991.

ABOUT THE
MANAGER

Each Fund is managed by Fund Asset Management.


No more than 10% of each Fund's net assets will be invested in ILLIQUID securities.



The Funds may invest in certain short term municipal securities classified as "private activity bonds" that may subject certain investors to a Federal alternative minimum tax.


Among the securities the Funds may buy are:

MUNICIPAL NOTES -- short term municipal debt obligations often used to provide interim financing in anticipation of tax collection, a bond sale or other revenue receipts.

MUNICIPAL COMMERCIAL PAPER -- short term unsecured promissory notes used to finance general short term credit needs.


MUNICIPAL BONDS -- long term debt obligations that pay interest exempt from Federal income tax. A Fund will only invest in municipal bonds with no more than 397 days (13 months) remaining to maturity at the date of purchase or that the Fund has a contractual right to sell (put) periodically or on demand within that time.


VARIABLE RATE DEMAND OBLIGATIONS -- floating rate securities that combine an interest in a long term municipal bond with a right to receive payment periodically or on demand. Each Fund may also buy a participation interest in a variable rate demand obligation owned by a commercial bank or other financial institution. When a Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the obligation. Each Fund will not invest more than 20% of its total assets in participation interests in variable rate demand obligations.


SHORT TERM MUNICIPAL DERIVATIVES -- a variety of securities that generally represent a Fund's ownership interest in one or more municipal bonds held by a trust or partnership coupled with a conditional right to sell (put) that interest on demand or periodically to a financial institution for a price equal to face value. Income on the underlying municipal bonds is "passed through" the trust or partnership to a Fund and other institutions having an ownership interest. Depending on the particular security, a Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.


14                          CMA MULTI-STATE MUNICIPAL SERIES TRUST

MUNICIPAL LEASE OBLIGATIONS -- participation certificates issued by government authorities to finance the acquisition, development or construction of equipment, land or facilities. The certificates represent participations in a lease or similar agreement backed by the municipal issuer's promise to budget for and appropriate funds to make payments due under the lease.



MONEY MARKET SECURITIES -- A variety of short term securities, including U.S. Government and agency securities, bank money market investments, commercial paper and other obligations.



REPURCHASE AGREEMENTS -- In a repurchase agreement a Fund buys a security from another party which agrees to buy it back at an agreed upon time and price. Each Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and agency securities with longer maturities.


WHEN ISSUED SECURITIES, DELAYED DELIVERY SECURITIES AND FORWARD
COMMITMENTS -- In these transactions, a Fund buys or sells securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.


Each Fund's portfolio represents a significant percentage of the market in short term municipal securities in its designated state. A shortage of available high quality short term municipal securities will affect the yield on a Fund's portfolio. Each Fund may suspend or limit sales of shares if, due to such a shortage, the sale of additional shares will not be in the best interest of the Fund's shareholders.


INVESTMENT RISKS
----------------------------------------------------------------------------


                              This section contains a summary discussion of the general risks of investing in the Funds. As with any mutual fund, there can be no guarantee that a Fund will meet its goals or that a Fund's performance will be positive for any period of time.


                            CMA MULTI-STATE MUNICIPAL SERIES TRUST            15

[ICON] DETAILS ABOUT EACH FUND

                              CREDIT RISK -- Credit risk is the risk that the issuer of a security owned by a Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

                              SELECTION RISK -- Selection risk is the risk that the securities that Fund management selects will underperform other funds with similar investment objectives and investment strategies.

                              INTEREST RATE RISK -- Interest rate risk is the risk that prices of money market securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities.

                              SHARE REDUCTION RISK -- In order to maintain a constant net asset value of $1.00 per share, each Fund may reduce the number of shares held by its shareholders.

                              BORROWING RISK -- Each Fund may borrow only to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing money may reduce the Fund's return.


                              REPURCHASE AGREEMENT RISK -- If the party with whom a Fund has entered into a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement.



                              WHEN ISSUED SECURITIES, DELAYED DELIVERY
                              SECURITIES AND FORWARD COMMITMENTS -- When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, a Fund both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security's price. When issued and delayed delivery securities also involve the risk that the yields available in the market when delivery takes place may be higher than those fixed in the transaction at the time of the commitment. If this happens, the value of the when issued or delayed delivery security will generally decline.


16                          CMA MULTI-STATE MUNICIPAL SERIES TRUST

                              VRDO AND MUNICIPAL DERIVATIVES CREDIT RISK -- When a Fund invests in variable rate demand obligations or short term municipal derivatives, it assumes credit risk with respect to the financial institution providing the Fund with the right to demand payment or put (sell) the security. While the Funds invest only in short term municipal securities of high quality issuers, or which are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations.

                              SHORT TERM MUNICIPAL DERIVATIVES -- Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund. For example, the Internal Revenue Service has never ruled on the subject of whether pass-through income paid to a Fund is tax-exempt. Each Fund receives an opinion of counsel that pass-through income is tax-exempt, but that does not mean that the IRS will never rule that pass-through income is taxable.

                              MUNICIPAL LEASE OBLIGATIONS -- In a municipal lease obligation, the issuer agrees to budget for and appropriate municipal funds to make payments due on the lease obligation. However, this does not ensure that funds will actually be appropriated in future years. The issuer does not pledge its unlimited taxing power for the payment of the lease obligation. The obligation is generally secured by a pledge of the leased property, but disposition of the property in the event of foreclosure might be difficult and the proceeds of sale might not cover a Fund's loss.

                              ILLIQUID SECURITIES -- If a Fund buys illiquid securities, it may be unable to quickly resell them or may be able to sell them only at a price below current value.

                              CONCENTRATION RISK -- Each Fund may invest more than 25% of its assets in municipal securities secured by bank letters of credit. Banks are subject to extensive government regulation, depend on the availability and cost of funds to support their lending operations, and are more exposed than other businesses to adverse economic conditions. These factors may affect a bank's ability to meet its obligations under a letter of credit.

                              STATE SPECIFIC RISK -- Each Fund will invest primarily in municipal securities issued by or on behalf of its designated state. Therefore, an investment in a Fund may be more subject to the risks of negative economic and financial conditions in that state than a fund that does not invest in the municipal securities of a single state. Set forth below are certain risk factors specific to

                            CMA MULTI-STATE MUNICIPAL SERIES TRUST            17

[ICON] DETAILS ABOUT EACH FUND

                              each state. Management does not believe that the current economic conditions of any state will adversely affect that state's ability to invest in high quality state municipal securities.


                                 ARIZONA -- During the 1990's, Arizona's
                                 efforts to diversify its economy have
                                  enabled it to realize and sustain
                                  increasing growth rates. Arizona has
                                  adopted a new method of financing its
                                  public school system following the
                                  Arizona Supreme Court's 1994 ruling that the former system was unconstitutional. The State of Arizona is not authorized to issue general obligation bonds.


                                 CALIFORNIA -- During the late 1990's,
                                 California's economy has been recovering
                                  from the severe recession it suffered at the beginning of the decade and has been growing steadily. The current expansion has been marked by growth in high technology manufacturing and services, electronic manufacturing, motion picture and television production, business services, nonresidential and residential construction and local education. However, weakness in Asian and Latin American economies, which are
                                  California's largest trading partners,
                                  may slow growth. Moody's, Standard &
                                  Poor's and Fitch currently rate the State of California's general obligation bonds Aa3, A+, and AA-, respectively, which are in Moody's and S&P's third highest rating category and the lower end of Fitch's second highest rating category.

                                 CONNECTICUT -- Connecticut's economy
                                 relies, in part, on activities that may be
                                  adversely affected by cyclical change.
                                  However, in recent years, the
                                  unemployment level has dropped and
                                  personal wealth has remained among the
                                  highest in the nation. Connecticut has
                                  run General Fund surpluses since the
                                  1990-1991 fiscal year. Moody's, Standard
                                  & Poor's and Fitch currently rate the
                                  State of Connecticut's general obligation bonds Aa3, AA, and AA, respectively, which are at the lower end of each agency's second highest rating category.

                                 MASSACHUSETTS -- Massachusetts is
                                 currently enjoying a strong and continuing
                                  economic recovery. The state has run
                                  positive budget operating fund balances
                                  for the last half of the 1990's and is
                                  projected to continue that trend.
                                  Moody's, Standard & Poor's and Fitch
                                  currently rate the State of Massachusetts

18                          CMA MULTI-STATE MUNICIPAL SERIES TRUST
                                  general obligation bonds Aa3, AA-, and
                                  AA-, respectively, which are at the lower end of each agency's second highest rating category.

                                 MICHIGAN -- Michigan's economy remains
                                 closely tied to the cycles of the
                                  automobile industry, although it has
                                  worked to diversify its economy in recent years. This greater diversification coupled with the current increase in automobile production have led to an unemployment rate below the national average for the last several years. Moody's, Standard & Poor's and Fitch currently rate the State of Michigan's general obligation bonds Aa1, AA+, and AA+, respectively, which are at the top of each agency's second highest rating category.


                                 NEW JERSEY -- The years 1999 and 2000
                                 contain more risk than the recent past,
                                  but the momentum and measures of New
                                  Jersey's economic health are favorable.
                                  The New Jersey outlook is based largely
                                  on expected national economic performance and on recent New Jersey strategic policy actions aimed at infrastructure improvements, effective education and training of New Jersey's workforce, and those maintaining a competitive business climate. Investments in each of these policy areas are seen as vital to maintaining the long-term health of New Jersey's economy. Moody's, Standard & Poor's and Fitch currently rate the State of New Jersey's general obligation bonds Aa1, AA+, and AA+, respectively, which are at the top of each agency's second highest rating category.


                                 NEW YORK -- In recent years, New York
                                 State, New York City, and other New York
                                  public entities have had financial
                                  problems that could adversely affect the performance of the State's municipal bonds. In the last two years, however, New York's economy has improved, although growth has remained below the national average. Moody's, Standard & Poor's and Fitch currently rate New York City's general obligation bonds A3, A-, and A, respectively, which are in each agency's third highest rating category. Moody's and Standard & Poor's currently rate the State of New York's general obligation bonds A2 and A, respectively, which are in the middle of each agency's third highest rating category.

                            CMA MULTI-STATE MUNICIPAL SERIES TRUST            19

[ICON] DETAILS ABOUT EACH FUND

                                 NORTH CAROLINA -- North Carolina derives most of its revenue from taxes, including taxes on personal and corporate income,
                                  alcohol, and tobacco. In recent years,
                                  the state has run General Fund surpluses, a trend that is expected to continue for the near future. Moody's, Standard & Poor's and Fitch currently rate the State of North Carolina's general obligation bonds Aaa, AAA, and AAA, respectively, which are in each agency's highest rating category.

                                 OHIO -- Economic activity in Ohio, as in many other industrial states, tends to be more cyclical than in other states and in the nation as a whole. At the end of its most recent fiscal year, the state's General Revenue Fund had a positive cash balance. Moody's, Standard & Poor's and Fitch currently rate the State of Ohio's general obligation bonds Aa1, AA+, and AA+, respectively, which are at the top of each agency's second highest rating category.

                                 PENNSYLVANIA -- From time to time,
                                 Pennsylvania and its political
                                  subdivisions have had financial
                                  difficulties that have adversely affected
                                  their credit standings. In recent years,
                                  however, the state's general fund has run
                                  positive cash balances. Moody's, Standard
                                  & Poor's and Fitch currently rate the
                                  State of Pennsylvania's general
                                  obligation bonds Aa3, AA, and AA,
                                  respectively, which are at the lower end
                                  of each agency's second highest rating
                                  category.
                              STATEMENT OF ADDITIONAL INFORMATION
                              --------------------------------------------------

                              If you would like further information about any Fund, including how it invests, please see the Statement of Additional Information.

20                          CMA MULTI-STATE MUNICIPAL SERIES TRUST

YOUR ACCOUNT [ICON]
                              HOW TO BUY, SELL AND TRANSFER SHARES
                              --------------------------------------------------


                              The chart below summarizes how to buy, sell and transfer shares through Merrill Lynch. You may also buy and sell shares through the Transfer Agent. To learn more about buying and selling shares through the Transfer Agent, call 1-800-221-7210. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.


                            CMA MULTI-STATE MUNICIPAL SERIES TRUST            21

[ICON]


IF YOU WANT TO              YOUR CHOICES                             INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Buy Shares               Determine the             If you are a CMA program subscriber, there is no minimum initial investment
                         amount of your            for Fund shares, but the minimum for the program is $20,000 in cash and/or
                         investment                securities.
                                                   If you are not a CMA program subscriber, the minimum initial investment for a
                                                   Fund is $5,000.
                        --------------------------------------------------------------------------------------------------------
                         Have cash balances        If you are a CMA program subscriber and you choose to have your cash balances
                         from your account         automatically invested in a Fund, they will be invested as follows:
                         automatically                 - Except as described below, cash balances of less than $1,000 in a CMA
                         invested in shares              account are automatically invested in shares of a Fund at the next
                         of the Fund                     determined net asset value not later than the first business day of
                         designated as your              each week on which both the New York Stock Exchange and New York banks
                         primary money                   are open, which will usually be a Monday.
                         account                       - Cash balances from (i) a sale of securities that does not settle on the day the sale is made, (ii) a sale of securities that settles on a same day basis, (iii) a repayment of principal on debt securities held in the CMA account, or (iv) a sale of shares of Merrill Lynch Ready Assets
                                                         Trust or Merrill Lynch U.S.A. Government Reserves will be invested in shares of a Fund at the next determined net asset value on the business day following the day on which proceeds of the transaction are received by the CMA account, subject to certain timing considerations described below.
                                                       - A cash deposit of $1,000 or more to the CMA account, other than a manual investment placed through your Merrill Lynch Financial
                                                         Consultant, or a cash balance of $1,000 or more from a payment of dividends or interest on securities held in your CMA account will be invested in shares of a Fund at the next determined net asset value on the next business day if the deposit is made or the payment is received prior to the cashiering deadline in the brokerage office in which the deposit is made in order to be invested in shares. Check with your
                                                         Merrill Lynch Financial Consultant regarding the cashiering deadline in his or her branch. If the deposit is made or payment received after the applicable cashiering deadline, the cash balance will be invested in shares of the Fund at the net asset value next determined on the second business day following the date of the deposit or payment.
--------------------------------------------------------------------------------------------------------------------------------


22                          CMA MULTI-STATE MUNICIPAL SERIES TRUST

IF YOU WANT TO              YOUR CHOICES                             INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------

Buy Shares               Have your Merrill         If you are a CMA subscriber, you may make manual investments of $1,000 or
(continued)              Lynch Financial           more at any time in shares of a CMA Fund not selected as your primary money
                         Consultant submit         account. However, you may not hold shares of more than one Series of the CMA
                         your purchase order       Multi-State Municipal Series Trust at the same time.
                                                   Generally, manual purchases placed through Merrill Lynch will be effective on the day following the day the order is placed. Manual purchases of $500,000 or more can be made effective on the same day the order is placed provided certain requirements are met.
                                                   Each Fund may reject any order to buy shares and may suspend the sale of shares at any time.
                                                   Merrill Lynch reserves the right to terminate a subscriber's participation in the CMA program at any time.
                                                   When purchasing shares as a CMA program subscriber, you will be subject to the applicable annual program participation fee. To receive all the services available as a CMA program subscriber, you must complete the account opening process, including completing or supplying requested documentation.
                        --------------------------------------------------------------------------------------------------------
                         Or contact the            If you maintain an account directly with the Transfer Agent and are not a CMA
                         Transfer Agent            program subscriber, you may call the Transfer Agent at 1-800-221-7210 and request a purchase application. Mail the completed purchase application to the Transfer Agent at the address on the inside back cover of this prospectus.
--------------------------------------------------------------------------------------------------------------------------------

Add to Your              Purchase additional       The minimum investment for additional purchases (other than automatic
Investment               shares                    purchases) is $1,000 for all accounts.
                        --------------------------------------------------------------------------------------------------------

                         Acquire additional        All dividends are automatically reinvested daily in the form of additional
                         shares through the        shares at net asset value.
                         automatic dividend
                         reinvestment plan
--------------------------------------------------------------------------------------------------------------------------------


                            CMA MULTI-STATE MUNICIPAL SERIES TRUST            23

[ICON] YOUR ACCOUNT

--------------------------------------------------------------------------------------------------------------------------------
Transfer Shares to       Transfer to a             You may transfer your Fund shares only to another securities dealer that has
Another Securities       participating             entered into an agreement with Merrill Lynch. Certain shareholder services
Dealer                   securities dealer         may not be available for the transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future trading of these assets must be coordinated by the receiving firm.
                        --------------------------------------------------------------------------------------------------------

                         Transfer to a             If you no longer maintain a CMA account, you must transfer your shares to an
                         non-participating         account with the Transfer Agent or they will be automatically redeemed.
                         securities dealer         Shareholders maintaining accounts with the Transfer Agent are not entitled to the services available to CMA subscribers.
--------------------------------------------------------------------------------------------------------------------------------

Sell Your Shares         Automatic                 Each Fund has instituted an automatic redemption procedure for CMA program
                         Redemption                subscribers who have elected to have cash balances in their accounts automatically invested in shares of a designated Fund. For these subscribers, unless directed otherwise, Merrill Lynch will redeem a sufficient number of shares of the designated Fund to satisfy debit balances in the account (i)
                                                   created by activity therein or (ii) created by Visa-Registered Trademark-
                                                   card purchases, cash advances or checks written against the
                                                   Visa-Registered Trademark- account. Each CMA account of a subscriber will be automatically scanned for debits each business day prior to 12 noon, Eastern time. After application of any cash balances in the account to these debits, shares of the Fund designated on the primary money account and to the extent necessary, other CMA Funds or money accounts, will be redeemed at net asset value at the 12 noon, Eastern time, pricing to satisfy remaining debits.
--------------------------------------------------------------------------------------------------------------------------------


24                          CMA MULTI-STATE MUNICIPAL SERIES TRUST

IF YOU WANT TO              YOUR CHOICES                             INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------

Sell Your Shares         Have your Merrill         If you are a CMA program subscriber, you may redeem your shares directly by
(continued)              Lynch Financial           submitting a written notice of redemption to Merrill Lynch, which will submit
                         Consultant submit         the request to the Transfer Agent. Cash proceeds from the redemption
                         your sales order          generally will be mailed to you at your address of record, or upon request, mailed or wired (if $10,000 or more) to your bank account. Redemption requests should not be sent to the Fund or the Transfer Agent. If inadvertently sent to the Fund or the Transfer Agent, redemption requests will be forwarded to Merrill Lynch. All shareholders on the account must sign the letter and signatures must be guaranteed (e.g., by a bank or a broker).
                                                   Redemptions of Fund shares will be confirmed to CMA program subscribers
                                                   (rounded to the nearest share) in their monthly transaction statements.
--------------------------------------------------------------------------------------------------------------------------------

                         Sell through the          You may sell shares held at the Transfer Agent by writing to the Transfer
                         Transfer Agent            Agent at the address on the inside back cover of this prospectus. All shareholders on the account must sign the letter and signatures must be guaranteed (e.g., by a bank or a broker). Redemption requests should not be sent to the Fund or Merrill Lynch. If inadvertently sent to the Fund or
                                                   Merrill Lynch, redemption requests will be forwarded to the Transfer Agent.
                                                   Following receipt of a properly completed request, the Transfer Agent will mail redemption proceeds to you at your address of record. If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay will usually not exceed ten days.
                                                   Check with the Transfer Agent or your Merrill Lynch Financial Consultant for details.
--------------------------------------------------------------------------------------------------------------------------------


                            CMA MULTI-STATE MUNICIPAL SERIES TRUST            25

[ICON] YOUR ACCOUNT

NET ASSET VALUE -- the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.
DIVIDENDS -- exempt interest, ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.
                                        HOW SHARES ARE PRICED
                                    --------------------------------------------

                                    When you buy shares, you pay the NET ASSET
                                    VALUE (normally $1.00 per share) without a sales charge. The "amortized cost" method is used in calculating net asset value, meaning that the calculation is based on a valuation of the assets held by each Fund at cost, with an adjustment for any discount or premium on a security at the time of purchase. The net asset value is the offering price. Shares are also redeemed at their net asset value. Each Fund calculates its net asset value at 12 noon Eastern time on each business day the New York Stock Exchange or New York banks are open, immediately after the daily declaration of dividends. The net asset value used in determining your price is the one calculated after your purchase or redemption order becomes effective. Share purchase orders are effective on the date Federal funds become available to the Fund.


DIVIDENDS AND TAXES
----------------------------------------------------------------------------

                              DIVIDENDS are declared and reinvested daily in the form of additional shares at net asset value. You will begin accruing dividends on the day following the date your purchase becomes effective. Shareholders will receive statements monthly as to such reinvestments. In most cases shareholders redeeming their holdings will receive all dividends declared and reinvested through the date of redemption.

                              Each Fund intends to make distributions, most of which will be exempt from Federal income tax, the designated state's personal income tax and, in certain instances, where applicable, local personal income tax. Where applicable, each Fund intends that the value of its shares will be exempt from any state intangible personal property tax or local personal property tax, although it cannot guarantee that this will always be the case. If you are subject to income tax in a state other than the relevant designated state, the dividends derived from state municipal securities of the designated state will not be exempt from that state's personal income tax although they may be exempt from Federal income tax.


                              Distributions derived from capital gains on portfolio securities will be subject to federal income taxes and will generally be subject to state and local income taxes. Capital gains dividends are generally taxed at different rates from ordinary income dividends for Federal income tax purposes. In general, capital gain dividends are taxed at the same rates as ordinary income for state personal income tax purposes. Certain investors may be subject to a


26                          CMA MULTI-STATE MUNICIPAL SERIES TRUST

                              Federal alternative minimum tax on dividends received from a Fund attributable to the Fund's investments in private activity bonds. Interest income on some of each Fund's investments may produce taxable distributions.



                              Generally, within 60 days after the end of a Fund's taxable year, the Trust will tell you the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable, for federal income tax purposes, as long term capital gains to you regardless of how long you have held your shares. The tax treatment of distributions from a Fund is the same whether you choose to receive distributions in cash or to have them reinvested in shares of the Fund.


                              If the value of assets held by a Fund declines, the Trustees may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of your eliminated shares would be added to the basis of your remaining Fund shares, and you could recognize a capital loss if you disposed of your shares at that time.

                              By law, each Fund must withhold 31% of your dividends and proceeds if you have not provided a taxpayer identification number to the Trust or the number is incorrect.


                              This section summarizes some of the consequences under current Federal and, very generally, state tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in each Fund under all applicable tax laws.


                            CMA MULTI-STATE MUNICIPAL SERIES TRUST            27

[ICON]

MANAGEMENT OF THE FUNDS [ICON]
                              FUND ASSET MANAGEMENT
                              --------------------------------------------------

                              Fund Asset Management, the Funds' Manager, manages each Fund's investments and its business operations under the overall supervision of the Trust's Board of Trustees. The Manager has the responsibility for making all investment decisions for each Fund. Each Fund pays the Manager a fee at the annual rate of 0.500% of each Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets exceeding $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets exceeding $1 billion.


                              Fund Asset Management is part of Merrill Lynch Asset Management Group, which had approximately $516 billion in investment company and other portfolio assets under management as of June 1999. This amount includes assets managed for Merrill Lynch affiliates.


A NOTE ABOUT YEAR 2000
                              Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Each Fund could be adversely affected if the computer systems used by Fund management or other Fund service providers do not properly address this problem before January 1, 2000. Fund management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. Each Fund's other service providers have told Fund management that they also expect to resolve the Year 2000 Problem, and Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, each Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers in which each Fund invests, and this could hurt each Fund's investment returns.

28                          CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned on an investment in the respective Fund (assuming reinvestment of all dividends). This information has been audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, is included in each Fund's annual report to shareholders, which is available upon request.


                                                                ARIZONA FUND
                                          ---------------------------------------------------------
                                                        FOR THE YEAR ENDED MARCH 31,
                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:     1999        1998        1997        1996        1995
---------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
---------------------------------------------------------------------------------------------------
 Net asset value, beginning of year       $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
---------------------------------------------------------------------------------------------------
 Investment income --  net                     .03         .03         .03         .03         .03
---------------------------------------------------------------------------------------------------
 Realized gain (loss) on investments --
  net                                           --+         --+         --+         --+         --+
---------------------------------------------------------------------------------------------------
 Total from investment operations              .03         .03         .03         .03         .03
---------------------------------------------------------------------------------------------------
 Less dividends from investment
 income --  net                               (.03)       (.03)       (.03)       (.03)       (.03)
---------------------------------------------------------------------------------------------------
 Net asset value, end of year             $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
---------------------------------------------------------------------------------------------------
 Total Investment Return                      2.73%       3.05%       2.86%       3.35%       2.83%
---------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement                .73%        .74%        .76%        .58%        .54%
---------------------------------------------------------------------------------------------------
 Expenses                                      .73%        .74%        .76%        .77%        .85%
---------------------------------------------------------------------------------------------------
 Investment income --  net                    2.69%       2.99%       2.80%       3.27%       2.84%
---------------------------------------------------------------------------------------------------
 Supplemental Data:
---------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands)   $214,018    $213,277    $169,551    $137,520    $103,717
---------------------------------------------------------------------------------------------------



  +  Amount is less than $.01 per share.

                            CMA MULTI-STATE MUNICIPAL SERIES TRUST            29

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                    CALIFORNIA FUND
                                          -------------------------------------------------------------------
                                                             FOR THE YEAR ENDED MARCH 31,
                                          -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:      1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year       $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                        .03           .03           .03           .03           .03
-------------------------------------------------------------------------------------------------------------
 Realized gain (loss) on
 investments -- net                               --+           --+           --+           --+           --+
-------------------------------------------------------------------------------------------------------------
 Total from investment operations                .03           .03           .03           .03           .03
-------------------------------------------------------------------------------------------------------------
 Less dividends from investment
 income -- net                                  (.03)         (.03)         (.03)         (.03)         (.03)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of year             $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Total Investment Return                        2.68%         3.06%         2.90%         3.15%         2.66%
-------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------
 Expenses                                        .58%          .59%          .60%          .64%          .63%
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                       2.63%         3.00%         2.85%         3.11%         2.62%
-------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands)   $2,270,864    $2,005,663    $1,565,802    $1,421,140    $1,168,234
-------------------------------------------------------------------------------------------------------------



  +  Amount is less than $.01 per share.

                                                                   CONNECTICUT FUND
                                          -------------------------------------------------------------------
                                                             FOR THE YEAR ENDED MARCH 31,
                                          -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:      1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year       $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                        .03           .03           .03           .03           .03
-------------------------------------------------------------------------------------------------------------
 Realized gain (loss) on
 investments -- net                               --+           --+           --+           --+           --+
-------------------------------------------------------------------------------------------------------------
 Total from investment operations                .03           .03           .03           .03           .03
-------------------------------------------------------------------------------------------------------------
 Less dividends from investment
 income -- net                                  (.03)         (.03)         (.03)         (.03)         (.03)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of year             $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Total Investment Return                        2.62%         2.93%         2.81%         3.01%         2.54%
-------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------
 Expenses                                        .70%          .69%          .71%          .72%          .71%
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                       2.58%         2.88%         2.76%         2.97%         2.53%
-------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands)   $  481,633    $  453,295    $  339,931    $  313,362    $  260,398
-------------------------------------------------------------------------------------------------------------



  +  Amount is less than $.01 per share.

                            CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                  MASSACHUSETTS FUND
                                          -------------------------------------------------------------------
                                                             FOR THE YEAR ENDED MARCH 31,
                                          -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:      1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year       $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                        .03           .03           .03           .03           .02
-------------------------------------------------------------------------------------------------------------
 Realized gain (loss) on
 investments -- net                               --+           --+           --+           --+           --+
-------------------------------------------------------------------------------------------------------------
 Total from investment operations                .03           .03           .03           .03           .02
-------------------------------------------------------------------------------------------------------------
 Less dividends from investment
 income -- net                                  (.03)         (.03)         (.03)         (.03)         (.02)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of year             $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Total Investment Return                        2.77%         3.03%         2.84%         3.04%         2.46%
-------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------
 Expenses                                        .72%          .72%          .76%          .76%          .76%
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                       2.72%         2.98%         2.78%         3.00%         2.43%
-------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands)   $  331,437    $  268,929    $  200,598    $  189,482    $  161,076
-------------------------------------------------------------------------------------------------------------



  +  Amount is less than $.01 per share.

                                                                     MICHIGAN FUND
                                          -------------------------------------------------------------------
                                                             FOR THE YEAR ENDED MARCH 31,
                                          -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:      1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year       $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                        .03           .03           .03           .03           .03
-------------------------------------------------------------------------------------------------------------
 Realized gain (loss) on
 investments -- net                               --+           --+           --+           --+           --+
-------------------------------------------------------------------------------------------------------------
 Total from investment operations                .03           .03           .03           .03           .03
-------------------------------------------------------------------------------------------------------------
 Less dividends from investment
 income -- net                                  (.03)         (.03)         (.03)         (.03)         (.03)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of year             $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Total Investment Return                        2.78%         3.07%         2.90%         3.12%         2.57%
-------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------
 Expenses                                        .71%          .71%          .72%          .73%          .73%
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                       2.72%         3.02%         2.84%         3.05%         2.54%
-------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands)   $  393,612    $  306,046    $  272,969    $  247,544    $  220,171
-------------------------------------------------------------------------------------------------------------



  +  Amount is less than $.01 per share.

                            CMA MULTI-STATE MUNICIPAL SERIES TRUST            31

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                                    NEW JERSEY FUND
                                          -------------------------------------------------------------------
                                                             FOR THE YEAR ENDED MARCH 31,
                                          -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:      1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year       $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                        .03           .03           .03           .03           .02
-------------------------------------------------------------------------------------------------------------
 Realized gain (loss) on
 investments -- net                               --+           --+           --+           --+           --+
-------------------------------------------------------------------------------------------------------------
 Total from investment operations                .03           .03           .03           .03           .02
-------------------------------------------------------------------------------------------------------------
 Less dividends from investment
 income -- net                                  (.03)         (.03)         (.03)         (.03)         (.02)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of year             $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Total Investment Return                        2.71%         2.97%         2.83%         3.07%         2.52%
-------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------
 Expenses                                        .66%          .66%          .68%          .68%          .71%
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                       2.65%         2.92%         2.78%         3.02%         2.51%
-------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands)   $1,017,235    $  799,997    $  683,361    $  610,285    $  525,747
-------------------------------------------------------------------------------------------------------------



  +  Amount is less than $.01 per share.

                                                                     NEW YORK FUND
                                          -------------------------------------------------------------------
                                                             FOR THE YEAR ENDED MARCH 31,
                                          -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:      1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year       $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                        .03           .03           .03           .03           .03
-------------------------------------------------------------------------------------------------------------
 Realized gain (loss) on
 investments -- net                               --+           --+           --+           --+           --+
-------------------------------------------------------------------------------------------------------------
 Total from investment operations                .03           .03           .03           .03           .03
-------------------------------------------------------------------------------------------------------------
 Less dividends from investment
 income -- net                                  (.03)         (.03)         (.03)         (.03)         (.03)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of year             $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Total Investment Return                        2.79%         3.09%         2.94%         3.17%         2.59%
-------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------
 Expenses                                        .61%          .61%          .63%          .64%          .67%
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                       2.74%         3.04%         2.88%         3.12%         2.59%
-------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands)   $1,826,720    $1,556,021    $1,236,322    $1,132,264    $  919,852
-------------------------------------------------------------------------------------------------------------



  +  Amount is less than $.01 per share.

                            CMA MULTI-STATE MUNICIPAL SERIES TRUST

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                  NORTH CAROLINA FUND
                                          -------------------------------------------------------------------
                                                             FOR THE YEAR ENDED MARCH 31,
                                          -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:      1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year       $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                        .03           .03           .03           .03           .03
-------------------------------------------------------------------------------------------------------------
 Realized gain (loss) on
 investments -- net                               --+           --+           --+           --+           --+
-------------------------------------------------------------------------------------------------------------
 Total from investment operations                .03           .03           .03           .03           .03
-------------------------------------------------------------------------------------------------------------
 Less dividends from investment
 income -- net                                  (.03)         (.03)         (.03)         (.03)         (.03)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of year             $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Total Investment Return                        2.73%         3.02%         2.84%         3.12%         2.61%
-------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------
 Expenses, net of reimbursement                  .71%          .71%          .72%          .69%          .62%
-------------------------------------------------------------------------------------------------------------
 Expenses                                        .71%          .71%          .72%          .74%          .72%
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                       2.69%         2.97%         2.79%         3.08%         2.58%
-------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands)   $  304,066    $  307,069    $  274,180    $  273,910    $  278,704
-------------------------------------------------------------------------------------------------------------



  +  Amount is less than $.01 per share.

                                                                       OHIO FUND
                                          -------------------------------------------------------------------
                                                             FOR THE YEAR ENDED MARCH 31,
                                          -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:      1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year       $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                        .03           .03           .03           .03           .03
-------------------------------------------------------------------------------------------------------------
 Realized gain (loss) on
 investments -- net                               --+           --+           --+           --+           --+
-------------------------------------------------------------------------------------------------------------
 Total from investment operations                .03           .03           .03           .03           .03
-------------------------------------------------------------------------------------------------------------
 Less dividends from investment
 income -- net                                  (.03)         (.03)         (.03)         (.03)         (.03)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of year             $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Total Investment Return                        2.85%         3.15%         3.00%         3.26%         2.65%
-------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------
 Expenses                                        .71%          .70%          .71%          .73%          .74%
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                       2.80%         3.09%         2.94%         3.21%         2.64%
-------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands)   $  402,370    $  394,715    $  327,173    $  282,187    $  237,655
-------------------------------------------------------------------------------------------------------------



  +  Amount is less than $.01 per share.

                            CMA MULTI-STATE MUNICIPAL SERIES TRUST            33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                   PENNSYLVANIA FUND
                                          -------------------------------------------------------------------
                                                             FOR THE YEAR ENDED MARCH 31,
                                          -------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:      1999          1998          1997          1996          1995
-------------------------------------------------------------------------------------------------------------
 Per Share Operating Performance:
-------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year       $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                        .03           .03           .03           .03           .03
-------------------------------------------------------------------------------------------------------------
 Realized gain (loss) on
 investments -- net                               --+           --+           --+           --+           --+
-------------------------------------------------------------------------------------------------------------
 Total from investment operations                .03           .03           .03           .03           .03
-------------------------------------------------------------------------------------------------------------
 Less dividends from investment
 income -- net                                  (.03)         (.03)         (.03)         (.03)         (.03)
-------------------------------------------------------------------------------------------------------------
 Net asset value, end of year             $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
-------------------------------------------------------------------------------------------------------------
 Total Investment Return                        2.77%         3.08%         2.92%         3.19%         2.65%
-------------------------------------------------------------------------------------------------------------
 Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------
 Expenses                                        .70%          .70%          .71%          .72%          .71%
-------------------------------------------------------------------------------------------------------------
 Investment income -- net                       2.71%         3.03%         2.86%         3.13%         2.64%
-------------------------------------------------------------------------------------------------------------
 Supplemental Data:
-------------------------------------------------------------------------------------------------------------
 Net assets, end of year (in thousands)   $  528,840    $  443,012    $  428,896    $  416,729    $  353,635
-------------------------------------------------------------------------------------------------------------



  +  Amount is less than $.01 per share.

                            CMA MULTI-STATE MUNICIPAL SERIES TRUST

                                                        POTENTIAL
                 -------------------------              INVESTORS                ----------------------------
                 |                           OPEN AN ACCOUNT (TWO OPTIONS).                                 |
                 |                                                                                          |
                 |                                                                                          |

                -1-                                                                                        -2-

       CMA PROGRAM SUBSCRIBERS                                                                        TRANSFER AGENT
           MERRILL LYNCH
        FINANCIAL CONSULTANT                                                                 FINANCIAL DATA SERVICES, INC.
                                                                                                     P.O. Box 45290
 ADVISES SHAREHOLDERS ON THEIR FUND                                                         JACKSONVILLE, FLORIDA 32232-5290
            INVESTMENTS.                                                                            1-800-221-7210
                 |
                 |                                                                                      PERFORMS
                 |                                                                        RECORDKEEPING AND REPORTING SERVICES.
                 |                                     DISTRIBUTOR                                          |
                 |                                                                                          |
                 |                        MERRILL LYNCH, PIERCE, FENNER & SMITH                             |
                 |                                     INCORPORATED                                         |
                 |                                     NORTH TOWER                                          |
                 |                                WORLD FINANCIAL CENTER                                    |
                 -----------------                  250 VESEY STREET                     --------------------
                                                 NEW YORK, NEW YORK 10281

                                          ARRANGES FOR THE SALE OF FUND SHARES.

                                                           |
                                                           |
                                                           |
                                                           |

                                                        THE FUNDS
                 -----------------------         THE BOARD OF TRUSTEES               ------------------------
                 |                                 OVERSEES EACH FUND.                                      |
                 |                                                                                          |
                 |                                                                                          |

              COUNSEL                              |                |                                   CUSTODIAN
                                                   |                |
          BROWN & WOOD LLP                         |                |                   STATE STREET BANK AND TRUST COMPANY
       ONE WORLD TRADE CENTER                      |                |                                P.O. BOX 1713
   NEW YORK, NEW YORK 10048-0557                   |                |                         BOSTON, MASSACHUSETTS 02101
                                                   |                |
 PROVIDES LEGAL ADVICE TO THE FUND.                |                |                  HOLDS THE FUND'S ASSETS FOR SAFEKEEPING.
                                                   |                |
                                                   |                |
                                                   |                |
                                                   |                |
        INDEPENDENT AUDITORS      ------------------                -----------------                  MANAGER

        DELOITTE & TOUCHE LLP                                                                 FUND ASSET MANAGEMENT, L.P.
          117 CAMPUS DRIVE
  PRINCETON, NEW JERSEY 08540-6400                                                               ADMINISTRATIVE OFFICES
                                                                                                 800 SCUDDERS MILL ROAD
        AUDITS THE FINANCIAL                                                                  PLAINSBORO, NEW JERSEY 08536
STATEMENTS OF THE FUND ON BEHALF OF
         THE SHAREHOLDERS.                                                                           MAILING ADDRESS
                                                                                                      P.O. BOX 9011
                                                                                            PRINCETON, NEW JERSEY 08543-9011

                                                                                                    TELEPHONE NUMBER
                                                                                                     1-800-MER-FUND

                                                                                        MANAGES THE FUND'S DAY-TO-DAY ACTIVITIES.



                                      CMA MULTI-STATE MUNICIPAL SERIES TRUST

FOR MORE INFORMATION
[ICON]

SHAREHOLDER REPORTS

Additional information about each Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. You may obtain these reports at no cost by calling 1-800-221-7210.



Each Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800-221-7210.


STATEMENT OF ADDITIONAL INFORMATION


The Funds' Statement of Additional Information contains further information about each Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Trust at Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290 or by calling 1-800-221-7210.


Contact your Merrill Lynch Financial Consultant or the Trust at the telephone number or address indicated above if you have any questions.

Information about each Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THE INFORMATION CONTAINED IN THIS PROSPECTUS.

Investment Company Act file #811-5011
Code #16817-0799
-C- Fund Asset Management, L.P.


                                                                       [LOGO]
PROSPECTUS
CMA MULTI-STATE MUNICIPAL SERVIES TRUST



 ARIZONA



 CALIFORNIA



 CONNECTICUT



 MASSACHUSETTS



 MICHIGAN



 NEW JERSEY



 NEW YORK



 NORTH CAROLINA



 OHIO



 PENNSYLVANIA


                                                               July 27, 1999

                      STATEMENT OF ADDITIONAL INFORMATION


                       CMA MULTI-STATE MUNICIPAL SERIES TRUST

   CMA ARIZONA MUNICIPAL MONEY FUND      CMA NEW JERSEY MUNICIPAL MONEY FUND
 CMA CALIFORNIA MUNICIPAL MONEY FUND      CMA NEW YORK MUNICIPAL MONEY FUND
 CMA CONNECTICUT MUNICIPAL MONEY FUND     CMA NORTH CAROLINA MUNICIPAL MONEY
CMA MASSACHUSETTS MUNICIPAL MONEY FUND                   FUND
  CMA MICHIGAN MUNICIPAL MONEY FUND         CMA OHIO MUNICIPAL MONEY FUND
                                        CMA PENNSYLVANIA MUNICIPAL MONEY FUND

P.O. Box 9011, Princeton, New Jersey 08543-9011 - Phone No. (609) 282-2800
                              -------------------


    CMA Multi-State Municipal Series Trust (the "Trust") consists of CMA Arizona Municipal Money Fund (the "Arizona Fund"), CMA California Municipal Money Fund (the "California Fund"), CMA Connecticut Municipal Money Fund (the "Connecticut Fund"), CMA Massachusetts Municipal Money Fund (the "Massachusetts Fund"), CMA Michigan Municipal Money Fund (the "Michigan Fund"), CMA New Jersey Municipal Money Fund (the "New Jersey Fund"), CMA New York Municipal Money Fund (the "New York Fund"), CMA North Carolina Municipal Money Fund (the "North Carolina Fund"), CMA Ohio Municipal Money Fund (the "Ohio Fund") and CMA Pennsylvania Municipal Money Fund (the "Pennsylvania Fund") (together, the "Funds"). Each Fund is a non-diversified, no-load money market mutual fund seeking current income (or value, in the case of property taxes) exempt from Federal income taxes, the designated state's personal income taxes and, in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Each Fund also seeks preservation of capital and liquidity available from investing in a portfolio of short-term, high quality obligations, the interest on which (or, in the case of property taxes, the value of which) is exempt, in the opinion of counsel to the issuer, from Federal income taxes, personal income taxes of the designated state and, in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. The Funds may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Funds to a Federal alternative minimum tax. The Funds also may invest in derivative or synthetic municipal instruments. The Funds' shares are offered to participants in the Cash Management
Account-Registered Trademark- ("CMA" or "CMA account") financial service program of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to provide a medium for the investment of free cash balances held in CMA accounts. A CMA account is a conventional Merrill Lynch cash securities or margin securities account ("Securities Account") that is linked to the Funds and certain other mutual funds (collectively, the "CMA Funds"), money market deposit accounts maintained with depository institutions and to a Visa-Registered Trademark- card/check account ("Visa Account"). Merrill Lynch markets its margin account under the name Investor CreditLine-SM- service. The CMA Funds and the Insured Savings Account are collectively referred to as "Money Accounts."

                            ------------------------


    A customer of Merrill Lynch may subscribe to the CMA program with a minimum of $20,000 in securities or cash. Free cash balances in the Securities Account of CMA participants may be invested, automatically or periodically, in shares of one of the CMA Funds or deposited with a depository institution through the Insured Savings-SM- Account (the "Insured Savings Account"). Free cash balances held in CMA accounts will be invested automatically or deposited through the Money Account selected by the CMA subscriber as the Primary Money Account. This permits the subscriber to earn a return on such funds pending further investment in other aspects of the CMA program or utilization of the Visa Account. The shares of the Funds also may be purchased by individual investors maintaining accounts directly with the Transfer Agent who do not subscribe to the CMA program. The minimum initial purchase for non-CMA subscribers is $5,000 and subsequent purchases must be $1,000 or more.


    Merrill Lynch charges a program participation fee for the CMA service which presently is $100 per year for individuals (an additional $25 annual program fee is charged for participation in the CMA Visa-Registered Trademark- Gold Program described in the CMA Program Description). A different fee may be charged to certain group plans and special accounts. Merrill Lynch reserves the right to change the fee for the CMA service or the CMA Visa Gold Program at any time.
                            ------------------------

    THE INFORMATION IN THIS DOCUMENT SHOULD BE READ IN CONJUNCTION WITH THE DESCRIPTION OF THE MERRILL LYNCH CASH MANAGEMENT ACCOUNT PROGRAM WHICH IS FURNISHED TO ALL CMA SUBSCRIBERS. REFERENCE IS MADE TO SUCH DESCRIPTION FOR INFORMATION WITH RESPECT TO THE CMA PROGRAM, INCLUDING THE FEES RELATED THERETO. INFORMATION CONCERNING THE OTHER CMA FUNDS IS CONTAINED IN THE PROSPECTUS RELATING TO EACH OF SUCH FUNDS AND INFORMATION CONCERNING THE INSURED SAVINGS ACCOUNT IS CONTAINED IN THE INSURED SAVINGS ACCOUNT FACT SHEET. ALL CMA SUBSCRIBERS ARE FURNISHED WITH THE PROSPECTUSES OF CMA MONEY FUND, CMA GOVERNMENT SECURITIES FUND, CMA TAX-EXEMPT FUND AND CMA TREASURY FUND AND THE INSURED SAVINGS ACCOUNT FACT SHEET. FOR MORE INFORMATION ABOUT THE MERRILL LYNCH CASH MANAGEMENT ACCOUNT PROGRAM, CALL TOLL-FREE FROM ANYWHERE IN THE U.S., 1-800-CMA-INFO (1-800-262-4636).

    UNLESS OTHERWISE INDICATED, THE INFORMATION SET FORTH IN THIS STATEMENT OF ADDITIONAL INFORMATION IS APPLICABLE TO EACH FUND. MANAGEMENT OF THE TRUST HAS CONSIDERED THE POSSIBILITY THAT THE USE OF A COMBINED PROSPECTUS MAY SUBJECT A FUND OR FUNDS TO LIABILITY FOR AN ALLEGED MISSTATEMENT RELATING TO ANOTHER FUND OR FUNDS. MANAGEMENT BELIEVES THIS POSSIBILITY IS REMOTE.
                            ------------------------


    This Statement of Additional Information of the Funds is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated July 27, 1999 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) 221-7210 or by writing the Trust at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. Each Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 221-7210 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

                            ------------------------
                        FUND ASSET MANAGEMENT -- MANAGER

                            ------------------------


       The date of this Statement of Additional Information is July 27, 1999.

                               TABLE OF CONTENTS


                                                                                                               PAGE
                                                                                                             ---------
Investment Objectives and Policies.........................................................................          2
Management of the Funds....................................................................................         10
Trustees and Officers......................................................................................         10
Compensation of Trustees...................................................................................         12
Management and Advisory Arrangements.......................................................................         14
Code of Ethics.............................................................................................         17
Purchase of Shares.........................................................................................         17
Distribution Plans.........................................................................................         20
Redemption of Shares.......................................................................................         21
Determination of Net Asset Value...........................................................................         23
Yield Information..........................................................................................         24
Portfolio Transactions.....................................................................................         25
Dividends and Taxes........................................................................................         27
General Information........................................................................................         34
Description of Shares......................................................................................         34
Independent Auditors.......................................................................................         34
Custodian..................................................................................................         34
Transfer Agent.............................................................................................         35
Legal Counsel..............................................................................................         35
Reports to Shareholders....................................................................................         35
Shareholder Inquiries......................................................................................         35
Additional Information.....................................................................................         35
Financial Statements.......................................................................................         35
Appendix...................................................................................................        A-1
  Economic and Financial Conditions in Arizona.............................................................        A-1
  Economic and Financial Conditions in California..........................................................        B-1
  Economic and Financial Conditions in Connecticut.........................................................        C-1
  Economic and Financial Conditions in Massachusetts.......................................................        D-1
  Economic and Financial Conditions in Michigan............................................................        E-1
  Economic and Financial Conditions in New Jersey..........................................................        F-1
  Economic and Financial Conditions in New York............................................................        G-1
  Economic and Financial Conditions in North Carolina......................................................        H-1
  Economic and Financial Conditions in Pennsylvania........................................................        J-1
  Information Concerning Municipal Securities..............................................................        K-1
  Part C...................................................................................................

                       INVESTMENT OBJECTIVES AND POLICIES

    The investment objectives of each Fund are to seek current income (or value, in the case of property taxes) exempt from Federal and the designated state's personal income taxes and in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Each Fund also seeks preservation of capital and liquidity available from investing in a portfolio of short-term, high quality tax-exempt securities. Each Fund seeks to achieve its objectives by investing primarily in a portfolio of obligations with remaining maturities of 397 days (13 months) or less that are issued by or on behalf of the designated states, their political subdivisions, agencies and instrumentalities, and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam and issuers of derivative or synthetic municipal instruments ("Derivative Products"), the interest from which (or, in the case of property taxes, the value of which) is exempt, in the opinion of counsel to the issuer, from Federal income taxes, the designated state's income taxes and in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Such obligations are herein referred to as "State Municipal Securities." The investment objectives of the Funds described in this paragraph are fundamental policies of each Fund and may not be changed without a vote of the majority of the outstanding shares of the respective Fund.

    The Funds ordinarily do not intend to realize investment income not exempt from Federal income taxes, the personal income taxes of the designated states or, if applicable, local personal income or property taxes and/or state intangible personal property taxes. However, to the extent that suitable State Municipal Securities are not available for investment by a Fund, that Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less that are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is exempt, in the opinion of counsel to the issuer, from Federal taxes but not state or, where relevant, local taxes. Such obligations, either separately or together with State Municipal Securities, are herein referred to as "Municipal Securities."

    The Funds can be expected to offer lower yields than longer-term municipal bond funds because the types of securities in which the Funds will invest, as described in the Prospectus (hereinafter referred to as "State Municipal Securities" or "Municipal Securities"), have shorter maturities and therefore tend to produce lower yields than longer-term municipal securities. Interest rates in the short-term municipal securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. Because the Funds invest solely in short-term securities, however, the market value of each Fund's portfolio at any given time can be expected to fluctuate less as a result of changes in interest rates.


    Except during temporary defensive periods, each Fund will invest at least 65% of its total assets in State Municipal Securities and at least 80% of its net assets in Municipal Securities. The New Jersey Fund will invest at least 80% of its total assets in New Jersey State Municipal Securities. Interest received on certain State Municipal Securities and Municipal Securities that are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. See "Taxes." The percentage of each Fund's net assets invested in "private activity bonds" will vary during the year. Each Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, with maturities of 397 days (13 months) or less, and are referred to herein as "Taxable Securities." In addition, each Fund except the New Jersey Fund reserves the right as a defensive measure to invest temporarily more than 35% of its total assets in Municipal Securities other than its respective State Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of Fund Asset Management, L.P. (the "Manager"), prevailing market or financial conditions warrant. The New Jersey Fund reserves the right as a defensive measure to invest temporarily more than 20% of its total assets in Municipal Securities other than New Jersey Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of the Manager, prevailing market or financial conditions warrant.

    As noted above, each Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the "Code"), as "private activity bonds." A Fund's policy with respect to investments in "private activity bonds" is not a fundamental policy of that Fund and may be amended by the Trustees of the Trust without the approval of the Fund's shareholders. Each Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible "concentration" in Municipal Securities with bank credit enhancements, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. See "Investment Objectives and Policies -- Other Factors."


    Investment in Fund shares offers several potential benefits. The Funds are investment vehicles designed to be suitable for investors of designated states seeking income (or value, in the case of property taxes) exempt from income taxation by those states as well as Federal income taxation and, in certain instances, where applicable, local personal income taxation, local personal property taxation and state intangible personal property taxation. Each Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short-term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. The Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each Fund.


    The State Municipal Securities in which the Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. The Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Funds.

    Certain of the instruments in which the Funds invest, including Variable Rate Demand Obligations ("VRDOs") and Derivative Products, effectively provide the Funds with economic interests in long-term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a "demand right"). Under Commission rules, the Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or of the long-term bonds underlying the Derivative Products (the "Underlying Bonds"). Such maturities are sufficiently short-term to allow such instruments to qualify as eligible investments for money market funds such as the Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of the Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Fund.

    VARIABLE RATE DEMAND OBLIGATIONS. VRDOs are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a short notice period. The interest on a VRDO is adjustable at periodic intervals to a rate calculated to maintain the market value of the VRDO at approximately the par value of the VRDO on adjustment date. The adjustment may be based on an interest rate adjustment index.

    VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities.

    A VRDO with a demand notice period exceeding seven days will therefore be subject to the Funds' restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Manager the daily function of determining and monitoring liquidity of such VRDO. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

    The Funds also may invest in VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by financial institutions, typically commercial banks ("institutions"). Participating VRDOs provide the Funds with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the institution on a specified number of days' notice, presently not to exceed 30 days. In addition, each Participating VRDO is backed by an irrevocable letter of credit or similar commitment of the institution. A Fund that invests in a VRDO has an undivided interest in an underlying obligation and thus participates on the same basis as the institution in such obligation, except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment.

    Each Fund has been advised by counsel to the Trust that the interest received on Participating VRDOs will be treated as interest from tax-exempt obligations as long as such Fund does not invest more than a limited amount (not more than 20%) of its total assets in such investments and certain other conditions are met. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs.

    Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund's yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund's yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

    DERIVATIVE PRODUCTS. The Funds may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more Underlying Bonds coupled with a conditional right to sell ("put") that Fund's interest in the Underlying Bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a Derivative Product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) "Tender Option Bonds," which are instruments which grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products," in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) "Partnerships," which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying Bond in accordance with a governing agreement. The Funds may also invest in other forms of short-term Derivative Products eligible for investment by money market funds.

    Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. While a Fund receives opinions of legal counsel to the effect that the income from a Derivative Product in which the fund invests is tax-exempt at the Federal and state level to the same extent as the Underlying Bond, the Internal Revenue Service (the "IRS"), as well as the taxing authorities of many states have not issued a ruling on this subject. Were the IRS or any state taxing authority to issue an adverse ruling or take an adverse position with respect to the taxation of Derivative Products, there is a risk that the interest paid on such Derivative Products or, in the case of property taxes, the value of such fund to the extent represented by such Derivative Products, would be deemed taxable on the Federal and/or state level.


    MUNICIPAL LEASE OBLIGATIONS. Also included within the general category of the State Municipal Securities are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") entered into by the designated state or a political subdivision thereof to finance the acquisition or construction of equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "nonappropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "nonappropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such Fund's net assets. A Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. Pursuant to Guidelines which apply to the Funds and other funds managed by the Manager (which funds may be able to invest in lower rated obligations than the Funds), the Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's Investors Service, Inc. ("Moody's"), or BBB or better by Standard & Poor's or Fitch IBCA, Inc. ("Fitch"). Unrated lease obligations will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the unrated lease obligations, the Manager must, among other things, also review the creditworthiness of the municipality obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.


    PURCHASE OF SECURITIES WITH FIXED PRICE "PUTS." The Tax-Exempt Fund has authority to purchase fixed rate Tax-Exempt Securities and, for a price, simultaneously acquire the right to sell such securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a fixed price put. Puts with respect to fixed rate instruments are to be distinguished from the demand or repurchase features of VRDNs and Participating VRDNs which enable the Tax-Exempt Fund to dispose of the security at a time when the market value of the security approximates its par value.


SHORT-TERM MATURITY STANDARDS

    All of the investments of the Funds will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund's portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features which, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

    The maturities of VRDOs (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDO on demand or (ii) the period remaining until the VRDO's next interest rate adjustment. If not redeemed by the Funds through the demand feature, VRDOs mature on a specified date which may range up to 30 years from the date of issuance.

QUALITY STANDARDS

    Each Fund's portfolio investments in municipal notes and short-term tax-exempt commercial paper will be limited to those obligations which are rated, or issued by issuers who have been rated, in one of the two highest rating categories for short-term municipal debt obligations by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees of the Trust. Each Fund's investments in municipal bonds (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short-term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are three NRSROs which rate municipal obligations: Fitch, Moody's and Standard & Poor's. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. The Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities having the ratings described above. For a description of Municipal Securities and ratings, see Appendix K -- "Information Concerning Municipal Securities."

    Taxable Securities in which the Funds invest will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are five NRSROs that rate Taxable Securities: Fitch, Moody's, Standard & Poor's, Duff & Phelps Credit Ratings Co. and Thomson BankWatch, Inc. The Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured.

    Preservation of capital is a prime investment objective of the Funds, and while the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk of the failure of issuers or credit enhancers to meet their principal and interest obligations. With respect to repurchase agreement and purchase and sale contracts, there is also the risk of the failure of the parties involved to repurchase at the agreed-upon price, in which event each Fund may suffer time delays and incur costs or possible losses in connection with such transactions.


SINGLE STATE RISK


    Each Fund ordinarily will invest at least 65% (80% in the case of the New Jersey Fund) of its total assets in its respective State Municipal Securities and, therefore, it is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a tax-exempt mutual fund that is not concentrated in issuers of State Municipal Securities to this degree. Because each Fund's portfolio will be comprised primarily of short-term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer-term or lower quality State Municipal Securities. See Appendices A through J hereto for special considerations and risk factors specific to each Fund.

OTHER FACTORS

    Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund's portfolio. Not all short-term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund's portfolio.

    A Fund may invest more than 25% of the value of its total assets in Municipal Securities that are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Funds may be subject to greater risk as compared to mutual funds that do not follow this practice.

    In view of the possible "concentration" of the Funds in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing leading operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

    Changes to the Code limit the types and volume of securities qualifying for the Federal income tax exemption of interest with the result that the volume of new issues of Municipal Securities has declined substantially. Such changes may affect the availability of Municipal Securities for investment by the Funds, which could have a negative impact on the yield of the portfolios. Each Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund's shareholders to issue additional shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

    Municipal Securities at times may be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but such Fund may sell these securities prior to settlement date if it is deemed advisable. No new when-issued commitments will be made if more than 40% of a Fund's net assets would become so committed. Purchasing Municipal Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation generally will decrease. Each Fund will maintain a separate account at the Trust's custodian consisting of cash or liquid Municipal Securities (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

TAXABLE MONEY MARKET SECURITIES

    The Funds may invest in a variety of taxable money market securities ("Taxable Securities"). The Taxable Securities in which the Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.

    The standards applicable to Taxable Securities in which the Funds invest are essentially the same as those described above with respect to Municipal Securities. The Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured.

REPURCHASE AGREEMENTS

    The Funds may invest in Taxable Securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof which meet the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, such Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to such Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, such Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

    In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.

    From time to time, the Funds also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

INVESTMENT RESTRICTIONS

    The Trust has adopted a number of restrictions and policies relating to the investment of each Fund's assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective Fund's outstanding shares (for this purpose a majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). No Fund may:


        (1) purchase any securities other than securities referred to under "How the Funds Invest" in the Prospectus and under "Investment Objectives and Policies" herein;


        (2) invest more than 5% of its total assets (taken at market value at the time of each investment) in private activity bonds or industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

        (3) make investments for the purpose of exercising control or management;

        (4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

        (5) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

        (6) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

        (7) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under "Investment Objectives and Policies" and Appendix K -- "Information Concerning Municipal Securities";

        (8) make loans to other persons, provided that each Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act);

        (9) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. (Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.);

       (10) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value;

       (11) invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities;


       (12) act as an underwriter of securities, except to the extent that the Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

       (13) purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer; and



       (14) issue senior securities to the extent such issuance would violate applicable law.


    In addition to the foregoing, the Funds have undertaken with the State of Texas that they will not invest in oil, gas or mineral leases.


    The Funds are classified as non-diversified within the meaning of the Investment Company Act, which means that a Fund is not limited by such Act in the proportion of its assets that it may invest in obligations of a single issuer. However, each Fund's investments will be limited so as to qualify as a "regulated investment company" ("RIC") for purposes of the Code. See "Taxes." To qualify, among other requirements, the Trust will limit each Fund's investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of each Fund's total assets, not more than 5% of the market value of such assets will be invested in the securities of a single issuer and the respective Fund will not own more than 10% of the outstanding voting securities of a single issuer. For purposes of this restriction, the Funds will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that a Fund assumes large positions in the obligations of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.


                            MANAGEMENT OF THE FUNDS

TRUSTEES AND OFFICERS

    The Board of Trustees of the Trust consists of seven individuals, five of whom are not "interested persons" of the Trust as defined in the Investment Company Act (the "non-interested Trustees"). The Trustees are responsible for the overall supervision of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

    Information about the Trustees and executive officers of the Trust, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.


    TERRY K. GLENN (58) -- PRESIDENT AND TRUSTEE(1)(2) -- Executive Vice President of the Manager and Merrill Lynch Asset Management, L.P. ("MLAM") (which terms as used herein include their corporate predecessors) since 1983; Executive Vice President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.


    RONALD W. FORBES (58) -- TRUSTEE(2) -- 1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany since 1989; Consultant, Urban Institute, Washington, D.C. since 1995.

    CYNTHIA A. MONTGOMERY (46) -- TRUSTEE(2) -- Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.


    CHARLES C. REILLY (68) -- TRUSTEE(2) -- 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990.



    KEVIN A. RYAN (66) -- TRUSTEE(2) -- 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for the Advancement of Ethics and Character; Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.


    RICHARD R. WEST (60) -- TRUSTEE(2) -- Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc., Vornado Realty Trust, Inc., Vornado Operating Company and Alexander's Inc.

    ARTHUR ZEIKEL (66) -- TRUSTEE(1)(2) -- 300 Woodland Avenue, Westfield, New Jersey 07090. Chairman of the Manager and MLAM from 1997 to 1999 and President thereof from 1977 to 1997; Chairman of Princeton Services from 1997 to 1999, Director thereof from 1993 to 1999 and President thereof from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") from 1990 to 1999.

    VINCENT R. GIORDANO (54) -- SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER(1)(2) -- Senior Vice President of the Manager and MLAM since 1984; Senior Vice President of Princeton Services since 1993.

    EDWARD J. ANDREWS (39) -- VICE PRESIDENT AND PORTFOLIO MANAGER(1)(2) -- Vice President of MLAM since 1991; investment officer in the Private Banking Division of Citibank, N.A. from 1982 to 1991.

    PETER J. HAYES (40) -- VICE PRESIDENT AND PORTFOLIO MANAGER(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1988 to 1997.

    KENNETH A. JACOB (48) -- VICE PRESIDENT AND PORTFOLIO MANAGER(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1984 to 1997.

    KEVIN A. SCHIATTA (44) -- VICE PRESIDENT AND PORTFOLIO MANAGER(1)(2) -- Vice President of MLAM since 1985.

    HELEN MARIE SHEEHAN (39) -- VICE PRESIDENT AND PORTFOLIO MANAGER(1)(2) -- Vice President of MLAM since 1991; Assistant Vice President of MLAM from 1989 to 1991; employee of MLAM since 1985.

    STEVEN LEWIS (36) -- VICE PRESIDENT AND PORTFOLIO MANAGER(1)(2) -- Vice President of MLAM since 1998; Assistant Vice President of MLAM from 1995 to 1998.

    DARRIN SANFILLIPPO (34) -- VICE PRESIDENT AND PORTFOLIO MANAGER(1)(2) -- Vice President of MLAM since 1998; Assistant Vice President of MLAM from 1994 to 1998.

    DONALD C. BURKE (39) -- VICE PRESIDENT AND TREASURER(1)(2) -- Senior Vice President and Treasurer of the Manager and MLAM since 1999; First Vice President of MLAM from 1997 to 1999; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990; Vice President of PFD since 1999; Senior Vice President and Treasurer of Princeton Services since 1999.

    WILLIAM E. ZITELLI, JR. (31) -- SECRETARY(1)(2) -- Attorney associated with MLAM since 1998; Attorney associated with Pepper Hamilton LLP from 1997 to 1998; Attorney associated with Reboul, MacMurray, Hewitt, Maynard and Kristol from 1994 to 1997.


------------

(1) Interested person, as defined in the Investment Company Act, of the Trust.

(2) Such Trustee or officer is a director, trustee or officer of certain other investment companies for which MLAM or FAM acts as the investment adviser or manager.


    As of July 1, 1999, the Trustees and officers of the Trust as a group (17 persons) owned an aggregate of less than 1% of the outstanding shares of each Fund. At such date, Mr. Zeikel, a Trustee of the Trust, Mr. Glenn, a Trustee and officer of the Trust, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF TRUSTEES

    Pursuant to the terms of separate management agreements between the Trust on behalf of each Fund and the Manager (the "Management Agreements"), the Manager pays all compensation of officers and employees of the Trust as well as the fees of Trustees who are affiliated persons of ML & Co. or its subsidiaries. The Trust pays each non-interested Trustee a fee of $5,000 per year plus $500 per meeting attended. The Trust also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-interested Trustees, a fee of $2,000 per year. The Trust pays all Trustees' out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit and Nominating Committee receives an additional annual fee of $1,000 per year.

    The following table sets forth for the fiscal year ended March 31, 1999 compensation paid by the Funds to the non-affiliated Trustees and for the calendar year ended December 31, 1998 the aggregate compensation paid by all registered investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-affiliated Trustees.


                                                                                                        AGGREGATE
                                                                                                    COMPENSATION FROM
                                                                          PENSION OR RETIREMENT    FUND AND MLAM/ FAM
                                                        COMPENSATION    BENEFITS ACCRUED AS PART   ADVISED FUNDS PAID
  NAME OF TRUSTEE                                         FROM FUND          OF FUND EXPENSE         TO TRUSTEES(1)
-----------------------------------------------------  ---------------  -------------------------  -------------------
ARIZONA FUND
  Ronald W. Forbes(1)................................     $     257                  None               $ 192,567
  Cynthia A. Montgomery(1)...........................     $     257                  None               $ 192,567
  Charles C. Reilly(1)...............................     $     287                  None               $ 362,858
  Kevin A. Ryan(1)...................................     $     257                  None               $ 192,567
  Richard R. West(1).................................     $     257                  None               $ 346,125
CALIFORNIA FUND
  Ronald W. Forbes(1)................................     $   2,515                  None               $ 192,567
  Cynthia A. Montgomery(1)...........................     $   2,515                  None               $ 192,567
  Charles C. Reilly(1)...............................     $   2,810                  None               $ 362,858
  Kevin A. Ryan(1)...................................     $   2,515                  None               $ 192,567
  Richard R. West(1).................................     $   2,515                  None               $ 346,125
CONNECTICUT FUND
  Ronald W. Forbes(1)................................     $     565                  None               $ 192,567
  Cynthia A. Montgomery(1)...........................     $     565                  None               $ 192,567
  Charles C. Reilly(1)...............................     $     632                  None               $ 362,858
  Kevin A. Ryan(1)...................................     $     565                  None               $ 192,567
  Richard R. West(1).................................     $     565                  None               $ 346,125
MASSACHUSETTS FUND
  Ronald W. Forbes(1)................................     $     339                  None               $ 192,567
  Cynthia A. Montgomery(1)...........................     $     339                  None               $ 192,567
  Charles C. Reilly(1)...............................     $     379                  None               $ 362,858
  Kevin A. Ryan(1)...................................     $     339                  None               $ 192,567
  Richard R. West(1).................................     $     339                  None               $ 346,125

                                                                                                        AGGREGATE
                                                                                                    COMPENSATION FROM
                                                                          PENSION OR RETIREMENT    FUND AND MLAM/ FAM
                                                        COMPENSATION    BENEFITS ACCRUED AS PART   ADVISED FUNDS PAID
  NAME OF TRUSTEE                                         FROM FUND          OF FUND EXPENSE         TO TRUSTEES(1)
-----------------------------------------------------  ---------------  -------------------------  -------------------
MICHIGAN FUND
  Ronald W. Forbes(1)................................     $     393                  None               $ 192,567
  Cynthia A. Montgomery(1)...........................     $     393                  None               $ 192,567
  Charles C. Reilly(1)...............................     $     438                  None               $ 362,858
  Kevin A. Ryan(1)...................................     $     393                  None               $ 192,567
  Richard R. West(1).................................     $     393                  None               $ 346,125
NEW JERSEY FUND
  Ronald W. Forbes(1)................................     $   1,023                  None               $ 192,567
  Cynthia A. Montgomery(1)...........................     $   1,023                  None               $ 192,567
  Charles C. Reilly(1)...............................     $   1,144                  None               $ 362,858
  Kevin A. Ryan(1)...................................     $   1,023                  None               $ 192,567
  Richard R. West(1).................................     $   1,023                  None               $ 346,125
NEW YORK FUND
  Ronald W. Forbes(1)................................     $   1,994                  None               $ 192,567
  Cynthia A. Montgomery(1)...........................     $   1,994                  None               $ 192,567
  Charles C. Reilly(1)...............................     $   2,230                  None               $ 362,858
  Kevin A. Ryan(1)...................................     $   1,994                  None               $ 192,567
  Richard R. West(1).................................     $   1,994                  None               $ 346,125
NORTH CAROLINA FUND
  Ronald W. Forbes(1)................................     $     376                  None               $ 192,567
  Cynthia A. Montgomery(1)...........................     $     376                  None               $ 192,567
  Charles C. Reilly(1)...............................     $     421                  None               $ 362,858
  Kevin A. Ryan(1)...................................     $     376                  None               $ 192,567
  Richard R. West(1).................................     $     376                  None               $ 346,125
OHIO FUND
  Ronald W. Forbes(1)................................     $     485                  None               $ 192,567
  Cynthia A. Montgomery(1)...........................     $     485                  None               $ 192,567
  Charles C. Reilly(1)...............................     $     542                  None               $ 362,858
  Kevin A. Ryan(1)...................................     $     485                  None               $ 192,567
  Richard R. West(1).................................     $     485                  None               $ 346,125
PENNSYLVANIA FUND
  Ronald W. Forbes(1)................................     $     553                  None               $ 192,567
  Cynthia A. Montgomery(1)...........................     $     553                  None               $ 192,567
  Charles C. Reilly(1)...............................     $     618                  None               $ 362,858
  Kevin A. Ryan(1)...................................     $     553                  None               $ 192,567
  Richard R. West(1).................................     $     553                  None               $ 346,125


-------------

(1) The Trustees serve on the boards of FAM/MLAM-advised funds as follows: Mr. Forbes (38 registered investment companies consisting of 51 portfolios); Ms. Montgomery (38 registered investment companies consisting of 51 portfolios); Mr. Reilly (57 registered investment companies consisting of 70 portfolios); Mr. Ryan (38 registered investment companies consisting of 51 portfolios); and Mr. West (59 registered investment companies consisting of 83 portfolios).

    Trustees of the Trust, members of the Boards of other FAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes FAM, MLAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their trustees/directors and employees and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase shares of a Fund at net asset value. Each Fund realizes economies of scale and reduction of sales-related expenses by virtue of the familiarity of these persons with the Fund. Employees and directors or trustees wishing to purchase shares of each Fund must satisfy the Fund's suitability standards.

MANAGEMENT AND ADVISORY ARRANGEMENTS

    MANAGEMENT SERVICES. Subject to the supervision of the Board of Trustees, the Manager performs, or arranges for affiliates to perform, the management and administrative services necessary for the operation of each Fund. The Manager and its affiliates will provide a variety of administrative and operational services to shareholders of the Funds, including processing services related to the purchase and redemption of shares and the general handling of shareholder relations. The Manager is responsible for the actual management of each Fund's portfolio and constantly reviews each Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to review by the Trustees. The Manager provides the Funds with office space, equipment and facilities and such other services as the Manager, subject to supervision and review by the Trustees, shall from time to time determine to be necessary to perform its obligations under the Management Agreements.

    Securities held by the Funds also may be held by, or be appropriate investments for, other funds or clients (collectively referred to as "clients") for which the Manager or MLAM acts as an investment adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Fund or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all by the Manager or MLAM. To the extent that transactions on behalf of more than one client of the Manager or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

    MANAGEMENT FEE. Pursuant to the Management Agreements, the Manager receives for its services to each Fund monthly compensation at the following annual rates:

    PORTION OF AVERAGE DAILY NET ASSETS:

                                                                                           RATE
                                                                                        -----------
Not exceeding $500 million............................................................      0.500%
In excess of $500 million but not exceeding $1 billion................................      0.425%
In excess of $1 billion...............................................................      0.375%

    Set forth below are the total management fees paid by each Fund to the Manager for the fiscal years ended March 31, 1999, 1998 and 1997:


                                                                        FOR THE YEAR ENDED MARCH 31,
                                                                    -------------------------------------
                                                                      1999         1998          1997
                                                                    ---------  ------------  ------------
Arizona Fund......................................................  $1,025,182  $  888,435    $  752,072
California Fund...................................................  $8,687,408  $7,429,249    $6,413,612
Connecticut Fund..................................................  $2,234,172  $1,826,850    $1,150,354
Massachusetts Fund................................................  $1,483,533  $1,148,245    $  938,904
Michigan Fund.....................................................  $1,806,214  $1,420,153    $1,255,849
New Jersey Fund...................................................  $3,896,780  $3,390,860    $2,990,679
New York Fund.....................................................  $6,833,444  $5,848,065    $5,150,683
North Carolina Fund...............................................  $1,425,986  $1,381,698    $1,331,895
Ohio Fund.........................................................  $1,960,327  $1,784,810    $1,508,892
Pennsylvania Fund.................................................  $2,420,993  $2,072,950    $2,013,273


    PAYMENT OF FUND EXPENSES. Each Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of the Trust connected with investment and economic research, trading and investment management of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its affiliates. Each Fund pays all other expenses incurred in its operations and a portion of the Trust's general administrative expenses allocated on the basis of asset size of the respective Fund. Such expenses include, among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch; charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of non-interested Trustees; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; and other expenses properly payable by each Fund. Accounting services are provided for each Fund by the Manager and each Fund reimburses the Manager for its costs in connection with such services. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Fund to which the lawsuit relates or allocated on the basis of the asset size of the respective Funds. The Trustees have determined that this is an appropriate method of allocation of expenses.

    For information as to the distribution fee paid by the Fund to Merrill Lynch pursuant to the Distribution Agreement, see "Purchase and Redemption of Shares" below.

    ORGANIZATION OF THE MANAGER. The Manager is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

    DURATION AND TERMINATION. Unless earlier terminated as described herein, the Management Agreements will continue in effect from year to year if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the respective Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such agreement terminates upon assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by vote of the shareholders of the respective Fund.

TRANSFER AGENCY SERVICES

    Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as each Fund's Transfer Agent pursuant to a Transfer Agency, Shareholder Servicing Agency and Proxy Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of $10.00 per account and is entitled to reimbursement from the Fund for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

    Set forth below are the fees paid by each Fund, including out-of-pocket expenses, to the Transfer Agent pursuant to the Transfer Agency Agreement for the year ended March 31, 1999.


                                                                            FOR THE YEAR ENDED
                                                                              MARCH 31, 1999
                                                                            ------------------
Arizona Fund..............................................................     $     24,976
California Fund...........................................................     $    240,243
Connecticut Fund..........................................................     $     52,342
Massachusetts Fund........................................................     $     57,616
Michigan Fund.............................................................     $     57,327
New Jersey Fund...........................................................     $    135,291
New York Fund.............................................................     $    245,687
North Carolina Fund.......................................................     $     54,900
Ohio Fund.................................................................     $     63,095
Pennsylvania Fund.........................................................     $     97,473

CODE OF ETHICS

    The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 under the Investment Company Act that incorporates the Code of Ethics of the Manager (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

    The Codes require that all employees of the Manager pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Trust within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

    Reference is made to "How to Buy, Sell and Transfer Shares" in the Prospectus.

PURCHASE OF SHARES BY CASH MANAGEMENT ACCOUNT SUBSCRIBERS


    CMA PROGRAM. The shares of the Funds are offered to participants in the CMA program to provide medium for the investment of free cash balances held in CMA accounts. Persons subscribing to the CMA program will have these balances invested in shares of a CMA State Fund or CMA Money Fund, CMA Government Securities Fund, CMA Tax-Exempt Fund or CMA Treasury Fund (collectively, the "CMA National Funds" and together with the CMA State Funds, the "CMA Funds") depending on which CMA Fund has been designated by the participant as the primary investment account (the "Primary Money Account"). Alternatively, subscribers may designate the Insured Savings Account as their Primary Money Account. As described in the CMA Program Description, a subscriber to the CMA service may elect to have free cash balances in the CMA account deposited in individual money market deposit accounts established for such subscriber at designated depository institutions pursuant to the Insured Savings Account. The CMA Funds and the Insured Savings Account are collectively referred to as the "Money Accounts." However, this Statement of Additional Information does not purport to describe the other CMA Funds or the Insured Savings Account and prospective participants in such CMA Funds or Insured Savings Account are referred to the Statement of Additional Information with respect to each such CMA Fund and the Fact Sheet with respect to the Insured Savings Account. All CMA subscribers are furnished with the prospectuses of the CMA National Funds and the Insured Savings Account Fact Sheet, as well as the CMA Program Description. To the extent not inconsistent with information contained herein, information set forth in the CMA Program Description with respect to the CMA National Funds also is applicable to each CMA State Fund. Shareholders of a CMA State Fund may also maintain positions in one or more of the CMA National Funds or the Insured Savings Account but may not maintain positions in more than one CMA State Fund at any given time.


    Merrill Lynch charges a program participation fee for the CMA service which presently is $100 per year (an additional $25 annual program fee is charged for participation in the CMA Visa-Registered Trademark- Gold Program described in the CMA Program Description). A different fee may be charged to certain group plans and special Accounts. Merrill Lynch reserves the right to change the fee for the CMA service or the CMA Visa-Registered Trademark- Gold Program at any time. Shares of the CMA Funds may also be purchased directly through the CMA Funds' Transfer Agent by investors who are not subscribers to the CMA program. Shareholders of the CMA Funds not subscribing to the CMA program will not be charged the CMA program fee but will not receive any of the additional services available to CMA program subscribers.

    Purchase of shares of a CMA Fund designated as the Primary Money Account will be made pursuant to the CMA automatic purchase procedures described below. Purchases of shares of the CMA Funds also may be made pursuant to the manual procedures described below. If a Fund exercises its right to suspend or otherwise limit sales of its shares, as discussed under "Investment Objectives and Policies--Other Factors," amounts that would have been applied to the purchase of such Fund's shares will be applied to the purchase of shares of one of the other CMA Funds or the Insured Savings Account depending on which is designated by the participant as the secondary investment account (the "Secondary Money Account"). However, dividends declared on shares of the CMA Fund designated as the Primary Money Account will continue to be reinvested in that Fund. If the participant has not designated a Secondary Money Account, additional purchases through the CMA program will be made in shares of CMA Tax-Exempt Fund rather than in shares of the CMA Fund designated as the Primary Money Account.

    Subscribers to the CMA service have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch Financial Consultants. At that time, a subscriber may instruct his or her financial consultant to redeem shares of a CMA Fund designated as the Primary Money Account and to transfer the proceeds to the newly-designated Primary Money Account.

    Merrill Lynch reserves the right to terminate a subscriber's participation in the CMA program for any reason.

    Shares of the Funds are offered continuously for sale by Merrill Lynch without sales charge at a public offering price equal to the net asset value (normally $1.00 per share) next determined after receipt by a Fund of an automatic or manual purchase order. Shares purchased will receive the next dividend declared after the shares are issued, which will be immediately prior to the 12 noon, Eastern time, pricing on the following business day. A purchase order will not become effective until cash in the form of Federal funds becomes available to the Fund (see below for information as to when the Funds receive such funds). There are no minimum investment requirements for CMA subscribers other than for manual purchases.


    AUTOMATIC PURCHASES. Free cash balances arising in a CMA account are automatically invested in shares of a Fund designated as the Primary Money Account not later than the first business day of each week on which either the New York Stock Exchange or New York banks are open, which normally will be Monday. Free cash balances arising from the following transactions will be invested automatically prior to the automatic weekly sweeps. Free cash balances arising from the sale of securities which do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities become available to the Funds and will be invested in shares on the business day following receipt of the proceeds with respect thereto in the CMA account. Proceeds from the sale of securities settling on a same day basis will also be invested in shares on the next business day following receipt. Free cash balances of $1,000 or more arising from cash deposits into a CMA account, dividend and interest payments or any other source become available to the Funds and are invested in shares on the next business day following receipt in the CMA account unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made, in which case the resulting free cash balances are invested on the second following business day. A CMA participant desiring to make a cash deposit should contact his or her Merrill Lynch Financial Consultant for information concerning the local office's cashiering deadline, which is dependent on such office's arrangements with its commercial banks. Free cash balances of less than $1,000 are invested in shares in the automatic weekly sweep.


    MANUAL PURCHASES. Subscribers to the CMA service may make manual investments of $1,000 or more at any time in shares of a Fund not selected as their Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline referred to in the preceding paragraph. As a result, CMA customers who enter manual purchase orders which include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal funds wire in the proper amount are met. CMA customers desiring further information on this method of purchasing shares should contact their Merrill Lynch Financial Consultants.

    All purchases of CMA Fund shares and dividend reinvestments will be confirmed to CMA subscribers (rounded to the nearest share) in the CMA Account Statement which is sent to all CMA participants monthly.

    Merrill Lynch, in conjunction with another subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.)" offers a modified version of the CMA account which has been designed for corporations and other businesses. This account, the Working Capital Management-SM- account ("WCMA-Registered Trademark-"), provides participants with the features of a regular CMA account and also optional lines of credit. A brochure describing the WCMA program as well as information concerning charges for participation in the program, is available from Merrill Lynch.

    Participants in the WCMA program are able to invest funds in one or more designated CMA Funds. Checks and other funds transmitted to a WCMA account generally will be applied first, to the payment of pending securities transactions or other charges in the participant's securities account, second, to reduce outstanding balances in the lines of credit available through such program and third, to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA account from the sale of securities will be invested in the designated CMA Fund as described above. The amount payable on a check received in a WCMA account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of CMA Fund shares will be effected as described below under "Redemption of Shares--Redemption of Shares by CMA Subscribers--Automatic Redemptions" to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA participants. WCMA participants that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance; for participants who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

    From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA Account any not be available in such programs. For more information on the services available under such programs, participants should contact their Merrill Lynch Financial Consultants.

PURCHASE OF SHARES BY NON-CASH MANAGEMENT ACCOUNT SUBSCRIBERS


    Shares of the Funds may be purchased by investors maintaining accounts directly with the Funds' Transfer Agent who are not subscribers to the Cash Management Account program. Shareholders of the Funds not subscribing to such program will not be charged the applicable program fee, but will not receive any of the services available to program subscribers, such as the Visa card/check account or the automatic investment of free cash balances. The minimum initial purchase for non-program subscribers is $5,000 and the minimum subsequent purchase is $1,000. Investors desiring to purchase shares directly through the Transfer Agent as described below should contact Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290 or call (800) 221-7210.

    PAYMENT TO THE TRANSFER AGENT. Investors who are not subscribers to the CMA program may submit purchase orders directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders that are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Investors opening a new account must enclose a completed Purchase Application which is available from Financial Data Services, Inc. Existing shareholders should enclose the detachable stub from a monthly account statement that they have received. Checks should be made payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three-day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.


    The CMA Funds have been created for the purpose of being part of the CMA program or as part of other Merrill Lynch central asset account programs, and they do not offer certain typical money fund features such as exchange privileges. There are money market funds which have investment objectives similar to the CMA Funds and which offer check writing and exchange privileges, including others sponsored by Merrill Lynch (Merrill Lynch, however, does not sponsor money funds outside the CMA program which seek to provide income exempt from state or city income taxes). Prior to making an investment in any such money fund, an investor should obtain and read the prospectus of such money market fund.

    Shares of each Fund are offered continuously for sale by Merrill Lynch without a sales load at a public offering price equal to the net asset value (normally $1.00 per share) next determined after a purchase order becomes effective. Share purchase orders are effective on the date Federal funds become available to the selling Fund. If Federal funds are available to such Fund prior to 12 noon on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase.

    The Trust, on behalf of each Fund, has entered into a separate Distribution Agreement with Merrill Lynch pursuant to which Merrill Lynch acts as the distributor for each Fund. The Distribution Agreements obligate Merrill Lynch to pay certain expenses in connection with the offering of the shares of the Funds. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, Merrill Lynch will pay for the printing and distribution of copies thereof used in connection with the offering to investors. Merrill Lynch will also pay for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreements described above.

DISTRIBUTION PLANS

    The Trust, on behalf of each Fund, has also adopted a separate Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act (the "Distribution Plans") pursuant to which Merrill Lynch receives a distribution fee from each Fund at the end of each month at the annual rate of 0.125% of average daily net assets of that Fund attributable to subscribers to the CMA program, to investors maintaining securities accounts at Merrill Lynch who are not subscribers to the CMA programs and to investors maintaining accounts directly with the Transfer Agent, except that the value of Fund shares in accounts maintained directly with the Transfer Agent that are not serviced by Merrill Lynch Financial Consultants will be excluded. The Distribution Plans reimburse Merrill Lynch only for actual expenses incurred in the fiscal year in which the fee is paid. The distribution fees principally compensate Merrill Lynch Financial Consultants and other Merrill Lynch personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by Merrill Lynch that are covered by the Management Agreements (see "Management of the Funds -- Management and Advisory Arrangements") between the Trust and the Manager. The Trustees believe that the Funds' expenditures under the Distribution Plans benefit the Funds and their shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.

    Set forth below are the distribution fees paid by each Fund to Merrill Lynch pursuant to their respective Distribution Plans for the fiscal years ended March 31, 1999, 1998 and 1997. All of the amounts expended were allocated to Merrill Lynch personnel and to related administrative costs.


                                                                                FOR THE YEAR ENDED MARCH 31,
                                                                          ----------------------------------------
                                                                              1999          1998          1997
                                                                          ------------  ------------  ------------
Arizona Fund............................................................  $    252,963  $    218,259  $    185,231
California Fund.........................................................  $  2,589,655  $  2,160,142  $  1,819,326
Connecticut Fund........................................................  $    556,486  $    454,599  $    383,286
Massachusetts Fund......................................................  $    369,059  $    283,055  $    228,987
Michigan Fund...........................................................  $    450,367  $    351,653  $    308,843
New Jersey Fund.........................................................  $  1,033,214  $    879,810  $    759,664
New York Fund...........................................................  $  1,981,066  $  1,646,549  $  1,405,157
North Carolina Fund.....................................................  $    355,105  $    340,553  $    326,935
Ohio Fund...............................................................  $    484,767  $    440,461  $    372,783
Pennsylvania Fund.......................................................  $    604,797  $    513,883  $    496,888


    The payment of the distribution fees under the Distribution Agreements is subject to the provisions of each Fund's Distribution Plan and Rule 12b-1. Among other things, each Distribution Plan provides that Merrill Lynch shall provide and the Trustees of the Trust shall review quarterly reports regarding the payment of the respective distribution fees during such period. In their consideration of each Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the respective Fund and its shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of non-interested Trustees shall be committed to the discretion of the non-interested Trustees then in office. A Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the non-interested Trustees or by the vote of the holders of a majority of the outstanding voting securities of the respective Fund. Finally, a Distribution Plan cannot be amended to increase materially the amount to be spent by the respective Fund thereunder without shareholder approval, and all material amendments are required to be approved by vote of the Trustees, including a majority of the non-interested Trustees, cast in person at a meeting called for that purpose.

                              REDEMPTION OF SHARES

    Reference is made to "How to Buy, Sell and Transfer Shares" in the Prospectus.

    Each Fund is required to redeem for cash all full and fractional shares of such Fund. The redemption price of a Fund is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described in accordance with either the automatic or manual procedures set forth below. If such notice is received by the Transfer Agent prior to the determination of net asset value at 12 noon, Eastern time, on any day that the NYSE or New York banks are open for business, the redemption will be effective on such day. Payment of the redemption proceeds will be made on the same day the redemption becomes effective. If the notice is received after 12 noon, the redemption will be effective on the next business day and payment will be made on such next day.

REDEMPTION OF SHARES BY CMA SUBSCRIBERS


    AUTOMATIC REDEMPTIONS. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the Securities Account created by activity therein or to satisfy debit balances created by Visa card purchases, cash advances or checks written against the Visa Account. Each CMA account will be scanned automatically for debits each business day prior to 12 noon. After application of any free cash balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in either the Securities Account or the Visa Account. Automatic redemptions or withdrawals will be made first from the participant's Primary Money Account and then, to the extent necessary, from Money Accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a "same-day" basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund's declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the participant, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account which the participant first established. Margin loans through the Investor CreditLine-SM- service will be utilized to satisfy debits remaining after the liquidation of all funds invested in or deposited through Money Accounts, and shares of the Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.


    As set forth in the current description of the CMA Program, it is expected that participants whose Securities Accounts are margin accounts with or through the Investor CreditLine-SM- service will be permitted to designate minimum balances to be maintained in shares of a CMA Fund or in deposits made pursuant to the Insured Savings Account (the "Minimum Money Accounts Balance"). If a participant designates a Minimum Money Accounts Balance, the shares or deposits representing such balance will not be redeemed or withdrawn until loans equal to the available margin loan value of securities in the Securities Account have been made. Participants considering the establishment of a Minimum Money Accounts Balance should review the description of this service contained in the description of the CMA program which is available from Merrill Lynch.

    MANUAL REDEMPTIONS. Shareholders who are subscribers to the CMA program may redeem shares of a Fund directly by submitting a written notice of redemption directly to Merrill Lynch, which will submit the requests to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to the shareholder at his or her address of record or on request, mailed or wired (if $10,000 or more) to his or her bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If inadvertently sent to a Fund or the Transfer Agent, such redemption requests will be forwarded to Merrill Lynch. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "1934 Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Shareholders desiring to effect manual redemptions should contact their Merrill Lynch Financial Consultants.

    All redemptions of Fund shares will be confirmed to CMA subscribers in the CMA Account Statement which is sent to all CMA participants monthly.

REDEMPTION OF SHARES BY NON-CMA SUBSCRIBERS

    Shareholders may redeem shares of a Fund held in a Merrill Lynch securities account directly as described above under "Redemption of Shares--Redemption of Shares by CMA Subscribers--Manual Redemptions."

    Shareholders maintaining an account directly with the Transfer Agent, who are not CMA program participants, may redeem shares of a Fund by submitting a written notice by mail directly to the Transfer Agent, Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests which are sent by hand should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

                            ------------------------

    Shares of the Funds must be held in either a CMA account or through the Transfer Agent. Shareholders who no longer maintain a CMA account will have their shares automatically redeemed unless they elect to open an account for such shares through the Transfer Agent. Such shareholders will no longer receive any of the services available to CMA program participants.

    At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. Such Fund may delay, or cause to be delayed, the payment of the redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days. In addition, such Fund reserves the right not to effect automatic redemptions where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received.

                        DETERMINATION OF NET ASSET VALUE


    The net asset value of each Fund is determined by the Manager at 12 noon, Eastern time, on each business day the NYSE or New York banks are open for business. As a result of this procedure, the net asset value is determined each business day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value is determined by adding the value of all securities and other assets in the portfolio, deducting the portfolio's liabilities, dividing by the number of shares outstanding and rounding the result to the nearest whole cent. It is anticipated that the net asset value per share of each Fund will remain constant at $1.00, but no assistance can be given in this regard.



    Each fund values its portfolio securities based upon their amortized cost in accordance with the terms of a rule adopted by the Commission. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument.

    In accordance with the Commission rule applicable to the valuation of its portfolio securities, each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will purchase instruments having remaining maturities of not more than 397 days (13 months). Each Fund will invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In addition, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Trust's price per share as computed for the purpose of sales and redemptions at $1.00. Deviations of more than an insignificant amount between the net asset value calculated using market quotations and that calculated on an "amortized cost" basis will be reported to the Trustees by the Manager. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, each Fund will take such corrective action as it regards as necessary and appropriate, including the reduction of the number of outstanding shares of each Fund by having each shareholder proportionately contribute shares to each Fund's capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share solely by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to each Fund's capital. Each shareholder will be deemed to have agreed to such contribution by his or her investment in each Fund.


    Since the net income of each Fund is determined and declared as a dividend immediately prior to each time the net asset value of each Fund is determined, the net asset value per share of each Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in each Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of each Fund in his or her account and any decrease in the value of a shareholder's investment may be reflected by a decrease in the number of shares in his or her account. See "Dividends and Taxes."

                               YIELD INFORMATION


    Each Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. Under this calculation, the yield on Fund shares does not reflect realized gains and losses on portfolio securities. In accordance with regulations adopted by the Commission, each Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner that does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return, which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. This compound yield calculation also does not reflect realized gains or losses on portfolio securities.


    The yield on each Fund's shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by each Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on each Fund's portfolio securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses.


                                                                                      SEVEN-DAY
                                                                                    PERIOD ENDED
                                                                                   MARCH 31, 1999
                                                                                  (EXCLUDING GAINS
FUND                                                                                 AND LOSSES)
                                                                                 -------------------
Arizona Fund...................................................................         2.31   %
California Fund................................................................         2.34   %
Connecticut Fund...............................................................         2.24   %
Massachusetts Fund.............................................................         2.42   %
Michigan Fund..................................................................         2.41   %
New Jersey Fund................................................................         2.32   %
New York Fund..................................................................         2.39   %
North Carolina Fund............................................................         2.29   %
Ohio Fund......................................................................         2.48   %
Pennsylvania Fund..............................................................         2.38   %


    On occasion, each Fund may compare its yield to (i) industry averages compiled by IBC'S MONEY FUND REPORT, a widely recognized independent publication that monitors the performance of money market mutual funds, (ii) the average yield reported by the BANK RATE MONITOR NATIONAL INDEX-TM- for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas, (iii) yield data published by Lipper Analytical Services, Inc., (iv) the yield on an investment in 90-day Treasury bills on a rolling basis, assuming quarterly compounding or (v) performance data published by Morningstar Publications, Inc., MONEY MAGAZINE, U.S. NEWS & WORLD REPORT, BUSINESS WEEK, CDA Investment Technology, Inc., FORBES MAGAZINE and FORTUNE MAGAZINE or historical yield data relating to other central asset accounts similar to the CMA program. As with yield quotations, yield comparisons should not be considered indicative of each Fund's yield or relative performance for any future period. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. In addition, from time to time a Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

                             PORTFOLIO TRANSACTIONS

    Each Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policy established by the Board of Trustees and the officers of each Fund, the Manager is primarily responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Fund to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The Trust's policy of investing in securities with short maturities will result in high portfolio turnover.

    The money market securities in which the Funds invest are traded primarily in the over-the-counter ("OTC") market. Bonds and debentures usually are traded OTC, but may be traded on an exchange. Where possible, each Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The money market securities in which each Fund invests are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transaction of each Fund primarily will consist of dealer spreads. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, affiliated persons of the Trust, may not serve as a Fund's dealer in connection with such transactions except pursuant to the exemptive order described below. An affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis. A Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member, except in accordance with applicable rules under the Investment Company Act.


    Prior to the receipt of the exemptive order described below, the Funds could be purchase securities in principal transactions from Merrill Lynch, although they could purchase tax-exempt securities from underwriting syndicates of which Merrill Lynch was a member under certain conditions in accordance with a rule adopted under the Investment Company Act. The Commission has issued an exemptive order permitting the Funds to conduct principal transactions with Merrill Lynch in Municipal Securities with remaining maturities of one year or less. This order contained a number of conditions, including conditions designed to ensure that the price to a Fund from Merrill Lynch is equal to or better than that available from other sources. Merrill Lynch has informed the Trust that it will in no way, at any time, attempt to influence or control the activities of any Fund or the Manager in placing such principal transactions. The exemptive order allows Merrill Lynch to receive a dealer spread on any transaction with a Fund no greater than its customary dealer spread for transactions of the type involved.


    Set forth below are the number of principal transactions each Fund engaged in with Merrill Lynch and the aggregate amount of those transactions during the fiscal years ended March 31, 1999, 1998 and 1997.


                                                                   FOR THE YEAR ENDED MARCH 31,
                                          ------------------------------------------------------------------------------
                                                    1999                       1998                       1997
                                          ------------------------   ------------------------   ------------------------
                                           NUMBER OF     AGGREGATE    NUMBER OF     AGGREGATE    NUMBER OF     AGGREGATE
                                          TRANSACTIONS    AMOUNT*    TRANSACTIONS    AMOUNT*    TRANSACTIONS    AMOUNT*
                                          ------------   ---------   ------------   ---------   ------------   ---------
Arizona Fund............................        10         $ 23.0           2         $  2.2           5         $  5.8
California Fund.........................        43         $754.3          43         $614.7          29         $364.4
Connecticut Fund........................        17         $ 87.8          78         $230.3          42         $ 99.3
Massachusetts Fund......................         1         $  5.6          21         $ 63.1          39         $ 75.1
Michigan Fund...........................        12         $ 61.2          11         $ 52.5           7         $ 20.0
New Jersey Fund.........................        10         $ 38.6          75         $258.7          31         $ 88.4
New York Fund...........................         0         $--              6         $ 46.4           7         $ 71.4
North Carolina Fund.....................         4         $ 10.3          11         $ 41.8       --            $   --
Ohio Fund...............................         2         $  3.3          13         $ 76.4          17         $ 52.1
Pennsylvania Fund.......................         7         $ 29.2           6         $ 30.4           3         $ 17.3


------------

* in millions

    The Trustees of the Trust have considered the possibilities of recapturing for the benefit of the Funds expenses of possible portfolio transactions, such as dealer spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, dealer spreads received by Merrill Lynch on transactions conducted pursuant to the permissive order described above could be offset against the management fee payable by a Fund to the Manager. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time. The Manager has arranged for the Custodian to receive any tender offer solicitation fees on behalf of each Fund payable with respect to portfolio securities of such Fund.

    The Funds do not expect to use one particular dealer, but, subject to obtaining the best price and execution, dealers who provide supplemental investment research (such as information concerning money market securities, economic data and market forecasts) to the Manager may receive orders for transactions of the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.


                              DIVIDENDS AND TAXES



DIVIDENDS



    Dividends are declared and reinvested daily by each Fund in the form of additional shares at net asset value. Each Fund's net income for dividend purposes is determined at 12 noon, Eastern time, on each day the NYSE or New York banks are open for business, immediately prior to the determination of such Fund's net asset value on that day (see "Determination of Net Asset Value"). Such reinvestments will be reflected in shareholders' monthly CMA transaction statements. Shareholders liquidating their holdings will receive on redemption all dividends declared and reinvested through the date of redemption, except that in those instances where shareholders request transactions that settle on a "same day" basis (such as Federal Funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund's declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Since the net income (including realized gains and losses on the portfolio assets) is declared as a dividend in shares each time the net income of the Fund is determined, the net asset value per share of the Fund normally remains constant at $1.00 per share.



    Net income of each Fund (from the time of the immediately preceding determination thereof) consists of (i) interest accrued and/or discount earned (including both original issue and market discount), (ii) less amortization of premiums and the estimated expenses of the Fund (including the fees payable to the Investment Adviser) for the period, (iii) plus or minus all realized gains and losses on portfolio securities. The amount of discount or premium on portfolio securities is fixed at the time of their purchase and consists of the difference between the purchase price for such securities and the principal amount of such securities. Unrealized gains and losses are reflected each Fund's net assets and are not included in net income.


                                     TAXES

FEDERAL

    The Trust intends to continue to qualify each Fund for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Funds to distribute substantially all of such income.

    As discussed in the Prospectus for the Funds, the Trust has a number of series, each referred to herein as a "Fund". Each Fund is treated as a separate corporation for Federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Fund level rather than at the Trust level.

    The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.


    The Trust intends to qualify each Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to such Fund's shareholders within 60 days after the close of the Fund's taxable year. To the extent that the dividends distributed to a Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of RICs paying exempt-interest dividends, such as the Funds, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by a Fund.



    To the extent that any Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities ("capital gain dividends") are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time a shareholder has owned a Fund's shares. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of each Fund's taxable year, the Trust will provide the shareholders of each Fund with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends, as well as any amount of capital gain dividends in the different categories of capital gain referred to above. Distributions by a Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.


    All or a portion of a Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


    The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference", which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. The Funds will purchase such "private activity bonds", and the Trust will report to shareholders within 60 days after each Fund's calendar year-end the portion of the Fund's dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.


    A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

    Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

    Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

    The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including any of the Funds) during the taxable year.

    The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

    Shareholders are urged to consult their tax advisers regarding specific questions as to Federal or foreign taxes.

STATE

    ARIZONA. Exempt-interest dividends from the Arizona Fund will not be subject to Arizona income tax for shareholders who are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Securities. To the extent that the Arizona Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income for Arizona income tax purposes. Distributions, if any, of net long-term capital gains from the sale of securities are taxable as ordinary income for Arizona purposes.

    CALIFORNIA. So long as, at the close of each quarter of the California Fund's taxable year, at least 50% of the value of the Fund's total assets consists of California Municipal Securities, exempt-interest dividends will not be subject to California personal income tax for California resident individuals to the extent attributable to interest from California State Municipal Securities, and such exempt-interest dividends will also be excludable from the income base used in calculating the California corporate income tax to the extent attributable to interest on California State Municipal Securities. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of capital gain dividends will be treated as long-term capital gains which are taxed at ordinary income tax rates for California state income tax purposes.


    CONNECTICUT. Dividends paid by the Connecticut Fund are not subject to the Connecticut personal income tax on individuals, trusts and estates, to the extent that they qualify as exempt-interest dividends for Federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law ("Connecticut Obligations") or obligations the interest on which states are prohibited from taxing by Federal law. Other Connecticut Fund dividends, whether received in cash or additional shares, are subject to this tax, except that, in the case of shares of the Fund held by shareholders as a capital asset, distributions qualifying as capital gain dividends for Federal income tax purposes are not subject to the tax to the extent they are derived from Connecticut Obligations. Dividends and distributions paid by the Connecticut Fund that constitute items of tax preference for purposes of the Federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the Federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer's Federal adjusted gross income.



    Dividends paid by the Fund, including those that qualify as exempt-interest dividends for Federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for Federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.


    No local income taxes or state or local intangible personal property taxes are imposed in Connecticut.

    MASSACHUSETTS. Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate RIC under the Code, (i) the Massachusetts Fund may not be liable for any personal income or corporate excise tax in the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their Massachusetts taxable income that portion of dividends paid by the Massachusetts Fund that is identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by the Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, and that is exempt from Massachusetts taxation, or (b) dividends attributable to interest received by the Massachusetts Fund on obligations of the United States, interest on which is exempt from state taxation (collectively, "Massachusetts-exempt dividends").


    Any capital gain dividends of the Massachusetts Fund (except to the extent derived from capital gains on certain Massachusetts State Municipal Securities which are specifically exempt by statute), and gains realized by a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The Massachusetts personal income tax rates for long-term capital gains vary from 0% to 5% based on the holding period of the asset generating the gain. Under proposed regulations, capital gain dividends of the Massachusetts Fund will be taxed at the 5% rate unless the Fund provides certain information to the Massachusetts Commissioner of Revenue and to Massachusetts Fund Shareholders regarding the various rate categories from which its net capital gains were derived. The Massachusetts Fund does not at this time intend to provide the information required by the proposed regulations. The portion of any deduction (e.g., an interest deduction) otherwise available to a shareholder, which relates or is allocable to Massachusetts-exempt dividends received by the shareholder, will not be deductible for Massachusetts personal income tax purposes.



    In the case of any corporate shareholder subject to the Massachusetts corporate excise tax, all distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in the corporation's Massachusetts gross income and taxed accordingly. Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible in calculating the income component of the Massachusetts corporate excise tax.


    MICHIGAN. Shareholders who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan State Municipal Securities. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan State Municipal Securities, such distributions, including, but not limited to, long-term or short-term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax or the single business tax.


    The intangibles tax was totally repealed effective January 1, 1998. The income tax rate will begin a gradual reduction beginning in year 2000, from the present 4.4 percent, down to a 3.9 percent rate for year 2004 and beyond. The single business tax is being phased-out over a twenty-three year period at a rate of one-tenth of one percent per year beginning in 1999.


    NEW JERSEY. To the extent distributions are derived from interest or gains on New Jersey State Municipal Securities, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the New Jersey Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Securities at the close of each quarter of the tax year (the "80% Test"). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the New Jersey Fund's investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through tax-exempt interest. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund may be taxable to shareholders for New Jersey personal income tax purposes. However, regardless of whether the New Jersey Fund meets the 80% Test, all distributions attributable to interest earned on Federal obligations will be exempt from New Jersey personal income tax. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible either for Federal income tax purposes or New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends. Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax. Accordingly, investors in the New Jersey Fund, including, in particular, corporate investors which might be subject to the New Jersey corporation business (franchise) tax and, if applicable, the New Jersey corporation income tax, should consult their tax advisors with respect to the application of such taxes to an investment in the New Jersey Fund, to the receipt of New Jersey Fund dividends and as to their New Jersey tax situation in general.

    Under present New Jersey law, a RIC, such as the New Jersey Fund, pays a flat tax of $250 per year. The New Jersey Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

    On February 21, 1997, the Tax Court of New Jersey ruled against the Director of the Division of Taxation holding against the New Jersey requirement that fund investors pay state taxes on interest their funds earned from U.S. government securities if the 80% Test was not met. As a result of the court decision, the State of New Jersey could be forced to pay substantial amounts in tax refunds to state residents who are mutual fund investors. At this time, the effect of this litigation cannot be evaluated.

    NEW YORK. The portion of exempt-interest dividends equal to the proportion which the New York Fund's interest on New York State Municipal Securities bears to all of the New York Fund's tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the New York Fund's distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the New York Fund's tax-exempt interest that is not derived from New York State Municipal Securities, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the New York Fund are treated as capital gains which are taxed at ordinary income tax rates. Distributions paid to a corporate shareholder from investment income and capital gains of the New York Fund, including exempt-interest dividends, will be subject to New York State corporate franchise and New York City corporation income tax.

    NORTH CAROLINA. Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State Municipal Securities and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the North Carolina Fund's distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

    An investment in the North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

    OHIO. Exempt-interest dividends are exempt from taxes levied by the State of Ohio and its subdivisions and therefore will not be subject to Ohio personal income tax and will be excludable from the net income base used in calculating the Ohio corporate franchise tax to the extent attributable to interest from Ohio State Municipal Securities. To the extent that the Ohio Fund's distributions are derived from interest on its taxable investments or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income subject to the Ohio personal income tax and the Ohio corporate franchise tax. Subject to certain exceptions, distributions, if any, of net long-term capital gains are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.


    Distributions treated as investment income or as capital gains for Federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purpose of the Ohio tax on dealers in intangibles.



    PENNSYLVANIA. To the extent distributions from the Pennsylvania Fund are derived from interest on Pennsylvania State Municipal Securities, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State Municipal Securities will be taxable for Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State Municipal Securities or which are designated as capital gain dividends for Federal income tax purposes will be exempt from the Philadelphia School District investment income tax.


    Shares of the Pennsylvania Fund will be exempt from the personal property taxes imposed by various Pennsylvania municipalities to the extent the Pennsylvania Fund's portfolio securities consist of Pennsylvania State Municipal Securities on the annual assessment date. It should be noted, however, that at present, Pennsylvania counties generally have stopped assessing personal property taxes. This is due, in part, to ongoing litigation challenging the validity of the tax.

    Other Pennsylvania counties, cities and townships generally do not tax individuals on unearned income.

    As a result of a pronouncement by the Pennsylvania Department of Revenue, an investment in the Pennsylvania Fund by a corporate shareholder will apparently qualify as an exempt asset for purposes of the single asset apportionment fraction available in computing the Pennsylvania capital stock/foreign franchise tax to the extent that the portfolio securities of the Pennsylvania Fund comprise investments in Pennsylvania and/or United States Government Securities that would be exempt assets if owned directly by the corporation. To the extent exempt-interest dividends are excluded from taxable income for federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.

    Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the United States Securities & Exchange Commission. Pennsylvania has enacted legislation which eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.
                            ------------------------

    The foregoing is a general and abbreviated summary of the tax laws for the designated states as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each Fund should consult their tax advisers about other state and local tax consequences of their investment in such Fund.

                              GENERAL INFORMATION

DESCRIPTION OF SERIES AND SHARES


    The Trust is an unincorporated business trust organized on February 6, 1987 under the laws of Massachusetts. The Declaration of Trust provides that the Trust shall comprise separate series, each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the Arizona, California, Connecticut, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania Funds are the only series of the Trust offering their shares to the public. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. Shareholder approval is not necessary for the authorization of additional series of the Trust. All shares have equal voting rights, except that only shares of the respective series are entitled to vote on the matters concerning only that series. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective series and in net assets of such series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees.


    The obligations and liabilities of a particular series are restricted to the assets of that series and do not extend to the assets of the Trust generally. The shares of each series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.


    The Manager provided the initial capital for each Fund by purchasing 100,000 shares of each Fund. Such shares were acquired for investment and can only be disposed of by redemption. Excepting the Arizona Fund, the organizational expenses of each Fund were paid by the respective Fund and were amortized over a period not exceeding five years from such Fund's commencement of operations. The organizational expenses of the Arizona Fund ($35,700) were paid by the Arizona Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Manager on the redemption of any of the shares initially purchased by it will be reduced by the proportionate amount of unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.

INDEPENDENT AUDITORS

    Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The selection of independent auditors is subject to approval by the non-interested Trustees of the Trust. The independent auditors are responsible for auditing the annual financial statements of each Fund.

CUSTODIAN

    State Street Bank and Trust Company, P.O. Box 1713, Boston, Massachusetts 02101 (the "Custodian"), acts as custodian of each Fund's assets. The Custodian is responsible for safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on each Fund's investments.

TRANSFER AGENT

    Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as each Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell and Transfer Shares -- Through the Transfer Agent" in the Prospectus.

LEGAL COUNSEL

    Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORTS TO SHAREHOLDERS

    The fiscal year of each Fund ends on March 31. Each Fund sends to its shareholders, at least semi-annually, reports showing each Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year.

SHAREHOLDER INQUIRIES

    Shareholder inquiries may be addressed to each Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

    The Prospectus and this Statement of Additional Information with respect to the shares of each Fund do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which each Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

    The Cash Management Account-Registered Trademark- financial service program is also marketed by Merrill Lynch under the registered service mark "CMA."

    The Declaration of Trust establishing the Trust, as amended (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Declaration provides that the name "CMA Multi-State Municipal Series Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and except for his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard for his or her duties, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust but the Trust Property only shall be liable.

    To the knowledge of the Funds, no person owned beneficially 5% or more of any Fund's shares as of July 1, 1999.


                              FINANCIAL STATEMENTS


    Each Fund's audited financial statements are incorporated in this Statement of Additional Information by reference to its 1999 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 221-7210 between 8:00 a.m. and 8:00 p.m. on any business day.

                                   APPENDIX A

                  ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA

    THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF STATE AND LOCAL ISSUERS AND OTHER DEMOGRAPHIC INFORMATION; HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE TRUST HAS NOT INDEPENDENTLY VERIFIED THIS INFORMATION.

    Over the past several decades, the State's economy has grown faster than most other regions of the country as measured by nearly every major indicator of economic growth, including population, employment and aggregate personal income. Although the rate of growth slowed considerably during the late 1980's and early 1990's, the State's efforts to diversify its economy have enabled it to achieve, and then sustain, steady growth rates in recent years. While jobs in industries such as mining and agriculture have diminished in relative importance to the State's economy over the past two decades, substantial growth has occurred in the areas of aerospace, high technology, light manufacturing, government and the service industry. Other important industries that contributed to the State's growth in past years, such as construction and real estate, have rebounded from substantial declines during the late 1980's and early 1990's, and, like the rest of the State, are experiencing positive growth.


    Arizona's strong economy, warm climate and reasonable cost of living, coupled with the economic problems and adverse climatic conditions experienced from time to time in other parts of the country, have encouraged many people to move to the State. Between 1990 and 1998, the State's population increased 21%, to a total of 4.66 million; during the same period, Maricopa County, the State's most populous county, had the single largest population inflow (in absolute terms) of any county in the country. Current State projections include continuing population gains averaging approximately 2.7%, or 127,000 people, per year through the year 2002.



    Part of the State's popularity in recent years can be attributed to the favorable job climate. For the period from 1993 to 1998, Arizona had the nation's second highest job growth rate, up 33% to more than 2 million jobs; in 1998, the State had the highest job growth. Similarly, for the 12 months ending in May, 1998, the City of Phoenix ranked first in the nation in job growth among the 22 largest metropolitan areas, with a 5.8% job growth rate. Notwithstanding recent layoffs at Motorola and Intel, two large Phoenix area employers, a relatively sound United States economy, a stronger economy in California (which historically has been a prime market for Arizona goods and services) and continued growth in retail trade, manufacturing and services should enable the State to realize positive, though more modest, gains in job growth in 1999. Unemployment has declined from an average of 5.5% in 1996, to 4.7% in 1997, to 4.3% in September, 1998.


    The State's economic growth in recent years has enabled Arizonans to realize substantial gains in personal income. While the State's per capita personal income generally varies between 5% and 15% below the national average due to such factors as the chronic poverty on the State's Indian reservations, the State's relatively high numbers of retirees and children, and the State's below-average wage scale, the State's personal income growth of nearly 5.3% during each of 1996 and 1997 is projected to continue through the year 2002.

    The gains in per capita personal income during this period have led to continued steady growth in retail sales. In recent years, average retail sales growth has been as high as 12% (in 1994) and as low as 5% (in 1997), but has subsequently averaged approximately 7%.

    The State government's fiscal situation has improved substantially in recent years. After experiencing several years of budget shortfalls requiring mid-year adjustments, the State has had significant budget surpluses each year from 1993 through 1998. However, during fiscal year 1999, a significant portion of the accumulated surpluses were committed to construction and renovation of public school facilities, reducing the projected surplus at June 30, 1998 to approximately $70 million. On April 16, 1999, the Governor signed the State's $12 billion budget for the 2000 and 2001 fiscal years. Although an amendment to the State's Constitution requiring a 2/3 majority vote in both houses of the Legislature to pass a tax or fee increase constrains the State's ability to raise additional revenue if needed, the State has placed in excess of $400 million of its surplus revenues in a rainy-day fund to protect against such an eventuality.


    In 1994, the Arizona Supreme Court declared the then-current system for funding construction and maintenance of the State's public schools to be unconstitutional on the ground that it resulted in substantial disparities in the nature and condition of capital facilities in the State's public schools. The Supreme Court directed the State Legislature to make appropriate changes in the system to rectify this disparity. After several efforts, the State Legislature, in 1998, adopted legislation which establishes a State Facilities Board to set uniform minimum capital facilities standards for Arizona's public schools, with funding for any new facilities or renovations to be provided on a pay-as-you-go basis from a new School Facilities Fund which will be funded by annual State appropriations. Under limited circumstances, the voters in a local school district could authorize the issuance and sale of bonds to pay for the acquisition or construction of new capital facilities in the district which exceed the State's established minimum standards. This legislation should have no effect on the obligation or ability of the districts to pay debt service on currently outstanding bonds.


    Maricopa County is the State's most populous and prosperous county, accounting for nearly 60% of the State's population and a substantial majority of its wage and salary employment and aggregate personal income. Within its borders lie the City of Phoenix, the State's largest city and the sixth largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler and Peoria, as well as the Towns of Paradise Valley and Gilbert. Good transportation facilities, a substantial pool of available labor, a variety of support industries and a warm climate have helped make Maricopa County a major business center in the southwestern United States. Once dependent primarily on agriculture, Maricopa County has substantially diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate and government, the County has achieved an average annual employment growth rate of at least 4.5% for each year since 1995. In addition, several large, publicly-traded companies, such as The Dial Corp., Phelps Dodge and MicroAge, have their headquarters in Maricopa County, while others, such as Motorola, Intel and Honeywell, conduct major operations there. A variety of professional sports teams are based in Maricopa County, including the Phoenix Suns (NBA basketball), the Arizona Cardinals (NFL football), the Phoenix Coyotes (NHL hockey), and the Arizona Diamondbacks (MLB baseball). The City of Scottsdale is seeking voter approval in November 1999 to construct new tax-increment financed facilities for the Arizona Cardinals and the Phoenix Coyotes, respectively.



    Pima County is the State's second most populous county, and includes the City of Tucson. Traditionally, Pima County's economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education and finance. Hughes Aircraft, which transferred its Hughes Missile Systems division to Tucson from Canoga Park, California, several years ago, and several large mining companies, including BHP Copper, ASARCO and Phelps Dodge, anchor the non-public sector of the Tucson economy. During the past decade, Pima County, and Tucson in particular, has become a base for hundreds of computer software companies, as well as a number of companies operating in the areas of environmental technology, bioindustry and telecommunications. Pima County traditionally experiences more modest annual job growth, averaging 2.0-2.5%; this rate is expected to continue for the forseeable future.

                                   APPENDIX B
                ECONOMIC AND FINANCIAL CONDITIONS IN CALIFORNIA

    THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE OF CALIFORNIA AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE OF THE MOST RECENT PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF CALIFORNIA ISSUERS, HOWEVER, IT HAS NOT BEEN UPDATED. THE FUND HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

GENERAL ECONOMIC CONDITIONS

    The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high technology, trade, entertainment, tourism, construction and services.

    California's July 1, 1998 population of over 33.2 million represented over 13% of the total United States population. As of July 1, 1990, the population of 29,944,000 represented an increase of over 6 million persons, or 26%, during the decade of the 1980s.

    California's population is concentrated in metropolitan areas. As of the April 1, 1990 census, 96% of the State's population resided in the 23 Metropolitan Statistical Areas in the State. As of July 1, 1997, the five-county Los Angeles area accounted for 49%, with 16.0 million residents. The 10-county San Francisco Bay Area represented 21%, with a population of 6.9 million.


    In the Governor's Budget release on January 8, 1999, the Department of Finance projected that the California economy will show moderate growth through 2000, at a slower pace than in 1998. The economic expansion has been marked by strong growth in high technology business services (including computer software), construction, and computer and electronic components manufacturing. The Asian economic crisis, which began in 1997, has had some dampening effects on the State's economy, particularly in high technology manufacturing. The widening trade deficit, continuing weakness in Asia, initial signs of economic weakness in Latin America, and undertainty in stock prices worldwide all support moderating growth in 1999. Other impacts of the international situation may help California, such as the reduction in long-term interest rates.


THE STATE

    FISCAL YEARS PRIOR TO 1995-1996. The State's budget problems in the early 1990's were caused by a combination of external economic conditions and a structural imbalance in that the largest general fund programs (K-14 education, health, welfare and corrections) were increasing faster than the revenue base, driven by the State's rapid population growth. These pressures are expected to continue as population trends maintain strong demand for health and welfare services, as the school age population continues to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third- time felony offenders. In addition, the State's health and welfare programs are in a transition period as a result of recent federal and state welfare reform initiatives.

    As a result of these factors and others, and especially because the severe recession between 1990-1994 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had a period of budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each fiscal year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance. The State Legislature and the

Governor of the State (the "Governor") agreed on the following principal steps to produce Budget Acts in the years 1991-92 to 1994-95, although not all these actions were taken in each year.

        1.  significant cuts in health and welfare program expenditures;

        2. transfers of program responsibilities and funding from the State to local governments (referred to as "realignment"), coupled with some reduction in mandates on local government;

        3. transfer of about $3.6 billion in local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools under Proposition 98 (discussed below);

        4. reduction in growth of support for higher education programs, coupled with increases in student fees, through the 1994-95 Fiscal Year;

        5. maintenance of the minimum Proposition 98 funding guarantee for K-14 schools, and the disbursement of additional funds to keep a constant level of about $4,200 per K-12 pupils through the 1993-94 Fiscal Year;

        6.  revenue increases, most of which were for a short duration;

        7. increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to illegal immigrants, although during this time frame, most of the additional aid requested by the Administration was not received; and

        8.  various one-time adjustments and accounting changes.

    Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the budget reserve, the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

    Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. For several years during the recession, the State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July 1994 and matured on April 25, 1996. However, the State's improved cash position in 1995-96 allowed it to repay the $4.0 billion Revenue Anticipation Warrant issue on April 25, 1996, and to issue only $2.0 billion of revenue anticipation notes during the fiscal year, which matured on June 28, 1996.

1995-96 THROUGH 1997-98 FISCAL YEARS

    The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

    The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled $639.8 million as of June 30, 1997 and $1.782 billion at June 30, 1998.

    On August 18, 1997, the Governor signed the 1997-98 Budget Act, but vetoed about $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. The Governor announced that he was prepared to restore about $200 million of education spending upon satisfactory completion of legislation on an education testing program.

    The 1997-98 Budget Act anticipated General Fund revenues and transfers of $52.5 billion (a 6.8% increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0% increase from the 1996-97 levels). On a budgetary basis, the SFEU was projected to decrease from $408 million at June 30, 1997 to $112 million at June 30, 1998. As of January 9, 1998, the State Director of Finance estimated a reserve of $329 million at June 30, 1998. (The expenditure figure assumes restoration of $200 million in vetoed funding.) The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. The State implemented its normal annual cash flow borrowing program, issuing $3 billion of notes which matured on June 30, 1998.


    FEDERAL WELFARE REFORM. Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.


    As part of the 1997-98 Budget Act legislative package, the State Legislature and Governor agreed on a comprehensive reform of the State's public assistance programs to implement the new federal Law. The new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaces the former Aid to Families with Dependent Children
(AFDC) and Greater Avenues to Independence (GAIN) programs effective January 1, 1998. Consistent with the federal Law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current time on aid. Administration of the new Welfare-to-Work programs will be largely at the county level, and counties are given financial incentives for success in this program.

    Although the longer-term impact of the new federal Law and CalWORKs cannot be determined until there has been some experience, the State does not presently anticipate that these new programs will have any adverse financial impact on its General Fund. Overall TANF grants from the federal government are expected to equal or exceed the amounts the State would have received under the old AFDC program.


    1998-99 FISCAL YEAR. When the Governor released his proposed 1998-99 Fiscal Year Budget on January 9, 1998, he projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. By the time the Governor released the May Revision to the 1998-99 Budget on May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected in January. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF").

    Pursuant to Article IV, Section 13(c) of the Constitution of the State of California, the State Legislature is required to adopt its budget for the upcoming fiscal year (July 1-June 30) by midnight of June 15th, and in the absence of which, the Legislature may not send to the Governor for consideration any bill appropriating funds for expenditure during the fiscal year for which the budget bill is to be enacted, except emergency bills or appropriations for the salaries and expenses of the Legislature. For the current fiscal year, as has been true since the late 1980's, the State Legislature did not adhere to this deadline. Due to the Legislature's failure to comply with this constitutional requirement, the Howard Jarvis Taxpayers Association sought an injunction in a Los Angeles Superior Court to prohibit the State from making certain types of payments in the absence of an adopted budget. On July 21, 1998, a preliminary injunction was issued. Under the terms of the injunction order, until such time as the budget was adopted, the State was precluded from making any payments from the State treasury for Fiscal Year 1998-99 except for certain enumerated expenditures.

    On July 22, 1998, the Legislature unanimously passed an $18.9 billion emergency-spending bill to cover the costs of, among others, bond payments, paychecks for state workers, retirement pensions, prisons, school and welfare payments from July 1st through August 5th. However, before a final resolution of the legal issues raised by the plaintiff, a budget for Fiscal Year 1998-99 was passed by the Legislature on August 11, 1998, and the Governor signed it on August 21, 1998.

    In signing the 1998-99 Budget Bill, the Governor used his line-item veto power to reduce expenditures by $1.360 billion from the General Fund, and $160 million from Special Funds. Of this total, the Governor indicated that about $250 million of vetoed funds were "set aside" to fund programs for education. Vetoed items included education funds, salary increases and many individual resources and capital projects.


    The 1998-99 Budget Act was based on projected general fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion.



    After giving effect to the Governor's vetoes, the 1998-99 Budget Act provided authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The 1998-99 Budget Act projected a balance in the SFEU at June 30, 1999 (but without including the "set aside" veto amount) of $1.255 billion, a little more than 2% of general fund revenues. The Budget Act assumed the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes, which were issued on October 1, 1998.



    The most significant feature of the 1998-99 Budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill which provides for a phased-in reduction of the VLF. Since the VLF was transferred to cities and counties, the bill provided for the general fund to replace the lost revenues. Starting on January 1, 1999, the VLF was reduced by 25%, at a cost to the general fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.



    In addition to the cut in VLF, the 1998-99 Budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).



    Other significant elements of the 1998-99 Budget Act were as follows:



        1. Proposition 98 funding for K-12 schools was increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, about $300 million higher than the minimum Proposition 98 guaranty. An additional $600 million was appropriated to settle prior years' Proposition 98 entitlements, and was primarily devoted to one-time uses such as block grants, deferred maintenance, and computer and laboratory equipment. Of the 1998-99 funds, major new programs include money for instructional and library materials, deferred maintenance, support for increasing the school year to

    180 days and reduction of class sizes in Grade 9. The Governor held $250 million of education funds which were vetoed as set-aside for enactment of additional reforms. Overall, per-pupil spending for K-12 schools under Proposition 98 is increased to $5,695, more than one-third higher than the level in the last recession year of 1993-94. The 1998-99 Budget also included $250 million as repayment of prior years' loans to schools, as part of the settlement of the CTA V. GOULD lawsuit.


        2. Funding for higher education increased substantially above the level called for in the Governor's four-year compact. General Fund support was increased by $340 million (15.6%) for the University of California and $267 million (14.1%) for the California State University system. In addition, Community Colleges received a $300 million (6.6%) increase under Proposition 98.


        3. The 1998-99 Budget included increased funding for health, welfare and social services programs. A 4.9% grant increase was included in the basic welfare grants, the first increase in those grants in 9 years. Future increases will depend on sufficient general fund revenue to trigger the phased cuts in VLF described above.


        4. Funding for the judiciary and criminal justice programs increased by about 11% over 1997-98, primarily to reflect increased State support for local trial courts and rising prison population.

        5. Various other highlights of the 1998-99 Budget included new funding for resources projects, dedication of $376 million of general fund moneys for capital outlay projects, funding of a three percent State employee salary increase, funding of 2,000 new Department of Transportation positions to accelerate transportation construction projects, and funding of the Infrastructure and Economic Development Bank ($50 million).


        6. The State of California received approximately $167 million of federal reimbursements to offset costs related to the incarceration of undocumented alien felons for federal fiscal year 1997. The State anticipated receiving approximately $195 million in federal reimbursements for federal fiscal year 1998.



    Based solely on the legislation enacted, on a net basis, the reserve for June 30, 1999 was reduced by $256 million. On the other hand, 1997-98 revenues increased by $160 million. The revised June 30, 1999 reserve was projected to be $1,159 million or $96 million below the level originally projected by the 1998-99 Budget Act. The reserve projected in the 1998-99 Budget Act was $1,255 million.



    SUBSEQUENT EVENTS. TOBACCO LITIGATION. In late 1998, the State signed a settlement agreement with the four major cigarette manufacturers, which was later ratified by a State court judge having jurisdiction over a pending lawsuit brought by the State against these companies. Under the settlement, the companies will pay California governments a total of approximately $25 billion over a period of 25 years, starting with some payments in the spring of 1999. Under the State's settlement, half of these moneys will be paid to the State, and half to local governments (cities and counties).



    The specific amount to be received by the State and local governments is, however, subject to adjustment for a number of reasons. First, the federal government has indicated that it may seek recovery of part of the state's settlement as reimbursement for federal Medicaid funding in prior years. Second, various details in the settlement allow reduction of the companies' payments because of events such as certain federal government actions, reductions in cigarette sales, or bankruptcy of any settling companies.



    On January 8, 1999, newly-elected Governor Davis released his proposed budget for the 1999-2000 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated general fund revenues and transfers in 1999-2000 of $60.3 billion, a 7.1% increase from revised 1998-99 figures. The Governor proposed expenditures of $60.5 billion, a 3.8% increase from 1998-99. The Proposed Budget projected a balance in the SFEU of $414.5 million on June 30, 2000.



    On May 17, 1999, the Legislative Analyst released an updated report (the "LAO Report") on the Governor's proposal for the fiscal year 1999-2000 budget which concluded that for the fourth year in a row,

California's budget outlook showed a major improvement in the May revision. The LAO's report determined that the revenue outlook was decidedly stronger because of (1) a brighter near-term economic outlook than previously assumed and (2) higher-than-expected personal income tax receipts, especially during April, although a significant portion of the new revenues will be necessary to cover cost increases in Proposition 98 education and other state programs.



    The original budget's economic forecast was prepared in late 1998 when it appeared that the Asian economic crisis was resulting in a significant slowdown in economic activity. However, according to the LAO Report, since that time, the economic picture has brightened considerably, as both the nation and California appear to have avoided a major slowdown emanating from Asia's problems. Based on continued growth in real gross domestic product (GDP), strong consumer confidence, and other factor, the consensus economic outlook for 1999 now calls for real GDP growth of over 3.5%, or nearly double the projection contained in earlier budget forecasts. In California, employment data revisions revealed that instead of slowing in late 1998 and early 1999, as assumed, wage and salary jobs in the state continued to expand at a healthy pace. This more positive trend is expected to continue through 1999.



    On June 29, 1999, the Governor signed into law the State's budget for the 1999-2000 Fiscal Year (the "1999-2000 Budget"). The 1999-2000 general fund Budget is as follows:



                              1999-00 GENERAL FUND
                                 BUDGET SUMMARY
                             (DOLLARS IN MILLIONS)



                                                                                      1999-00
                                                                                     ---------
Prior Year Balance.................................................................  $   2,412
Revenues and Transfers.............................................................  $  62,981
                                                                                     ---------
TOTAL RESOURCES AVAILABLE..........................................................  $  65,393

Expenditures.......................................................................  $  63,732
                                                                                     ---------
                                                                                     ---------
FUND BALANCE.......................................................................  $   1,661
BUDGET RESERVES:
  Reserve for Liquidation of Encumbrances..........................................  $     480
  Set aside for Employee Compensation and Litigation...............................  $     300
  Special Fund for Economic Uncertainties..........................................  $     881



    The 1999-2000 Budget is based on the following revenue assumptions:



                            1999-00 REVENUE SOURCES
                             (DOLLARS IN MILLIONS)



                                                                           GENERAL    SPECIAL
                                                                            FUND       FUND
                                                                          ---------  ---------
Personal Income Tax.....................................................  $  32,914         --
Sales Tax...............................................................     19,960  $   2,185
Bank and Corporation Tax................................................      5,751         --
Highway Users Taxes.....................................................         --      3,015
Motor Vehicle Fees......................................................         28      4,831
Insurance Tax...........................................................      1,246         --
Estate Taxes............................................................        907         --
Liquor Tax..............................................................        269         --
Tobacco Taxes...........................................................        130      1,091
Horseracing Fees........................................................         --         39
Other...................................................................      1,776      3,615
                                                                          ---------  ---------
Total...................................................................  $  62,981  $  14,776
                                                                          ---------  ---------
                                                                          ---------  ---------

    Education continues to be the single biggest expenditure item in the 1999-2000 Budget. All budgeted expenditures are as follows:



                          1999-00 EXPENDITURES BY FUND
                             (DOLLARS IN MILLIONS)



                                                     GENERAL    SPECIAL     BOND
FUNCTION                                              FUNDS      FUNDS      FUNDS      TOTAL
--------------------------------------------------  ---------  ---------  ---------  ---------
Education (K-12)..................................  $  26,418  $      49  $      36  $  26,503
Health and Human Services.........................     16,921      4,002          5     20,928
Higher Education..................................      8,012        686        816      9,514
Business, Transportation and Housing..............        412      5,390        454      6,256
Trade and Commerce................................        482          1         --        483
Tax Relief........................................      1,868         --         --      1,868
Local Government Subventions......................        322      3,255         --      3,577
Youth and Adult Corrections.......................      4,738         17          7      4,762
Resources.........................................      1,270        918         97      2,285
Environmental Protection..........................        176        547         75        798
State and Consumer Services.......................        482        485         42      1,009
Other.............................................      2,631        732         --      3,363
                                                    ---------  ---------  ---------  ---------
Total.............................................  $  63,732  $  16,082  $   1,532  $  81,346
                                                    ---------  ---------  ---------  ---------
                                                    ---------  ---------  ---------  ---------


LOCAL GOVERNMENTS

    The primary units of local government in California are the counties, ranging in population from 1,300 (Alpine) to over 9,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local governmental entities, and have been required to maintain many services.

    The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996 (see "Federal Welfare Reform" above). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement Welfare-to-Work and to administer many of its elements and their costs for administrative and support services are capped at 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified Welfare-to-Work outcomes; counties may also suffer penalties for failing to meet federal standards. Under CalWORKs, counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

    Historically, funding for the State's trial court system was divided between the State and the counties. However, Chapter 850, Statutes of 1997, implements a restructuring of the State's trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the State level. County contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The State assumed responsibility for future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, county general fund contribution for court operations is reduced by $300 million, including $10.7 million to buy out the contribution of the 20 smallest counties, and cities will retain $62 million in fine and penalty revenue previously remitted to the State; the State's general fund backfilled the $362 million revenue loss to the Trial Court Trust Fund. In addition to this general fund backfill, a $50 million augmentation is included in the 1998 Budget Act for the trial courts to fund workload increases and high priority issues such as court security. In 1999-2000, county general fund contributions will be further reduced by an additional $92 million to buy out the next 17 smallest counties and reduce by ten percent the general fund contribution of the remaining 21 counties.

    In the aftermath of Proposition 13, the State provided aid from the general fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected. Orange County implemented significant reductions in services and personnel, and continues to face fiscal constraints in the aftermath of its bankruptcy, which has been caused by large investment losses in its pooled investment funds.

    On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, and assessments to changes through local initiatives. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the State Legislature. The State Legislature Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year, and that over time revenues to local government would be reduced by several hundred million dollars. Proposition 218 does not affect the State or its ability to levy or collect taxes.

    On December 23, 1997, a consortium of California counties filed a test claim with the Commission on State Mandates (the "Commission") asking the Commission to determine whether the property tax shift from counties to the Educational Revenue Augmentation Fund, which is a funding source for schools, is a reimbursable state mandated cost. On August 11, 1998, the State Department of Justice, on behalf of the State Department of Finance, filed a rebuttal in opposition to the counties' claim. The issue is currently scheduled to be heard by the Commission on October 22, 1998. The fiscal impact to the State general fund if the Commission determines that the property tax shifts created a reimbursable state mandate could total approximately $8 billion for the 1996-97 ($2.5 billion), 1997-98 ($2.6 billion) and 1998-99 ($2.7 billion) property tax shifts. Ongoing costs to the State general fund would be approximately $2.7 billion annually.

CONSTITUTIONAL AND STATUTORY LIMITATIONS; RECENT AND PENDING INITIATIVES;
  PENDING LEGISLATION

    CONSTITUTIONAL AND STATUTORY LIMITATIONS. Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies, Article XIIIA, provides that the maximum ad valorem tax on real property cannot exceed 1% of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, Proposition 46, an amendment to Article XIIIA, was approved by the voters of the State of California, creating a new exemption under Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1% for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness, "Full cash value" is defined as "the County Assessor's valuation of real property as shown on the 1975-76 Fiscal Year tax bill under "full cash value" or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.

    Article XIIIB of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local government has financial responsibility for providing. To the extent that the revenues of the State and/or local government exceed its appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.

    At the November 9, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax rates or fee schedules be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 Fiscal Year, money to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State general fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State general fund revenues appropriated for school districts and community college districts, respectively, in the 1986-87 Fiscal Year or (ii) the amount required to insure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from these sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the cost of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirements for one year. As a result of Proposition 98, funds that the State might otherwise make available to its political subdivisions may be allocated instead to satisfy such minimum funding level.

    During the recent recession, general fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from the 1991-92 Fiscal Year to the 1993-94 Fiscal Year.

    In 1992, a lawsuit was filed, called CALIFORNIA TEACHERS' ASSOCIATION V. GOULD, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count either as appropriations that count toward satisfying the Proposition 98 guarantee, or as appropriations from "below" the current base. Repayments are spread over the eight-year period of the 1994-95 Fiscal Year through the 2001-02 Fiscal Year to mitigate any adverse fiscal impact.

    Substantially increased general fund revenues, above initial budget projections, in the 1994-95, 1995-96 and 1996-97 fiscal years have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets.

    On November 8, 1994, the voters approved Proposition 187, an initiative statute ("Proposition 187"). Proposition 187 specifically prohibits funding by the State of social services, health care services and public school education for the benefit of any person not verified as either a United States citizen or a person legally admitted to the United States. Among the provisions in Proposition 187 pertaining to public school education, the measure requires, commencing January 1, 1995, that every school district in the State verify the legal status of every child enrolling in the district for the first time. By January 1, 1996, each school district must also verify the legal status of children already enrolled in the district and of all parents or guardians of all students. If the district "reasonably suspects" that a student, parent or guardian is not legally in the United States, that district must report the student to the United States Immigration and Naturalization Service and certain other parties. The measure also prohibits a school district from providing education to a student it does not verify as either a United States citizen or a person legally admitted to the United States. The State Legislative Analyst estimates that verification costs could be in the tens of millions of dollars on a statewide level (including verification costs incurred by other local governments), with first-year costs potentially in excess of $100 million.

    The reporting requirements may violate the Family Educational Rights and Privacy Act ("FERPA"), which generally prohibits schools that receive federal funds from disclosing information in student records without parental consent. Compliance with FERPA is a condition of receiving federal education funds, which total $2.3 billion annually to California school districts. The Secretary of the United States Department of Education has indicated that the reporting requirements in Proposition 187 could jeopardize the ability of school districts to receive these funds.

    Opponents of Proposition 187 filed at least eight lawsuits (which were subsequently consolidated) challenging the constitutionality and validity of the measure. On March 18, 1998, a United States District Court judge entered as final judgment in the case, holding key portions of the measure unconstitutional and permanently enjoining the State from implementing those sections which would have required law enforcement, teachers and social services and health care workers to verify a person's immigration status and subsequently report illegal immigrants to authorities and deny them social services, health care and education benefits. An appeal by the State Attorney General was filed with the Ninth Circuit Court of Appeals on March 25, 1998 and is pending.

    PENDING LITIGATION. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described herein.

    The State is involved in a lawsuit, THOMAS HAYES V. COMMISSION ON STATE MANDATES, related to the state-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case was then brought to the trial court by the State and later remanded to the Commission on State Mandates for redetermination. The Commission on State Mandates expanded the claim to include supplemental claims filed by seven other educational institutions and determined that a portion, but not all, of the claims constituted State mandated costs. The Department of Finance has not yet determined whether to seek judicial review.

    The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In UNITED STATES, PEOPLE OF THE STATE OF CALIFORNIA V. J. B. STRINGFELLOW, JR., ET. AL., the State is seeking recovery for post costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts. Because the State is the present owner of the site, the State may be found liable. Present estimates of the cleanup range from $300 million to $800 million.

    The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The appellate court affirmed the trial court finding of liability in inverse condemnation and awarded damages of $500,000 to 12 sample plaintiffs. Potential liability to the remaining 300 plaintiffs, from claims filed, ranges from $800 million to $1.5 billion. An appeal has been filed.

    In JUST SAY NO TO TOBACCO DOUGH CAMPAIGN V. STATE OF CALIFORNIA, the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for years ended June 30, 1990, through June 30, 1995 for programs which were allegedly not health education or tobacco-related disease research. The Supreme Court has granted the State's demurrer and the plaintiffs have asked the court the reconsider its ruling.

    On June 24, 1998, plaintiffs in HOWARD JARVIS TAXPAYERS ASSOCIATION ET AL.
V. KATHLEEN CONNELL filed a complaint for certain declaratory and injunctive relief challenging the authority of the State Controller to make payments from the State Treasury in the absence of a state budget. On July 21, 1998, the trial court issued a preliminary injunction prohibiting the State Controller from paying moneys from the State Treasury for fiscal year 1998-99, with certain limited exceptions, in the absence of a state budget. The preliminary injunction, among other things, prohibited the State Controller from making any payments pursuant to any continuing appropriation.

    On July 22 and 27, 1998, various employee unions which had intervened in the case appealed the trial court's preliminary injunction and asked the Court of Appeal to stay the preliminary injunction. On July 28, 1998, the Court of Appeal granted the unions' requests and stayed the preliminary injunction pending the Court of Appeal's decision on the merits of the appeal. On August 5, 1998, the Court of Appeal denied the plaintiffs' request to reconsider the stay. Also on July 22, 1998, the State Controller asked the California Supreme Court to immediately stay the trial court's preliminary injunction and to overrule the order granting the preliminary injunction on the merits. On July 29, 1998, the Supreme Court transferred the State Controller's request to the Court of Appeal. The matters are now pending before the Court of Appeal.

    A judgment was entered for the plaintiff in August 1998 in the case of CERIDIAN CORPORATION V. FRANCHISE TAX BOARD, a suit which challenged the validity of two sections of the California Tax laws. The first related to deduction from corporate taxes for dividends received from insurance companies to the extent the insurance companies have California activities. The second related to corporate deduction of dividends to the extent the earnings of the dividend-paying corporation have already been included in the measure of their California tax. If both sections of the California Tax law are ultimately invalidated, and all dividends become deductible, then the General Fund can become liable for approximately $200 to $250 million annually. The State has appealed the decision.

    In PROFESSIONAL ENGINEERS IN CALIFORNIA GOVERNMENT V. WILSON, the Superior Court has ruled that $30.7 million of the $258.2 million transferred from the State Highway Account to the General Fund violated the California Constitution. The court also invalidated $130.9 million transferred from the Motor Vehicle Account to the General Fund. The court ordered further briefing on the $130 million transfer from the State Highway Account to the Motor Vehicle Account. A hearing on this transfer is scheduled for Spring 1999. No decision has been made as to whether an appeal will be taken from the court's ruling.

    In CAPITOLA LAND V. ANDERSON and other related state and federal cases, plaintiffs sought payments from the State under the AFDC-Foster Care program. Judgment was rendered against the State in CAPITOLA, which the State appealed and lost. The State then filed a state plan amendment with the federal Department of Health and Human Services to enable the State to comply with the CAPITOLA ruling and receive federal funding. The DHHS denied the state plan amendment, and the State has filed suit against DHHS. The Legislature also enacted a statute which required federal funding in order to comply with the CAPITOLA judgment. The State then refused to implement the CAPITOLA judgment based on the new statute. Certain plaintiffs moved for an order of contempt against the State, which was granted by the trial court, but was stayed and annulled by the Court of Appeal. The plaintiffs are petitioning the California Supreme

Court for review. If, as a result of this litigation, compliance with the CAPITOLA judgment is required and the judgment is applied retroactively, liability to the State could exceed $200 million.

    In the Northern California 1997 Flood Litigation, a substantial number of plaintiffs have joined an existing suit against the State, local agencies, and private companies and contractors seeking compensation for the damages they suffered as a result of the 1997 flooding. Property damages have been estimated up to $2 billion.

    In JUST SAY NO TO TOBACCO DOUGH CAMPAIGN V. STATE OF CALIFORNIA, the superior court issued an order in December 1998, granting the State's demurrer to the entire action and dismissing the case. Plaintiffs have asked the court to reconsider its ruling.

                                   APPENDIX C

                ECONOMIC AND FINANCIAL CONDITIONS IN CONNECTICUT

    THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF STATE ISSUERS; HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE TRUST HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.


    Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to as the "State"). The State's manufacturing industry is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) the dominant industry, followed by fabricated metals, non-electrical machinery and electrical equipment. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, however, manufacturing accounted for only 17.09% of total non-agricultural employment in Connecticut in 1997. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have had a substantial adverse impact on Connecticut's economy.



    The average annual unemployment rate in Connecticut increased from a low of 3.0% in 1988 to a high of 7.6% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.8% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1989 to 1997, rising from $25,443 to $36,434. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.



    At the end of the 1990-1991 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the seven fiscal years ended June 30, 1998, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000, $262,600,000, and $312,900,000,
respectively. As a result of legislative action in the final month of the 1998-1999 fiscal year substantially increasing expenditures, a General Fund surplus of $31,000,000 for the year is expected. General Fund budgets adopted for the biennium ending June 30, 2001, authorize expenditures of $10,581,600,000 for the 1999-2000 fiscal year and $11,085,200,000 for the 2000-2001 fiscal year and project surpluses of $64,400,000 and $4,800,000, respectively, for those years.



    During 1991 the State issued a total of $965,710,000 Economic Recovery Notes. The notes were to be payable no later than June 30, 1996, but as part of the budget adopted for the biennium ended June 30, 1997, payment of the notes scheduled to be paid during the 1995-1996 fiscal year was rescheduled to be made over the four fiscal years ended June 30, 1999. The outstanding notes were $78,055,000 as of December 1, 1998.


    The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of December 1, 1998, the State had authorized direct general obligation bond indebtedness totaling $12,398,200,000, of which $11,057,371,000 had been approved for issuance by the State Bond Commission and $9,814,857,000 had been issued. As of December 1, 1998, net State direct general obligation bond indebtedness outstanding was $6,837,131,000.


    In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University was authorized to issue bonds totaling $962,000,000 by June 30, 2005, that are secured by a State debt service commitment to finance improvements.

    In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of December 1, 1998, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,054,900,000.

    In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2002, is currently estimated to be $12.6 billion, to be met from federal, state, and local funds. The State expects to finance most of its $5.1 billion share of such cost by issuing $4.6 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

    The State's general obligation bonds are rated Aa3 by Moody's and AA by Fitch. On October 8, 1998, Standard & Poor's upgraded its ratings of the State's general obligation bonds from AA- to AA.


    The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's constitution and seeking a declaratory judgment and injunctive relief; and (iv) an action for money damages for the death of a young physician killed in an automobile accident allegedly as a result of negligence of the State.



    As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Superior Court recently ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling. The fiscal impact of this decision might be significant but is not determinable at this time.


    The State's Department of Information Technology is reviewing the State's Year 2000 exposure and developing plans for modification or replacement of existing software that it believes will prevent significant operations problems. There is a risk that the plan will not be completed on time, that planned testing will not reveal all problems, or that systems of others on whom the State relies will not be timely updated. If the necessary remediations are not completed in a timely fashion, the Year 2000 problem may have a material impact on the operations of the State.


    General obligation bonds issued by municipalities are payable primarily from AD VALOREM taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.


    In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from the revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.


    Regional economic difficulties, reductions in revenues and increases in expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

                                   APPENDIX D

               ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS

    THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE COMMONWEALTH OF MASSACHUSETTS AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF MASSACHUSETTS ISSUERS; HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE TRUST HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.


    While economic growth in the Commonwealth of Massachusetts (sometimes referred to herein as the "Commonwealth") slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery. As of May 1999, the Commonwealth's unadjusted unemployment rate was 2.9% as compared to a national average of 4.0%. Per capita personal income in the Commonwealth is currently higher than the national average.


    In fiscal 1997, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 4.9% over the prior fiscal year to $18.170 billion. Expenditures increased by 6.3% over the prior fiscal year to $17.949 billion. As a result, the Commonwealth ended fiscal year 1997 with a positive closing fund balance of $1.394 billion.

    In fiscal 1998, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 9.0% over the prior fiscal year to $19.800 billion. Expenditures increased by 5.9% over the prior fiscal year to $19.002 billion. As a result, the Commonwealth ended fiscal year 1998 with a positive closing fund balance of $2.192 billion.


    Budgeted revenues and other sources in fiscal 1999, which ended on June 30, 1999, were estimated as of May 19, 1999, by the Executive Office for Administration and Finance to be approximately $19.852 billion, including tax revenues of $14.16 billion. It is estimated that fiscal 1999 budgeted expenditures and other uses will be $20.319 billion and that fiscal 1999 will end with fund balances of $1.724 billion.



    In late April, 1999, both houses of the Massachusetts Legislature agreed on a consensus revenue estimate for fiscal 2000 of $14.850 billion. On May 8, 1999 the House of Representatives approved its version of the fiscal 2000 budget. The House budget incorporates several tax cuts, one of which has been included in the budget approved by the House Ways and Means Committee. The Committee's budget provided for total expenditures of approximately $20.770 billion.



    Standard & Poor's and Moody's Investors Service, Inc. have rated the Commonwealth's general obligation bonds as AA- and Aa3, respectively. Fitch IBCA, Inc. has rated the Commonwealth's bonds as AA-. From time to time, agencies may change their ratings.


    Limits on Commonwealth tax revenues were established by initiative petition in November 1986, and added to the Commonwealth's General Laws as Chapter 62F. Chapter 62F contains no exclusion for debt service on Municipal Obligations of the Commonwealth. Tax revenues in fiscal 1994 through fiscal 1998 were lower than the limit set by Chapter 62F, and the Executive Office for Administration and Finance currently estimates that state tax revenues in fiscal 1999 will not reach such limit. In addition, legislation enacted in December, 1989 imposes a limit on the amount of outstanding direct bonds of the Commonwealth. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding direct bonds upon the issuance of the refunding bonds. The limit did not apply to certain fiscal recovery bonds issued in 1990 to fund the 1990 operating deficit, the final maturity of which was paid on December 1, 1997. In January, 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. This limit did not apply to the fiscal recovery bonds.

    Certain of the Commonwealth's cities, counties and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.


    On March 3, 1999, the former Deputy State Treasurer for Cash Management was arrested for embezzlement, between 1992 and 1995, of approximately $2.4 million from the Unclaimed Check Fund, to which are credited amounts held for the payment of aged outstanding checks drawn on the state treasury. Earlier, in February, another former employee of the State Treasurer's office had been charged with attempting to embezzle $6.5 million from the same Fund. The Attorney General is conducting a criminal investigation of the matter and believes, based on the actual knowledge acquired by the Office of the Attorney General in its review as of May 1999 of matters related to the operation of the Office of the State Treasurer, that the likelihood of loss by the Commonwealth in excess of $20 million is remote. The State Treasurer has since implemented measures designed to minimize or eliminate the potential for errors, loss or theft with respect to certain checking accounts.


    In Massachusetts, the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2," an initiative petition adopted by the voters of the Commonwealth on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levels to a stated percentage of the full and fair cash value of their taxable real estate and personal property and limited the amount by which the total property taxes assessed by a city or town might increase from year to year. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.


    To offset shortfalls experienced by local governments as a result of the implementation of Proposition 2 1/2, the government of the Commonwealth increased direct local aid from the 1981 level of $1.632 billion to $3.558 billion in fiscal 1997. Fiscal 1998 expenditures for direct local aid were $3.949 billion, which is an increase of approximately 11.0% above the 1997 level. It is estimated that fiscal 1999 expenditures for direct local aid will be $4.272 billion, which is an increase of approximately 8.2% above the fiscal 1998 level. In fiscal 1999 approximately 21.5% of the Commonwealth's budget is estimated to be allocated to direct local aid.



    The aggregate unfunded actuarial liabilities of the pension systems of the Commonwealth and the unfunded liability of the Commonwealth related to local retirement systems are significant -- estimated to be approximately $6.720 billion as of January 1, 1996 on the basis of certain actuarial assumptions regarding, among other things, future investment earnings, annual inflation rates, wage increases and cost of living increases. No assurance can be given that these assumptions will be realized. The legislature adopted a comprehensive pension bill addressing the issue in January 1988, which requires the Commonwealth, beginning in fiscal year 1989, to fund future pension liabilities currently and amortize the Commonwealth's unfunded liabilities over 40 years in accordance with funding schedules prepared by the Secretary for Administration and Finance and approved by the legislature. Based on the actuarial valuation completed by the Public Employee Retirement Administration Commission, the amounts required for funding of current pension liabilities in fiscal years 1999, 2000, 2001 and 2002 are estimated to be $898.5 million, $910.0 million, $922.1 million and $934.6 million, respectively. Pension funding legislation was revised in July, 1997, as part of the fiscal 1998 budget, to include an accelerated pension funding schedule that would eliminate the Commonwealth's unfunded liability by 2018 rather than 2028.

                                   APPENDIX E

                 ECONOMIC AND FINANCIAL CONDITIONS IN MICHIGAN

    THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE OF MICHIGAN (THE "STATE") AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF STATE ISSUERS. THE FUND HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.


    Economic activity in the State of Michigan has tended to be more cyclical than in the nation as a whole. The State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1% in 1960 to 16.0% in 1998. While durable goods manufacturing still represents a sizable portion of the State's economy, the service sector now represents 27.51% of the State's economy. Any substantial national economic downturn is likely to have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units. Although historically, the average monthly unemployment rate in the State has been higher than the average figures for the United States, for the last four years, the unemployment rate in the State has been at or below the national average. During 1998, the average monthly unemployment rate in the State was 3.9% compared to a national average of 4.5%.


    The State's economy could continue to be affected by changes in the auto industry resulting from competitive pressures, overcapacity and labor disputes. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are located could be more severe.

    The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event the State's total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. To avoid exceeding the revenue limit in the State's 1994-95 fiscal year, the State refunded approximately $113 million through income tax credits for the 1995 calendar year. The State Constitution does not prohibit the increasing of taxes so long as expected revenues do not exceed the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units to total spending may not be reduced below the proportion in effect for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.

    The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State's Constitution also directs or restricts the use of certain revenues.


    The State finances its operations through the State's General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Fund. General Fund revenues are obtained approximately 55% from the payment of State taxes and 45% from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State's personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately two-thirds of total General Fund expenditures are for State support of public education and for social services programs.

    Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year's surplus or deficit in any fund must be included in the net succeeding year's budget for that fund.


    The State of Michigan reports its financial results in accordance with generally accepted accounting principles. The State ended the five fiscal years 1992-96 with its General Fund in balance after substantial transfers from the General Fund to the Budget Stabilization Fund. For the 1997 fiscal year, the State closed its books with its general fund in balance. During the 1997-98 fiscal year, an error was identified pertaining to the Medicaid program administered by the Department of Community Health ("DCH"). Over a ten-year period, DCH did not properly record all Medicaid expenditures and revenues on a modified accrual basis as required by GAAP. For the fiscal year ended September 30, 1997, the General Fund did not reflect Medicaid expenditures of $178.7 million, and federal revenue of $24.6 million. As a result, the total ending fund balance and unreserved fund balance for the fiscal year ended September 30, 1997, were reduced by $154.1 million to account for the correction of the prior period error. The General Fund was in balance as of September 30, 1998. The balance in the Budget Stabilization Fund as of September 30, 1998 was $1,000.5 million. In all but one of the last six fiscal years the State has borrowed between $500 million and $900 million for cash flow purposes. It borrowed $900 million in each of the 1996, 1997 and 1998 fiscal years. No cash flow borrowing is planned for the 1999 fiscal year.


    In November, 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, DURANT V. STATE OF MICHIGAN, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and paid or will be required to pay to or on behalf of other school districts from the Budget Stabilization Fund (i) an additional $32 million per year in the fiscal years 1998-99 through 2007-08, and (ii) up to an additional $40 million per year in the fiscal years 1998-99 through 2012-13.

    Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local AD VALOREM taxes (including taxes used to meet debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit's electors, the ability of the local units to levy debt service taxes might be affected.

    State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the State deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, while total State revenue sharing payments have increased in each of the last five years, the State has reduced revenue sharing payments to municipalities below the level otherwise provided under formulas in each of those years.

    On March 15, 1994, the electors of the State voted to amend the State's Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes and shifted the balance of school funding sources among property taxes and State revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.

    The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding.

    Currently, the State's general obligation bonds are rated Aal by Moody's, AA+ by Standard & Poor's and AA+ by Fitch. The State received upgrades in January 1998 from Standard & Poor's, in March 1998 from Moody's and in April 1998 from Fitch.

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                                   APPENDIX F

                ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY

    THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE OF NEW JERSEY AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE OF THE MOST RECENT PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF NEW JERSEY ISSUERS, HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE FUND HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

    New Jersey (sometimes referred to herein as the "State") personal income tax rates were reduced so that beginning with the tax year 1996, personal income tax rates are, depending upon a taxpayer's level of income and filing status, 30%, 15% or 9% lower than 1993 tax rates.

    The State operates on a fiscal year beginning July 1 and ending June 30. For example, "Fiscal Year 2000" refers to the State's fiscal year beginning July 1, 1999 and ending June 30, 2000.

    The General Fund is the fund into which all State revenues, not otherwise restricted by statute, are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenues, and certain miscellaneous revenue items are recorded in the General Fund.


    The State's undesignated General Fund balance was $442 million for Fiscal Year 1996, $281 million for Fiscal Year 1997 and $228 million for Fiscal Year 1998. For the Fiscal Year 1999 and the Fiscal Year 2000, the balance in the undesignated General Fund is estimated to be $209 million and $171 million, respectively.



    The State finances certain capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and redemption premium payments, if any, required to fully pay the bonds. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings.



    The State of New Jersey has implemented a plan to address the Year 2000 data processing problem and ensure the continuation of government operations into the Year 2000 and beyond. Planning for the Year 2000 commenced in 1997 with the requirement that the various State departments submit comprehensive three year action plans identifying all year 2000 impacts, strategies and timeframes for addressing these impacts and estimates of cost. The State imposed a moratorium during Fiscal Year 1998 on all non-year 2000 related data processing activities to ensure availability of resources for Year 2000 compliance. Agencies were directed to review current and ongoing technology initiatives in light of the moratorium and suspend all those that are not considered mission critical. This moratorium will remain in effect until each agency can certify that it is Year 2000 compliant. As of May 31, 1999, the testing, validation and implementation of 83% of all centrally maintained State systems was complete. Departmental systems are in varying stages of implementation. The total estimated cost to the State to achieve Year 2000 compliance is $120 million of which approximately $81.1 million of expenditures have been incurred as of May 31, 1999. Colleges and universities, authorities, municipal, county and local sub-divisions will address Year 2000 issues separately.



    The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture.



    During 1998 a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in surrounding metropolitan areas were major sources of State economic growth.

    Average employment in 1998 increased by 76.5 thousand jobs compared to 1997. Job gains were spread across a number of industries with particularly strong growth in business services (20,900) and in wholesale and retail trade (18,000).



    For the last decade, New Jersey's job growth has been concentrated in five clusters of economic activity - high technology, health, financial, entertainment and logistics. One of every three of the State's workers are in these sectors, and as a whole these sectors accounted for a 19% increase in employment over the past decade compared to a 4% employment growth for all other State industries.



    Personal income in New Jersey, spurred by strong labor markets, increased by 5.4% in 1998, a rate comparable to the national rate of increase. As a result, retail sales rose by an estimated 6.2%. Low inflation, now less than 2%, continues to benefit New Jersey consumers and businesses and low interest rates boost housing and consumer durable goods expenditures. Home building had its best year of the decade.



    Joblessness fell in terms of both its absolute level and its rate, and by the end of 1998, New Jersey's unemployment rate was at or below that of the nation.



    The outlook for 1999/2000 is for continued, although more moderate economic growth. Job gains in the State may be constrained at times by labor shortages in skilled technical areas, will be in the 50,000 range and personal income growth will slow to an average of 4.3%.



    Major caveats and uncertainties in the economic forecast for 1999/2000 have increased. The national conditions in energy, agriculture, and manufactured exports, particularly to Asian markets, are threats to the U.S. economy. However, these areas of economic activity are under-represented in New Jersey and hence the State has been able to avoid the immediate and direct effects of those problems.



    Other areas of concern include possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of leaner profits for U.S. corporations. In addition, the restructuring of major industries will continue spurred by the imperative of cost containment, globalization of competition and deregulation. Thus, 1999/2000 contains more risk than the recent past, but the momentum and measures of the State's economic health are favorable.



    The New Jersey outlook is based largely on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of New Jersey's workforce, and those maintaining a competitive business climate. Investment in each of these policy areas is seen as vital to maintaining the long-term health of the State's economy.


    Looking further ahead, prospects for New Jersey are favorable. While growth is likely to be slower than in the nation, the locational advantages that have served New Jersey well for many years will still be there. Structural changes that have been going on for years can be expected to continue, with job creation concentrated most heavily in the service industries.

    TORT, CONTRACT AND OTHER CLAIMS. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, ET. SEQ.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

    The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

    In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.


    At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, ET. SEQ.). An independent study estimated an aggregate potential exposure of $87,880,000 for tort and medical malpractice claims pending as of July 1, 1998. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.



    BUENA REGIONAL COMMERCIAL TOWNSHIP ET AL. V. NEW JERSEY DEPARTMENT OF EDUCATION ET AL. This lawsuit was filed in Superior Court, Chancery Division, Cumberland County. This lawsuit was filed December 9, 1997, on behalf of 17 rural school districts seeking the same type of relief as has been mandated to be provided to the poor urban school districts in ABBOTT V. BURKE. The plaintiffs requested a declaratory judgement stating that the chancery court retain jurisdiction, pending the remanding of the matter to the Commissioner of Education for a hearing. The petition was then amended to include three more rural districts for a total of 20. The State and plaintiffs entered into a consent order to transfer the matter to the Commissioner of Education for resolution. The chancery court did not retain jurisdiction. Once the matter was transferred to the Commissioner, plaintiffs moved to amend their pleadings and have done so three times. With each new pleading, the State has answered with a motion to dismiss. Decisions on the first two motions to dismiss were rendered moot by plaintiffs' filing of a subsequent amended pleading. There has been no decision on the last motion to dismiss filed. The State is unable at this time to estimate its exposure for this claim and intends to defend this suit vigorously.



    Similar complaints have been filed individually by the school districts of DOVER and PENNSVILLE. The matter concerning DOVER is presently pending before the Commissioner of Education and the parties are awaiting a decision on the State's motion to dismiss. PENNSVILLE is also pending before the Commissioner of Education. The State is unable, at this time, to estimate its exposure for these claims. The State intends to vigorously defend these matters.



    VERNER STUBAUS, ET AL. V. STATE OF NEW JERSEY, ET AL. Plaintiffs, 25 middle income school districts, have filed a complaint alleging that the State's system of funding for their schools is violative of the constitutional rights of equal protection and a thorough and efficient education. The complaint was filed April 20, 1998. On June 23, 1998, plaintiffs filed an amended complaint removing one and adding eighteen school district plaintiffs. The State defendants filed a motion to dismiss the amended complaint on September 18, 1998. The motion was argued on January 29, 1999 and the court reserved its decision. The State will vigorously defend this matter. The State is unable, at this time, to estimate its exposure for these claims.



    UNITED HOSPITALS ET AL. V. STATE OF NEW JERSEY AND WILLIAM WALDMAN. These cases represent challenges by 19 State hospitals to Medicaid hospital reimbursement since 1995. The matters were filed in the Appellate Division of the Superior Court of New Jersey. The hospitals challenge all of the following:
(i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State's reimbursement regulations, N.J.A.C. 10:52-1 ET SEQ., including the regulations' interpretation of marginal loss are arbitrary, capricious and unreasonable, (iii) whether the Department of Human Services ("DHS") incorrectly calculated the rates; (iv) whether DHS denied hospitals a meaningful appeal process; (v) whether the 1996-7 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the

Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates since 1995. The State intends to vigourously defend these actions.



    ABBOTT DISTRICTS, EARLY CHILDHOOD PLAN APPEALS. Abbott districts, in furtherance of the Court's decision in ABBOTT V. BURKE and DOE regulations, have developed operational plans for the provision of early childhood programs. In February of 1999, the Department of Education informed each of the districts of the Department's concerns regarding each district's plan, and asked that amended plans be submitted to the Department. The Abbott districts have filed individual petitions of appeal with the Commissioner. Issues on appeal include the quality of community care providers, the requirement that districts collaborate with DHS-licensed facilities, the use of certificated teachers, requests for full day preschool, accreditation of early childhood programs, and as-applied constitutional challenges to N.J.A.C. 6:19A-1 ET SEQ. In response to the filed petitions, the State has filed answers or motions in lieu of answers. The matters are being transmitted to the Office of Administrative Law for further proceedings. To date, thirteen districts have filed petitions. Additionally, the Education Law Center has filed petitions on behalf of students in each of the three State-operated school districts of Newark, Jersey City and Paterson and on behalf of the students of West New York. The State is unable to estimate its exposure for these claims and intends to defend the suits vigorously.



    UNITED HEALTHCARE SYSTEM, INC. V. FISHMAN AND GUHL. This Chapter 11 case commenced two years ago when United Hospital closed. Through the adversary complaint, United seeks to expunge proofs of claim filed in the Chapter 11 case in 1997 by the Department of Health and Senior Services and the Department of Human Services. United moreover asserts claims for turnover of the property of the debtor's estate and declaratory relief. United wants the bankruptcy court to take jurisdiction of and decide Medicaid reimbursement matters pending in New Jersey state administrative proceedings or on appeal in the New Jersey appellate courts. The pending Medicaid matters have an alleged potential exposure of approximately $90 million. United also seeks turnover of monies collected by the Department of Health and Senior Services pursuant to a statutory charge of a $10 per adjusted hospital admission in 1995-97 and an assessment of .53% of annual hospital operating revenue in 1994-97. The State has filed a motion to dismiss. The State intends to vigorously defend this action and also to oppose federal bankruptcy court jurisdiction.


    Currently, the State's general obligation bonds are rated AA+ by Standard & Poor's, Aa1 by Moody's and AA+ by Fitch IBCA. From time to time agencies may change their ratings.

                                   APPENDIX G

                 ECONOMIC AND FINANCIAL CONDITIONS IN NEW YORK

    THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF NEW YORK CITY (THE "CITY") OR NEW YORK STATE (THE "STATE" OR "NEW YORK"). OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE OF THE MOST RECENT PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF STATE ISSUERS, HOWEVER, IT HAS NOT BEEN UPDATED. THE FUND HAS NOT INDEPENDENTLY VERIFIED THIS INFORMATION.

    The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

NEW YORK CITY

    GENERAL. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City's current financial plan assumes that, after strong growth in 1998-1999, moderate economic growth will exist through calendar year 2003, with moderate job growth and wage increases.


    For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"), after discretionary and other transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.



    Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2000 through 2003 fiscal years (the "2000-2003 Financial Plan", "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.



    CITY'S FINANCING PROGRAM. Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 1999 through 2003 contemplates the issuance of $10.091 billion of general obligation bonds, $5.340 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") and $2.8 billion of bonds to be issued by the Tobacco Settlement Asset Securitization Corporation ("TSASC") and paid from revenues received pursuant to a settlement of litigation with the four leading cigarette companies. The Transitional Finance Authority and TSASC were created to assist the City in financing its capital program while keeping City indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In 1997, the State enacted the New York City Transitional Finance Authority Act (the "Finance Authority Act"), which created the Transitional Finance Authority. In a challenge to the constitutionality of the Finance Authority Act, the State trial court, by summary judgment on November 25, 1997, held the Finance Authority Act to be constitutional. On July 30, 1998, the State Appellate Division affirmed the trial court's decision. Plaintiffs filed a notice of appeal with the State's Court of Appeals for an appeal as of right of the Appellate Division order. The appeal as of right was dismissed on September 22, 1998. Plaintiffs subsequently filed a motion for leave to appeal with the Court of Appeals, which motion was denied on December 22, 1998. In March 1999, plaintiffs filed a petition for a writ of certiorari to the United States Supreme Court.


    Without additional borrowing capacity, under current projections the City would reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000. If TSASC is not able to issue

$2.8 billion of bonds, the City will need to find another source of financing or substantially curtail or halt its capital program. Even with the ability to issue $2.8 billion in bonds by TSASC, the City expects that it will be required to postpone a substantial part of its capital program from the latter part of fiscal year 2001 to fiscal year 2002. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements (See "SEASONAL FINANCING REQUIREMENTS" within). The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority and other bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, as well as Water Authority, Transitional Finance Authority and TSASC bonds.



    1998 FISCAL YEAR. For the 1998 fiscal year, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1998 fiscal year is the eighteenth year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.



    1999 MODIFICATION AND 2000-2003 FINANCIAL PLAN. The most recent quarterly modification to the City's financial plan for the 1999 fiscal year (July 1, 1998-June 30, 1999) submitted to the New York State Financial Control Board (the "Control Board') on June 14, 1999 (the "1999 Modification"), projects a balanced budget in accordance with GAAP for the 1999 fiscal year.



    On June 14, 1999, the City released the Financial Plan for the 2000 through 2003 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP, and project gaps of $1.8 billion, $1.9 billion and $1.8 billion for fiscal years 2001 through 2003, respectively.



    The 1999 Modification and the 2000-2003 Financial Plan includes a proposed discretionary transfer in the 1999 fiscal year of $2.6 billion to pay debt service due in fiscal year 2000, for budget stabilization purposes, a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $429 million, and a proposed discretionary transfer in fiscal year 2001 to pay debt service due in fiscal year 2002 totaling $345 million.



    In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2000 fiscal year and to reduce projected gaps for fiscal year 2001 through 2003 which include additional (i) City agency actions, (ii) Federal revenue sharing and Medicaid and (iii) State actions including Medicaid cost containment initiatives. The Financial Plan also reflects a proposed tax reduction program, which includes the elimination of the City's non-residents earning tax, the proposed extension of current tax reductions for owners of cooperative and condominium apartments and a proposed income tax credit for low income wage earners.



    ASSUMPTIONS. The 2000-2003 Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and modest employment growth and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The 2000-2003 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2003 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation (the "HHC"), the Board of Education (the "BOE") and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.


    The Financial Plan assumes; (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $572 million, $585 million, $600 million and $638 million in the 2000 through 2003 fiscal years, respectively; (ii) collection of projected rent payments for the City's airports, totaling $365 million, $185 million and $155 million in the 2001 through 2003 fiscal years, respectively, a substantial portion of which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal action; (iii) State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan; and (iv) receipt of the tobacco settlement funds providing revenues or expenditure offsets in annual amounts ranging between $250 million and $300 million.


    MUNICIPAL UNIONS. The Financial Plan reflects the costs of the settlements and arbitration awards with certain municipal unions and other bargaining units, which together represent approximately 98% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees, as reflected in the Financial Plan, would total $1.2 billion in the 1999 fiscal year and exceed $2 billion thereafter. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

    INTERGOVERNMENTAL AID. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

    YEAR 2000 COMPUTER MATTERS. The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as the year 1900, resulting in possible system failures or miscalculations. In November 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the efforts of City agencies, review plans and oversee implementation of year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting, budgeting and payroll systems, identified the potential impact of the year 2000 on these systems, and developed a plan to replace these systems with a new system which is expected to be year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other mission-critical and high priority computer systems in connection with making them year 2000 compliant, and the City's agencies have developed and begun to implement both strategic and operational plans for non-compliant application systems. In addition, the City Comptroller is conducting audits of the progress of City agencies in achieving year 2000 compliance. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.

    The Mayor's Office of Operations has stated that work has been completed, and all or part of the necessary testing has been performed, on approximately 69% (current as of June 18, 1999) of the mission-critical and high priority systems of Mayoral agencies. The City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is in the process of developing contingency plans for all mission-critical and high priority systems of Mayoral agencies, if such systems are not year 2000 compliant by pre-determined dates. The City is also in the process of contacting its significant third party vendors regarding the status of their compliance. Such compliance is not within the City's control, and therefore the City cannot assure that there will not be any adverse effects on the City resulting from any failure of these third parties.


    CERTAIN REPORTS. The City's financial plans have been the subject of extensive public comment and criticism. From time to time, the Control Board staff, the Office of the State Deputy Comptroller (the "OSDC"), the City Comptroller, the City's Independent Budget Office (the "IBO") and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.


    On May 24, 1999, the City Comptroller issued a report on the City's financial plan as previously updated in April 1999 (the "April Financial Plan"). With respect to the 1999 fiscal year, the report identified a possible surplus of $94 million, after $2.1 billion of discretionary transfers and subsidy payments assumed in the April Financial Plan, due to the possibility of higher than forecasted tax revenues. In addition, taking into account the risks and additional resources identified in the report and the budget gaps projeted in the April Financial Plan, the report projected budget gaps of between $1.8 billion and $3.0 billion, $1.8 billion and $3.1 billion, and $2.0 billion and $3.6 billion in fiscal years 2001 through 2003, respectively.



    With respect to fiscal years 2000 through 2003, the report identified baseline risks of between $698 million and $873 million, $1.0 billion and $2.2 billion, $978 million and $2.2 billion, and $1.1 billion and $2.7 billion, respectively, depending upon whether the State approves the extension of the 14% personal income tax surcharge and whether the City incurs additional labor costs as a result of the expiration of labor contracts starting in fiscal year 2001 which, if settled at the current forecast level of inflation, would result in additional costs totaling $345 million in fiscal year 2001, $713 million in fiscal year 2002 and $1.1 billion in fiscal year 2003. Additional risks identified in the report for fiscal years 2000 through 2003 include the revenues from the nonresident earnings tax, which the State Legislature has voted to repeal, at a potential cost to the City of between $360 million and $398 million annually starting in fiscal year 2000; assumed payments from the Port Authority relating to the City's claim for back rentals, which are the subject of arbitration, State and Federal gap-closing actions proposed in the April Financial Plan; possible increased overtime expenditures, the sale of the New York City Coliseum in fiscal year 2001; and the write-down of outstanding education aid receivables of approximately $100 million in each of fiscal years 2002 and 2003. The report noted that these risks may be offset by additional resources of approximately $900 million in each of fiscal years 2000 through 2002 and approximately $800 million in fiscal year 2003. The report further noted that expenditure growth continued to exceed revenue growth, and that deficits could increase if the economy deteriorates. In addition, the report noted that HHC faces a number of uncertainties that may have a negative impact on its long-term viability, including proposed State and Federal reductions to both Medicaid and Medicare and a significant decline in patient utilization. The decline in utilization has been primarily reflected in Medicaid revenue which accounts for approximately 50% of HHC's total revenues, and which has been adversely affected by a smaller welfare population, local welfare cost containment initiatives and greater competition for Medicaid funds among area hospitals. The report also indicated that a possible negotiated settlement of a class action, filed on behalf of approximately 63,000 persons challenging the Department of Corrections policy of strip searching detainees arrested for non-felony offenses, may expose the City to substantial costs from the settlement of litigation.


    On August 25, 1998, the City Comptroller issued a report reviewing the current condition of the City's major physical assets and the capital expenditures required to bring them to a state of good repair. The report's findings relate only to current infrastructure and do not address future capacity or technology needs. The report estimated that the expenditure of approximately $91.83 billion would be required over the next decade to bring the City's infrastructure to a systematic state of good repair and address new capital needs already identified. The report stated that the City's current Ten-Year Capital Strategy, together with funding received from other sources, is projected to provide approximately $52.08 billion. The report noted that the City's ability to meet all capital obligations is limited by law, as well as funding capacity, and that the issue for the City is how best to set priorities and manage limited resources.


    On May 20, 1999, the staff of the OSDC issued a report on the City's Executive Budget for fiscal year 2000. The report notes that tax revenues are likely to be higher than forecast by the City for fiscal years 1999 and 2000 by a total of $275 million, which may be needed to offset potential budget risks, such as a possible delay in the receipt of the proceeds from the tobacco settlement and shortfalls in Federal and State gap-closing aid assumed in the April Financial Plan. With respect to the subsequent fiscal years in the April Financial Plan, the report noted that, while the budget gaps have been reduced to about $1.7 billion annually, they make no provision for wage increases after the expiration of current contracts which, at the projected rate of inflation, would increase costs by more than $1 billion by fiscal year 2003.



    In addition, the report noted that it is anticipated that an independent actuarial consulting firm reviewing the assumptions and methodologies to compute City pension contributions will issue its report and will recommend changes, such as a reduction in the pension fund investment earnings assumption. These changes, in addition to those that the City Actuary may recommend, could cost in excess of $500 million annually. In addition, the report noted that legislation is under consideration that would increase retirement benefits for certain City employees. Finally, the report noted that the City remains vulnerable to an economic downturn which could result in a significant shortfall in projected non-property tax revenues and higher pension fund contributions and public assistance costs.



    On May 27, 1999, the staff of the Control Board issued a report on the April Financial Plan. The report noted that the City will end the 1999 fiscal year with a substantial surplus and that the budget proposed by the Mayor for fiscal year 2000 also appears to be balanced. However, the report noted that the lack of a State budget leaves uncertainties as to the amount of intergovernmental aid which will be available to the City in fiscal year 2000, and that the proposed elimination by the State of the City's nonresident earnings tax will require the City to make appropriate adjustments to its revenue and expenditure forecasts. The report further noted that large gaps still exist in subsequent fiscal years of the April Financial Plan, even before accounting for known risks such as the impact of future collective bargaining negotiations. Finally, the report noted that the City's business and personal income taxes are particularly susceptible to the vagaries of the financial markets and, if the economy falters, the City will likely experience a decline in revenues and an increase in social service costs which will increase the out-year gaps in the April Financial Plan.



    On May 14, 1999, the IBO released a report providing its analysis of the April Financial Plan. The report estimated a potential surplus of $356 million in fiscal year 2000 and potential gaps of $2.3 billion, $3.0 billion and $3.1 billion for fiscal years 2001 through 2003, respectively, which reflect, among other things, salary increases for City employees totaling $232 million, $607 million and $1.0 billion in fiscal years 2001 through 2003, respectively, which are not included in the April Financial Plan. Uncertainties identified in the report include Federal and State gap-closing actions assumed in the April Financial Plan relating to Medicaid assistance or cost containment, State tort reform legislation and State funding for low income uninsured disabled children. The report noted that, while the strength of the local economy is helping the City solve many of its near term budget problems, persistently large projected out-year gaps remain a major concern for the City, and even a modest slackening of the growth forecast for the next four years could increase projected budget gaps.



    SEASONAL FINANCING REQUIREMENTS. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $500 million of short-term obligations in the 1999 fiscal year to finance the City's cash flow needs for the 1999 fiscal year. The City issued $1.075 billion in short-term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.



    RATINGS. As of June 18, 1999, Moody's rated the City's outstanding general obligation bonds A3, Standard & Poor's rated such bonds A- and Fitch rated such bonds A. In July 1995, Standard & Poor's revised downwards its ratings on outstanding general obligation bonds of the City from A- to BBB+. In July 1998, Standard & Poor's revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. On March 8, 1999, Fitch revised its rating of City bonds upward to A. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.



    OUTSTANDING INDEBTEDNESS. As of March 31, 1999, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $26.8 and $3.2 billion of outstanding net long-term debt. As of May 19, 1999, the Water Authority had approximately $8.7 billion aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and a $600 million commercial paper program.


    WATER, SEWER AND WASTE. Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which were planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion.


    Legislation has been passed by the State which prohibits the disposal of solid waste in any landfill located within the City after December 31, 2001. The Financial Plan includes the estimated costs of phasing out the use of landfills located within the City. A suit has been commenced against the City by private individuals under the Resource Conservation and Recovery Act seeking to compel the City to take certain measures or, alternatively, to close the Fresh Kills landfill. If as a result of such litigation, the City is required to close the landfill earlier than required by State legislation, the City could incur additional costs during the Financial Plan period. Pursuant to court order, the City is currently required to recycle 2,100 tons per day of solid waste and is required to recycle 3,400 tons per day by July 1999 and 4,250 tons per day by July 2001. The City as of June 18, 1999 is recycling slightly over 2,100 tons per day of solid waste. The City may seek to obtain amendments to Local Law No. 19 to modify this requirement. If the City is unable to obtain such amendments and is required to fully implement Local Law No. 19, the City may incur substantial costs.

    LITIGATION. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1998, the City estimated its potential future liability on account of outstanding claims amounted to approximately $3.5 billion.

NEW YORK STATE

    CURRENT ECONOMIC OUTLOOK. The State's 1999-2000 Executive Budget (discussed below) contains forecasts of the national and State economies which are summarized as follows. Economic growth for the nation during both 1999 and 2000 is expected to be slower than it was during 1998. The State Division of the Budget projects real Gross Domestic Product ("GDP") growth of 2.4 percent in 1999, below the 1998 growth rate of 3.7 percent. In 2000, real GDP growth is expected to continue at a similar pace, increasing by 2.3 percent. For the State economy, continued growth is projected in 1999 and 2000 for employment, wages and personal income, although the growth is expected to moderate from the 1998 pace. However, a continuation of international financial and economic turmoil may result in a sharper slowdown than projected.

    Overall employment growth in the State is anticipated to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the manufacturing, health care, social service, and banking sectors.

    Overall employment growth is projected to have been 1.9 percent in 1998, but is expected to drop to 1.2 percent in 1999 and to 1.0 percent in 2000. On the national level, employment growth is projected to have been 2.6 percent for 1998 and is projected to be 2.0 percent and 1.5 percent for 1999 and 2000, respectively.

    On an average annual basis, the State unemployment rate is projected to drop from 5.7 percent in 1998 to 5.5 percent for each of 1999 and 2000. For the nation as a whole, the unemployment rate is projected to have been 4.5 percent for 1998, and is projected to be 4.7 percent in 1999 and 4.9 percent in 2000.


    Personal income in the State is estimated to have grown by 4.9 percent in 1998, fueled in part by a continued large increase in financial sector bonus payments at the beginning of the year, and is projected to grow by 4.2 percent in 1999 and 4.0 percent in 2000. For the nation, personal income is estimated to have grown by 5.0 percent in 1998, and is projected to grow by 4.5 percent and
4.3 percent, respectively, for 1999 and 2000. Increases in bonus payments in 1999 and 2000 are projected to be modest, a distinct shift from the rate of the last few years.


    CONSENSUS ECONOMIC AND REVENUE FORECASTING PROCESS. On March 10, 1999, the State Legislature and the Governor conducted a consensus economic and revenue forecasting process as required under State law. The forecast for income growth in 1999-2000 was increased modestly to 3.3 percent, consistent with an economic outlook of continued but slower growth in the State's economy and moderate inflation. The higher growth rates for the nation and State in the revised outlook are expected to result in short- and long-term interest rates at somewhat higher levels than had been anticipated previously. The State Division of the Budget revised its estimate of receipts for the 1999-2000 fiscal year to include an additional $150 million in receipts.


    THE 1999-2000 FISCAL YEAR (EXECUTIVE BUDGET FORECAST). The State as of its May 10, 1999 Annual Information Statement Supplement had not adopted a budget for the 1999-2000 fiscal year. The State, however, has enacted debt service appropriations for State-supported, contingent contractual, and certain other obligations for the entire 1999-2000 fiscal year. Legislation extending certain revenue-raising authority on an interim basis and making interim appropriations for State personal service costs, various grants to local governments, and certain other items was submitted by the Governor and enacted by the State Legislature through May 23, 1999. In prior years, the State has enacted interim appropriations to continue its operations until a budget was enacted by the Legislature.



    The Governor presented his 1999-2000 Executive Budget to the Legislature on January 27, 1999, which was subsequently amended by the Governor on February 12, 1999 (the "Executive Budget"). The Executive Budget contains financial projections for the State's 1998-1999 through 2001-2002 fiscal years, and a proposed Capital Program and Financing Plan for the 1999-2000 through 2003-2004 fiscal years. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget.


    The proposed 1999-2000 State Financial Plan, which reflects the Executive Budget, is projected to have receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from the 1998-1999 fiscal year to the 1999-2000 fiscal year. General Fund receipts, including transfers from other funds, are projected to be $38.81 billion, an increase of approximately $2 billion (5.5%) over estimated receipts in the 1998-1999 fiscal year. General Fund disbursements, including transfers to other funds, are projected to grow by 1.4 percent to approximately $37.14 billion, an increase of approximately $528 million over the 1998-1999 fiscal year. The State is projected to close the 1999-2000 fiscal year with a balance in the General Fund of approximately $2.47 billion.

    RECEIPTS. The forecast of General Fund receipts in fiscal year 1999-2000 reflects the next stage of the School Tax Relief (STAR) property tax reduction program, as well as the continuing impact of earlier tax reductions. In addition, the Executive Budget reflects several new tax reduction proposals that are projected to have only a modest impact on receipts in 1999-2000 and 2000-2001, but are expected to reduce receipts by approximately $1 billion annually when fully phased in at the end of the 2003-2004 fiscal year.

    The largest new tax cut proposals call for further reductions in the personal income tax to benefit middle income taxpayers. These proposals concern increasing the income threshold where the top tax rate applies and increasing the value of the dependent exemption. In addition the Executive Budget includes several other targeted tax cut proposals, including: reducing certain energy taxes; lowering the alternative minimum tax on corporations; extending the business tax rate reductions previously enacted for general corporations to banks and insurance companies as well as other proposals.

    Personal income tax collections for the 1999-2000 fiscal year are projected to reach approximately $22.88 billion, an increase of approximately 13.8 percent over 1998-1999. This increase is due in part to refund reserve transactions which serve to increase reported 1999-2000 personal income tax receipts. Growth in 1999-2000 personal income tax receipts is partially offset by the diversion of such receipts into the School Tax Relief Fund, which finances the STAR tax reduction program.

    User tax and fees are projected at $7.17 billion in 1999-2000, a decrease of approximately one percent from the 1998-1999 fiscal year. The decline in this category reflects the incremental impact of already-enacted tax reductions, and the diversion of additional motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund.

    Business tax receipts are expected to total approximately $4.56 billion in 1999-2000, approximately five percent below 1998-1999 results. The impact of tax reductions scheduled in law, as well as slower growth in the underlying tax base, explain this decline.

    Receipts from other taxes, which are comprised primarily of receipts from estate and gift taxes and pari-mutuel taxes on wagering, are expected to decline to $990 million, approximately 11.9 percent in 1999-2000. The ongoing effect of tax cuts already in law is the main reason for the decline.

    Miscellaneous receipts are expected to total approximately $1.28 billion in the 1999-2000 fiscal year, a decline of approximately 17.3 percent from the 1998-1999 fiscal year. Miscellaneous receipts include license revenues, income from fees and fines, abandoned property proceeds, investment income, and a portion of the assessments levied on medical providers.

    NON-RECURRING RESOURCES. The State Division of the Budget projects that the proposed 1999-2000 Financial Plan contains only $33 million in non-recurring resources, or less than one-tenth of one percent of General Fund disbursements.

    DISBURSEMENTS. Grants to Local Governments constitute approximately 67 percent of all General Fund spending, and include payments to local governments, non-profit providers and entitlement benefits to individuals. It is projected to be approximately $24.84 billion for the 1999-2000 fiscal year, a decrease of approximately 0.2 percent from the level for the 1998-1999 fiscal year. Since 1994-1995, State spending on welfare has fallen approximately 32 percent, driven by significant welfare changes initiated at the State and federal levels and a large, steady decline in the number of people receiving benefits. Several trends have contributed to falling caseloads, including the State's strong economic performance over the past three years; State, federal and local welfare-to-work initiatives that have expanded training and support services to assist recipients in becoming self-sufficient; tightened eligibility review for applicants; and aggressive fraud prevention measures.

    State Operations reflects the costs of running the Executive, Legislative and Judicial branches of government. It is projected to be approximately $6.89 billion for the 1999-2000 fiscal year. Spending in this category is projected to increase approximately 3.7 percent above 1998-1999 and reflects the annualized costs of 1998-1999 collective bargaining agreements, the decline in federal receipts that offset General Fund spending for mental hygiene programs, the costs of staffing a new State prison, and growth in the Legislative and Judiciary budgets. The State's overall workforce is projected to remain stable at approximately 191,200 persons.

    General State Charges accounts primarily for the costs of providing fringe benefits for State employees, including contributions to pension systems, the employer's share of social security contributions, employer contributions toward the cost of health insurance, and the costs of providing worker's compensation and unemployment insurance benefits. This category also reflects certain fixed costs such as payments in lieu of taxes and payments of judgments against the State or its public officials. It is projected to be approximately $2.32 billion for the 1999-2000 fiscal year, an increase of 1.4 percent over the level for the 1998-1999 fiscal year.

    Transfers to Other Funds from the General Fund are made primarily to finance certain portions of State capital projects spending and debt service on long-term bonds where these costs are not funded from other sources. This is projected to be approximately $3.08 billion for the 1999-2000 fiscal year, an increase of 10.8 percent over the level for the 1998-1999 fiscal year.

    THE 1998-1999 FISCAL YEAR (UNAUDITED RESULTS). The State ended its 1998-1999 fiscal year on March 31, 1999 in balance on a cash basis, with a reported General Fund cash balance of $892 million. Previously the State had projected a potential budget imbalance of up to $1.68 billion for the 1998-1999 fiscal year. (The General Fund is the principal operating fund of the State. It is the State's largest fund and receives almost all State taxes. In the State's 1998-1999 fiscal year, the General Fund is expected to have accounted for approximately seventy percent of total State Funds disbursements.). The closing General Fund balance does not include $2.31 billion that the State deposited into the tax refund reserve at the close of the 1998-1999 fiscal year to pay for tax refunds in the 1999-2000 fiscal year. The refund reserve transaction has the effect of decreasing reported personal income tax receipts in the 1998-1999 fiscal year, while increasing reported receipts in the 1999-2000 fiscal year. The proposed 1999-2000 State Financial Plan assumes that $1.79 billion of the moneys made available through this transaction will not be used to support operations in the 1999-2000 fiscal year, but instead be reserved for use in 2000-2001 and 2001-2002 to offset the incremental loss of tax receipts from already-enacted tax cuts that will take effect in those years.

    General Fund receipts and transfers from other funds for the 1998-1999 fiscal year totaled $36.74 billion, an increase of 6.34 percent from 1997-1998 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-1999 fiscal year, an increase of 6.23 percent from the 1997-1998 levels. Disbursements in All Governmental Funds for the 1998-1999 fiscal year totaled $70.62 billion, or 6.94 percent above the 1997-1998 fiscal year.

    FUTURE FISCAL YEARS. The State Division of the Budget projects budget gaps of approximately $1.14 billion in the 2000-2001 fiscal year and $2.07 billion in the 2001-2002 fiscal year. These gaps were projected after assuming that the State Legislature will enact the 1999-2000 Executive Budget and accompanying legislation in its entirety. Both houses of the State Legislature have adopted budget resolutions which provide an outline of their intended spending and revenue changes to the Executive Budget. The State's Division of the Budget's analysis of these resolutions indicates that, if enacted, they would increase the size of the State's future budget gaps. Each gap is projected after also assuming $500 million in unspecified annual spending efficiencies, which is comparable to the Governor's Executive Budget assumptions in previous fiscal years. The proposed 1999-2000 Financial Plan also assumes the use of $1.79 billion in reserves to offset the incremental loss in tax receipts resulting from previously enacted and proposed tax reductions. The proposed 1999-2000 Financial Plan currently assumes that $589 million of the reserve will be applied in the 2000-2001 fiscal year, with the remaining $1.2 billion used in the 2001-2002 fiscal year.

    The Civil Service Employees Association (CSEA) failed to ratify a tentative agreement with the State on a new four-year labor contract. While the proposed 1999-2000 Financial Plan has reserved $100 million for possible collective bargaining costs, no similar reserves are contained in the current out-year projections of receipts and disbursements to cover the recurring costs of any possible new agreements. The State is continuing negotiations with CSEA and other unions representing State employees.

    Future Financial Plans are also likely to count on savings from efficiencies, workforce management efforts, aggressive efforts to maximize federal and other non-General Fund resources, and other efforts to control State spending. Nearly all the actions proposed by the Governor to balance the proposed 1999-2000 Financial Plan recur and grow in value in future years. The State Division of the Budget projects that, if the projected budget gap for 2000-2001 is closed with recurring actions, the 2001-2002 budget gap would be reduced to $963 million under projections current as of February 9, 1999. The Governor is required by law to propose a balanced budget each year and will propose steps necessary to address any potential remaining budget gaps in subsequent budgets.

    General Fund receipts are projected to fall to approximately $35.99 billion in 2000-2001 reflecting the incremental impact of already enacted tax reductions, the impact of prior tax refund reserve transactions and the earmarking of receipts for dedicated highway purposes. Receipts are projected to grow modestly to approximately $36.20 billion in the 2001-2002 fiscal year, again reflecting the impact of enacted tax cuts on normal receipts growth, as well as the incremental impact of tax reductions recommended with the Executive Budget.

    The State currently projects spending to grow by approximately $1.09 billion (2.9 percent) in 2000-2001 and an approximately additional $1.8 billion (4.7 percent) in 2001-2002. General Fund spending increases at a higher rate in 2001-2002 than in 2000-2001, driven primarily by higher growth rates for

Medicaid, welfare, Children and Families Services, and Mental Retardation, as well as the loss of federal money that offsets General Fund spending. Local assistance spending accounts for most of the projected growth in General Fund spending in the outyears, increasing by approximately $1.04 billion in 2000-2001 and approximately $1.46 billion in 2001-2002. School aid, which accounts for the largest share of General Fund spending, is projected to grow by approximately $612 million (6.1 percent) in 2000-2001 and $578 million (5.5 percent) in 2001-2002.

    GAAP-BASIS RESULTS. On March 31, 1998, the State recorded on a GAAP-basis, its first-ever accumulated positive balance in its General Fund. This accumulated surplus was $567 million. This compares to accumulated deficits of $995 million and $2.928 billion for the fiscal years ended March 31, 1997 and March 31, 1996, respectively. The State's GAAP projections indicate that the State will have accumulated positive General Fund balances of $1.019 billion and $616 million, respectively, for the fiscal year ended March 31, 1999 and the fiscal year ending March 31, 2000.


    The State reported a General Fund operating surplus of $1.56 billion for the 1997-1998 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-1997 fiscal year. The General Fund operating surplus is projected to decline to $452 million for the fiscal year ended March 31, 1999. A General Fund operating deficit of $507 million is projected for the fiscal year ending March 31, 2000.


    SPECIAL CONSIDERATIONS. According to the State Division of the Budget, over the long-term uncertainties with regard to the economy present the largest potential risk to budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion underway. The securities industry is more important to the New York economy than the national economy, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the State's forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected. Finally a "forecast error" of one percentage point in the growth of receipts could cumulatively raise or lower results by over $1 billion by 2002.

    The fiscal effects of tax reductions adopted in the last several fiscal years and those proposed by the Governor in the Executive Budget are projected to grow more substantially beyond the 1999-2000 fiscal year. The incremental annual cost of enacted or proposed tax reductions is estimated to peak at $2.1 billion in 2000-2001, then gradually decline to about $1 billion in 2003-2004.

    Owing to these and other factors, the State may fact substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

    YEAR 2000 COMPUTER MATTERS. New York State is currently addressing "Year 2000" ("Y2K") data processing compliance issues. Since its inception, the computer industry has used a two-digit date convention to represent the year. In the year 2000, the date field will contain "00" and, as a result, many computer systems and equipment may not be able to process dates properly or may fail since they may not be able to distinguish between the years 1900 and 2000. The Y2K issue not only affects computer programs, but also the hardware, software and networks on which they operate. In addition, any system or equipment that is dependent on an embedded chip, such as telecommunication equipment and security systems, may also be adversely affected.

    In April 1999 the State Comptroller released an audit on the State's Y2K compliance. The audit, which reviewed the State's Y2K compliance activities through October 1998, found that the State had made progress in achieving Y2K compliance, but needed to improve its activities in several areas, including data interchanges and contingency planning.

    The Office for Technology ("OFT") will continue monitoring compliance progress for the State's mission-critical and high-priority systems and is reporting compliance progress to the Governor's office on a quarterly basis. Mission-critical systems are those that may impact the public health, safety and welfare of the State and its citizens, and for which failure could have a material and adverse impact on State operations. High-priority systems are critical for a State agency to fulfill its mission or deliver services. OFT reported that as of March 31, 1999, the State had completed 97 percent of overall compliance efforts for its mission-critical systems; 38 systems are now Y2K compliant. As of March 31, 1999, the State had completed 80 percent of overall compliance efforts on the high-priority systems; 208 systems are now Y2K compliant. Compliance testing is expected to be completed by the end of calendar year 1999. The State is also procuring independent validation and verification services from a qualified vendor to perform an automated review of corrected programming code and a testing process review for all mission-critical systems.


    The State is also addressing a number of other issues related to bringing its mission-critical systems into compliance, including: testing throughout 1999 of over 800 data exchange interfaces with federal, State, local and private data partners; completing an inventory of priority equipment and systems that may depend on embedded chips and may therefore need remediation in 1999; and contacting critical vendors and supply partners to obtain Y2K compliance status information and assurances. Since problems could be identified during the compliance testing phase that could produce compliance delays, the State agencies were required to complete contingency plans for priority systems and business processes by the first quarter of calendar year 1999. OFT, as of the second quarter of calendar year 1999, has been reviewing the status of agency contingency planning during the first quarter. The agency plans were scheduled to be tested throughout the second quarter of calendar year 1999 and integrated into the State Emergency Response Plan and coordinated by the State Emergency Management Office. In addition, the State Public Service Commission has ordered that all State-regulated utilities complete Y2K activities for mission-critical systems, including contingency plans, by July 1, 1999 and is requiring utilities to provide monthly progress reports. The State has also been working with local governments since December 1996 to raise awareness, promote action and provide assistance with Y2K compliance.


    While the State is taking what it believes to be appropriate action to address Y2K compliance, there can be no guarantee that all of the State's systems and equipment will be Y2K compliant and that there will not be an adverse impact upon State operations or finances as a result. Since Y2K compliance by outside parties is beyond the State's control to remediate, the failure of outside parties to achieve Y2K compliance could have an adverse impact on State operations or finances as well.

    PRIOR FISCAL YEARS (CASH BASIS). The State ended its 1997-1998 fiscal year balanced on a cash basis, with a reported General Fund cash surplus of $2.04 billion resulting from revenue growth and lower spending on welfare, Medicaid, and other entitlement programs. General Fund receipts and transfers from other funds for the 1997-1998 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over the 1996-1997 fiscal year. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent. The State closed a budget gap of approximately $2.3 billion for the 1997-1998 fiscal year. Gap-closing actions included cost containment in State Medicaid, the use of the $1.4 billion 1996-1997 fiscal year budget surplus to finance 1997-1998 fiscal year spending, control on State agency spending and other actions.

    The State ended its 1996-1997 fiscal year balanced on a cash basis, with a 1996-1997 General Fund cash surplus as reported by the State Division of the Budget of approximately $1.4 billion that was used to finance the 1997-1998 Financial Plan. The surplus resulted primarily from higher-than-expected revenues and lower-than-expected spending for social service programs. General Fund receipts and transfers from other funds for the 1996-1997 fiscal year totaled $33.04 billion, an increase of
0.7 percent from the 1995-1996 fiscal year (excluding deposits into the tax refund reserve account). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-1997 fiscal year, an increase of 0.7 percent from the 1995-1996 fiscal year.

    The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. General Fund receipts and transfers from other funds totaled $32.81 billion, a decrease of 1.1 percent from the 1994-1995 levels. General Fund disbursements and transfers to other funds totaled $32.68 billion for the 1995-1996 fiscal year, a decrease of 2.2 percent from the 1994-1995 levels. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.

    The State ended its 1994-1995 fiscal year with the General Fund in balance. General Fund receipts and transfers from other funds totaled $33.16 billion, an increase of 2.9 percent from the 1993-1994 levels. General Fund disbursements and transfers to other funds totaled $33.40 billion, an increase of 4.7 percent from the 1993-1994 levels.

    LOCAL GOVERNMENT ASSISTANCE CORPORATION. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing. Provisions prohibiting the State from returning to a reliance upon cash flow manipulation to balance its budget will remain in bond covenants until the LGAC bonds are retired.

    FINANCING ACTIVITIES. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.

    As of March 31, 1998, the total amount of outstanding general obligation debt was approximately $5.033 billion, including $293.6 million in bond anticipation notes. The total amount of moral obligation debt was approximately $1.390 billion (down from $3.272 billion as of March 31, 1997), and $24.015 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

    For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financing, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

    The total amount of State-supported debt outstanding grew from 3.4 percent of personal income in the State in the 1988-1989 fiscal year to 6.1 percent for the 1997-1998 fiscal year while State-related debt outstanding declined from 6.8 percent to 6.6 percent of personal income for the same period. Thus, State-supported debt grew at a faster rate than personal income while State-related obligations grew at a slower rate. At the end of the 1997-1998 fiscal year, there was $37 billion of outstanding State-related debt and $34.25 billion of outstanding State-supported debt.

    PUBLIC AUTHORITIES. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurring of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of December 31, 1997, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $84 billion, up from $75.4 billion as of September 30, 1996. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected if any of its public authorities were to default in their respective obligations.


    RATINGS. As of June 15, 1999, Moody's and Standard & Poor's rated the State's outstanding general obligation bonds A2 and A, respectively. Standard & Poor's revised its ratings upward from A- to A on August 28, 1997. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings may have an effect on the market price of the New York Municipal Bonds in which the Fund invests.


    LITIGATION. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. In its audited financial statements for the fiscal year ended March 31, 1998, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $872 million.


    OTHER LOCALITIES. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1999-2000 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1999-2000 fiscal year.


    Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. On June 30, 1998, Yonkers satisfied the statutory conditions for ending the supervision of its finances by the Yonkers Board. Pursuant to State law, the control board's powers over Yonkers' finances lapsed after the satisfaction of these conditions, on December 31, 1998.

                                   APPENDIX H
              ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA

    THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF STATE ISSUERS; HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE TRUST HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

    The State of North Carolina (the "State") has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, and insurance tax, tobacco products tax. State sales taxes on food, as well as the inheritance and soft drink taxes, are being phased out. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by State agencies, university fees and tuitions, interest earned by the State Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

    Fiscal year 1997 ended with a positive General Fund balance of approximately $874.8 million. Along with additional reserves, $135 million was reserved in the Reserve for Repair and Renovation of State Facilities, in addition to a supplemental reserve of $39.3 million for repairs and renovations (bringing the total reserve to $221.2 million after prior withdrawals). An additional $49.4 million was transferred to the Clean Water Management Trust Fund (bringing the total reserve to $49.4 million after prior withdrawals) and $115 million and $156 million were reserved in newly-created Disaster Relief and Intangible Tax Refund Reserves, respectively. The Disaster Relief Reserve was used to cover disaster relief funds spent during fiscal year 1997. An additional $61 million was reserved for the State to acquire the shares of the North Carolina Railroad Company not held by the State. No additional amounts were transferred to the Savings Reserve for the year (the existing balance of $500.9 million having met the statutory reserve requirements). After additional reserves, the unreserved General Fund balance at the end of fiscal year 1997 was approximately $318.7 million.

    Fiscal year 1998 ended with a positive General Fund balance of approximately $1,662 million. Along with additional reserves, $21.6 million was reserved in the Savings Reserve, and $55 million was reserved to fund public school employee performance bonuses, longevity payments, school bus purchases and purchases of additional school technology. $145 million was placed in the Reserve for Repairs and Renovations of State Facilities (bringing the total reserve to $174.2 million), and $47.4 million was placed in the reserve for the Clean Water Management Trust Fund. After additional reserves, the unreserved General Fund balance at the end of fiscal year 1998 was approximately $101 million.

    The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. Based on a modified accrual basis, the General Fund balance at June 30, 1997 and 1998 was $1,703.9 million and $1,669.7 million, respectively.

    On October 28, 1998, the North Carolina General Assembly adopted the biennium budget for 1998 to 2000. The $12.6 billion budget for fiscal year 1999 included over $100 million in new spending for the state's universities and community colleges, over $90 million in new spending for health and human services, including $42.5 million for expansion of North Carolina's Smart Start program for preschool children, and almost $30 million in new spending on law enforcement. The legislature also approved teacher pay raises averaging 6.5%.

    The General Assembly also took action to reduce some taxes, including elimination of the sales tax on food (estimated cost $185.5 million in fiscal years 1999-2000) and the inheritance tax (estimated cost $52.5 million in fiscal years 1999-2000).

    Under the State's constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

    The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the Federal government's relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including the State.

    During recent years, the State has moved from an agricultural to a service and goods-producing economy. According to the North Carolina Employment Security Commission (the "Employment Security Commission"), in July 1997, the State ranked tenth among the states in non-agricultural employment and eighth in manufacturing employment. The Federal Bureau of Labor Statistics estimated the State's seasonally adjusted unemployment rate in March 1999 to be 3.2% of the labor force, as compared with an unemployment rate of 4.5% nationwide.

    The following are certain cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations.

    PATTON V. STATE OF NORTH CAROLINA AND BAILEY V. STATE OF NORTH CAROLINA -- STATE TAX REFUNDS -- FEDERAL AND STATE RETIREES. On May 8, 1998, in BAILEY, ET AL. V. STATE OF NORTH CAROLINA, the North Carolina Supreme Court held that the act of the General Assembly that repealed a tax exemption on State and local government retirement benefits was an unconstitutional impairment of contract and a taking of property without just compensation. Accordingly, retirement benefits that were vested before August 1989 were held to be exempt from State income taxation. In addition, the North Carolina Supreme Court ruled that recovery of taxes previously paid by retirees on those benefits was not limited to retirees who paid the tax under protest or requested a refund within the time periods specified by the statute.

    Potential refunds and interest are estimated by the State to be $352.68 million through December 31, 1997, with respect to refunds, and through June 30, 1998, with respect to interest. Until this matter is resolved, any additional potential refunds and interest will continue to accrue. In addition to refunds and interest, the State will be unable to continue to tax the applicable retirement benefits, thus reducing future revenue. The case was remanded by the North Carolina Supreme Court for administration and further orders to carry out the decision. Under the initial order of the trial judge, the State would offset its liabilities to improperly taxed retirees by allowing tax credits to eligible retirees to be applied against future State income taxes, or in the case of eligible retirees who are deceased, no longer residents of the State, or who have no tax liability, to be paid in whole to such retirees or their estates.

    Federal retirees in PATTON, ET AL. V. STATE OF NORTH CAROLINA, filed a class action suit in Wake County Superior Court in 1995 seeking monetary relief for taxes paid since 1989. This case was brought in anticipation of a favorable outcome for the plaintiffs in the BAILEY case. The federal retirees allege that a result in the BAILEY case that exempts State and local retirement benefits from State income taxes would require a similar exemption for federal retirement benefits under the United States Supreme Court's 1989 decision in DAVIS V. MICHIGAN. In DAVIS, the United States Supreme Court ruled that a Michigan income tax statute that taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the DAVIS decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year by the act of the General Assembly held unconstitutional in BAILEY. The PATTON case was being held in abeyance pending the outcome in BAILEY. Potential refunds and interest have been estimated by the State to be $585.09 million through June 30, 1997. Until this matter is resolved, any additional potential refunds and interest have continued and will continue to accrue.

    In June 1998, the plaintiff classes in the BAILEY and PATTON cases reached a tentative settlement with the State of North Carolina. Under the terms of the settlement, the General Assembly will appropriate $400 million in the 1998-1999 fiscal year, and $399 million by July 15, 1999 in the 1999-2000 fiscal year, to a settlement fund. Amounts in the fund will be paid to the state, local and federal retirees in the cases. The terms of the settlement provide that such payments will completely extinguish all of the State's liability to the retirees arising from the taxation of state, local and federal retirement income and benefits from 1989 through 1997.

    The tentative court settlement was made subject to the appropriation of funds by the General Assembly and to court approval following notice to the class members. The $400 million appropriation was made by action of the General Assembly in September 1998, and on October 7, 1998, the court entered an order approving the settlement. In order to achieve final consummation of the settlement, the General Assembly must appropriate the $399 million amount for the 1999-2000 fiscal year at its 1999 session, which begins in January 1999.

    SMITH ET. AL. V. STATE OF NORTH CAROLINA--STATE TAX REFUNDS--INTANGIBLES TAX. On February 21, 1996, the U.S. Supreme Court declared North Carolina's intangibles tax unconstitutional. Subsequently, the State refunded intangibles taxes paid by all persons who had paid such taxes under protest in compliance with the state's tax refund statute. In the SMITH case, refunds were sought by a class of taxpayers who had not complied with the tax refund statute. On December 4, 1998, the Supreme Court ruled that North Carolina will have to pay these refunds. Refunds to non-protesters will total approximately $233 million plus interest of approximately $100 million.

    In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds (Public School Building Bonds). In November 1997, the State issued $250 million of the authorized highway bonds (Highway Bonds). In March 1998, the State issued an additional $450 million of the authorized school bonds (Public School Building Bonds). The offering of the remaining $1.6 billion of these authorized bonds is anticipated to occur over the next two to five years.

    On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds will provide grants and loans for needed water and sewer improvement projects for the State's municipalities, and fund programs to reduce pollution in the State's waterways. The natural gas bond issue will provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State's rural regions.

    Currently, Moody's, Standard & Poor's and Fitch IBCA rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively.

                                   APPENDIX I
                   ECONOMIC AND FINANCIAL CONDITIONS IN OHIO

    THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE STATE AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED PRIMARILY UPON ONE OR MORE PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF OHIO ISSUERS, HOWEVER, IT HAS NOT BEEN UPDATED NOR WILL IT BE UPDATED DURING THE YEAR. THE TRUST HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

    The State of Ohio (sometimes referred to herein as the "State") operates on a fiscal biennium for its appropriations and expenditures. The State finances the majority of its operations through the State's General Revenue Fund (the "GRF"). The GRF is funded mainly by the State's personal income tax, sales and use tax, various other taxes and grants from the Federal government. The State is precluded by law from ending a fiscal year or a biennium in a deficit position. In 1981 the State created the Budget Stabilization Fund ("BSF") for purposes of cash management.


    The GRF ending fund and cash balances for the State's 1984-85 through 1998-99 bienniums were as follows:



                                                                               ENDING FUND     ENDING CASH
                                                     BEGINNING     ENDING        BALANCE         BALANCE
BIENNIUM                                              JULY 1       JUNE 30    (IN THOUSANDS)  (IN THOUSANDS)
--------------------------------------------------  -----------  -----------  --------------  --------------
1984-85...........................................        1983         1985     $  297,600     $    849,900
1986-87...........................................        1985         1987        226,300          632,700
1988-89...........................................        1987         1989        475,100          784,268
1990-91...........................................        1989         1991        135,365          326,576
1992-93...........................................        1991         1993        111,013          393,634
1994-95...........................................        1993         1995        928,000        1,312,200
1996-97...........................................        1995         1997        834,900        1,400,000
1989-99...........................................        1997         1999        976,778        1,512,528


    State and national fiscal uncertainties during the 1992-93 biennium required several actions to achieve GRF positive ending balances. To allow time to complete the resolution of differences, an interim appropriations act was enacted effective July 1, 1992: the general appropriations act for the entire biennium was then passed on July 11 and signed by the Governor of the State on July 25 and included a $200 million transfer from the BSF to the GRF. In Fiscal Year 1992, when the State's Office of Budget and Management ("OBM") projected an imbalance in GRF resources and expenditures, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of Fiscal Year 1992 by a total of approximately $184 million. (Debt service and lease rental obligations were not affected by the order.) Then, with General Assembly authorization, in June 1992 the entire $100.4 million BSF balance and additional amounts from certain other funds were transferred to the GRF. Other administration revenue and spending actions resolved the remaining GRF imbalance for Fiscal Year 1992.

    As a first step toward addressing a projected Fiscal Year 1993 GRF shortfall, then estimated by OBM at approximately $520 million, the Governor ordered, effective July 1, 1992, selected reductions in Fiscal Year 1993 GRF appropriations spending totaling $300 million. Appropriations for debt service (including lease rental appropriations) were expressly excluded from the Governor's cutback orders. Subsequent executive and legislative actions -- including tax revisions that produced an additional $194.5 million and additional appropriations spending reductions totalling approximately $50 million -- provided for positive biennium-ending GRF balances. As a first step toward BSF replenishment, $21 million was deposited in the BSF.

    The GRF budget for the 1994-95 biennium provided for total GRF expenditures of approximately $30.7 billion, with Fiscal Year 1994 expenditures 9.2% higher than in Fiscal Year 1993, and Fiscal Year

1995 expenditures 6.6% higher than in Fiscal Year 1994. As noted above, the GRF ended the 1994-95 biennium with a fund balance of $928 million and cash balance of $1,312.2 million. As an additional step toward BSF replenishment, OBM transferred $260.3 million to the BSF at the end of Fiscal Year 1994 and $535.2 million in July 1995.

    For the 1996-97 biennium, GRF appropriations approximated $33.5 billion. At the end of Fiscal Year 1996, the following transfers were made from the GRF:
$100 million for elementary and secondary school computer network purposes, $30 million for a new transportation infrastructure fund, and $400.8 million for temporary personal income tax reductions. At the end of the biennium, the GRF had fund and cash balances of $834.9 million and $1,400 million, respectively, which allowed $250 million to be applied to school building construction and renovation, $94.4 million for a school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, $34.4 million to be transferred to the BSF, and the $262.9 million balance to an income tax reduction fund.


    The General Appropriations Act for the 1998-99 biennium, provided approximately for total GRF expenditures of $36.1 billion, an increase of 7.8% over the previous appropriations act. The Act increased spending for primary and secondary education, higher education, and rehabilitation and corrections, and provided for a 4.5% personal income tax reduction in 1998. The biennium ending GRF balances were $1,512,528,000 (cash) and $976,778,000 (fund). Of the fund balance, legislation directed $325,700,000 to school building assistance, $46,374,000 to the BSF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning and the remaining amount to the State income tax reduction fund.



    The GRF appropriations acts for the current 2000-2001 biennium (one for all education purposes and one for general GRF purposes) were passed on June 24 and June 28, 1999, respectively, and promptly signed (after selective vetoes) by the Governor. Those acts provided for total GRF biennial expenditures of over $39.8 billion with major program expenditure increases in primary and secondary eduction (16.9%), higher education (12.6%) mental health and mental retardation (4.3%) and adult and juvenile corrections (18%).


    Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services' ("ODHS") former Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals has ruled in favor of ODHS. Plaintiffs' petition for certiorari was not granted by the U.S. Supreme Court. As to the Court of Claims case, it is not possible to state the period, beyond the current fiscal year, during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240 million. On April 15, 1999, the Court of Claims decertified the action there as a class action.

    Because the schedule of GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months of a Fiscal Year. Statutory provisions provide for effective management of these temporary GRF cash deficiencies by permitting the adjustment of payment schedules and the use of a "Total Operating Fund" ("TOF"). The State has not and does not do external revenue anticipation borrowing.

    The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). Those cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year.


    The State has encountered (and planned for) some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 10 months of Fiscal Year 1992 (with $743.14 million being the highest) to four months in Fiscal Year 1995 and 1997 (the highest being $565.741 million). OBM reports the GRF had cash flow deficiencies in seven months of Fiscal Year 1996, in four months of Fiscal Year 1997, and in five months of Fiscal Year 1998/six months of Fiscal Year 1999.


    All cash flow deficiencies have been and are projected by OBM to be within the TOF limitations discussed above. Often, the GRF balancing steps described above ameliorated deficiencies in later months of a Fiscal Year, significantly assisting in producing the projected positive year-end GRF balances.

    The State's Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes including the payment of interest on certain securities issued for purposes related to the State's highways. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the political subdivisions and school districts where such receipts originated. Since 1987 all net State lottery profits are allocated to elementary, secondary, vocational and special education program purposes.

    Under the current financial structure, Ohio's public school districts receive a major portion (statewide aggregate approximately 46% in recent years) of their operating moneys from State subsidy programs (the primary portion of which is known as the "Foundation Program") distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed. School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs.

    Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court concluded in 1997 that major aspects of the system (including the Foundation Program and certain borrowing programs) are unconstitutional. The Court ordered the State to provide for and fund sufficiently a system complying with the Ohio Constitution, but staying its order for one year to allow time for responsive corrective actions by the General Assembly. Among other things, the Court indicated that property taxes may still play a role in, but "can no longer be the primary means" of, school funding. The Court remanded the case to the trial court to hear evidence and render an opinion on the constitutionality of the enacted legislation which opinion could then be appealed directly to the Ohio Supreme Court. A hearing in the trial court was subsequently held on the constitutionality of the legislation enacted since 1992 to enhance school funding consistent with Supreme Court decision.

    In February 1999, the trial court judge issued his ruling. He concluded that the State continues to be not in compliance with the constitutional requirements, and ordered the State "forthwith to provide for and fund a system of funding public elementary and secondary education in compliance with the Ohio Constitution and the [1997] directive of the Ohio Supreme Court." He also ordered the State Board of Education and the State Superintendent of Public Instruction to prepare and submit to the General Assembly proposals for compliance with the trial court orders and the Supreme Court directive.

    The State has filed with the Ohio Supreme court a notice of appeal of the trial court's decision. The trial court has granted the State's request for a stay, pending appeal, implementation of his order (except that portion calling for State agency proposals). It is not possible at this time to state what the results of any appeal might be, or, should plaintiffs prevail on appeal, the effect on the State's present school funding system.

    As part of its post-1991 response, the General Assembly has increased State funding for public schools, as discussed below. In addition, the General Assembly placed two issues on the May 1998 primary ballot. Neither was approved by the voters. One was a constitutional amendment authorizing additional State debt issuing capacity and the other an increase in the State sales tax. That constitutional amendment would have authorized State general obligation debt to pay costs of school facilities throughout the State and costs of facilities for state institutions of higher education. A similar amendment has been placed on the November 1999 ballot.



    State appropriations for primary and secondary education for the current 2000-01 biennium are $13.3 billion or 15% over the previous biennium and represent an increase of 7.6% in Fiscal Year 2000 over 1999 and 7.6% in Fiscal Year 2001 over 2000. Appropriations for school funding in recent bienniums were $11.6 billion in the 1998-99 biennium (18.3% increase), and $10.1 billion in the 1996-97 biennium (13.6% increase).



    Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose the following amounts have been expended:
$75,752,659 in the 1992-93 biennium, $119,382,294 in the 1994-95 biennium,
$144,759,340 in the 1996-97 biennium, $100,800,000 in the 1998-99 biennium and
$23,700,000 in the 2000-01 biennium. A recent settlement of one desegregation case reduces annual State payments to one district.


    The State's Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.

    At the present time, the State does not levy any AD VALOREM taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State's Constitution limits the amount of the aggregate levy of AD VALOREM property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money. Statutes also limit the amount of the aggregate levy, without a vote or charter provision.


    Economic activity in the State, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Although manufacturing (including auto-related manufacturing) remains an important part of the State's economy, the greatest growth in Ohio employment in recent years, consistent with national trends, has been in the nonmanufacturing area. Ohio ranked seventh in the nation in 1996 with $304.4 billion in gross state product; was third in manufacturing with a value of $82.7 billion and second in durable goods with a value of $82.7 billion. Manufacturing was 27.2% of total Ohio gross state product, compared to 17.7% of that total being from "services." In addition, agriculture and "agribusiness" continue as important elements of the Ohio economy. Ohio continues as a major "headquarters" state. Of the top 500 corporations (industrial and service) based on 1998 revenues reported in 1999 by FORTUNE magazine, 27 had headquarters in Ohio, placing Ohio fifth as "headquarters" state for corporations. Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It reached an all-time high in the summer of 1993 after a slight decrease early in 1992 and then decreased slightly, and has reached a new high in 1998. Growth in recent years has been concentrated among nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. Nonmanufacturing industries now employ approximately 80% of all payroll workers (non-agricultural) in Ohio. Historically, the average monthly unemployment rate in Ohio has been higher than the average figures for the United States, although in recent years, the average unemployment rate in Ohio has been lower than the national rate. Ohio has been below the seasonally adjusted national rate through May 1999, as well.


    Ohio's 1990 decennial census population of over 10,840,000 indicated a 0.5% population growth since 1980 and Ohio as ranking seventh among the states in population. In 1980 it ranked sixth. The State's 1997 population was estimated at 11,186,000, still seventh among the United States.

    Major offices of the State have had under way extensive efforts and programs to identify and assess, and remediate when necessary, year 2000 problems involving data processing systems and other systems and equipment critical to continued and uninterrupted State agency operations. Various remediation efforts are under way or complete, and the State's Department of Administrative Services has established a Year 2000 Competency Center which has been reviewing detailed written plans, and reporting on remediation project completion percentages and scheduled completion dates.

    Overall, those involved State offices and agencies are satisfied that material areas for which they are responsible and that may require remediation have been and are being identified and will timely be addressed, and that the cost of the remediation will be within moneys available and appropriated. The State's remediation efforts have been aimed primarily at ensuring the unimpeded and uninterrupted operation of State government, including tax collections, investments and timely payment of State obligations. There are agencies outside the purview of these reviews and efforts, including the State universities and retirement systems, that are pursuing their own assessment and remediation activities. Efforts are also being made to address "imbedded chip" situations generally.


    June 30, 1999 was identified as a general target for material compliance. The aim was for the State to enter, prepared, the Fiscal Year and biennium that crosses January 1, 2000. Overall, as to those reporting to the Competency Center, the State was in 64% compliance as to critical systems and in 87% compliance as to all statewide systems at the end of May. Obviously, the success of remediation efforts, by the State and by pertinent outside parties, will not be fully determined until the year 2000 and thereafter.


    As of the date of this Statement of Additional Information, the State's general obligation bonds are rated Aa1, AA+ and AA+ by Moody's, Standard & Poor's and Fitch, respectively.

                                   APPENDIX J

               ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA

    THE FOLLOWING INFORMATION IS A BRIEF SUMMARY OF FACTORS AFFECTING THE ECONOMY OF THE COMMONWEALTH OF PENNSYLVANIA AND DOES NOT PURPORT TO BE A COMPLETE DESCRIPTION OF SUCH FACTORS. OTHER FACTORS WILL AFFECT ISSUERS. THE SUMMARY IS BASED UPON ONE OR MORE OF THE MOST RECENT PUBLICLY AVAILABLE OFFERING STATEMENTS RELATING TO DEBT OFFERINGS OF PENNSYLVANIA ISSUERS. THE FUND HAS NOT INDEPENDENTLY VERIFIED THE INFORMATION.

    Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the "City") have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.


    The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.



    The five-year period ending with fiscal year 1998 was a time of economic growth with modest growth rates at the beginning of the period and faster increases during the most recent years. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an annual average of 4.2% rate during the five-year period. The growth rate for taxes of 4.3% almost matched the total revenue rate. Expenditures and other uses during the fiscal 1994 through fiscal 1998 period rose at a 3.8% average rate, led by a 10.2% average increase for protection of person and property costs.



    On a generally excepted accountable principles ("GAAP") basis, revenues and other sources from fiscal 1994 through fiscal 1998 increased by a average 5% annually. Expenditures and other uses during this period rose at a average annual rate of 5%.



    The fund balance at June 30, 1998 (determined on a "Generally Accepted Accounting Principals" basis) totaled $1,958.9 million, a $594 million increase over the $1,364.9 million balance at June 30, 1997.



    The unappropriated balance of Commonwealth revenues increased during the 1997 fiscal year by $432.9 million to $591.4 million (prior to reserves for transfer to the Tax Stabilization Reserve Fund) at the close of the fiscal year. Higher than estimated revenues and slightly lower expenditures than budgeted caused the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1997 operations were $188.7 million representing the normal 15% of the ending unappropriated balance, plus an additional $100 million authorized by the General Assembly when it enacted the fiscal 1998 budget.



    Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $17,320.6 million, $576.1 million (3.4%) above the estimate made at the time the budget was enacted. Revenue from taxes was the largest contributor to higher than estimated receipts. Tax revenue in fiscal 1997 grew 6.1% over tax revenues in fiscal 1996. This rate of increase is not adjusted for legislated tax reductions that affected receipts during both of those fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1997. Non-tax revenues were $19.8 million (5.8%) over estimate mostly due to higher than anticipated interest earnings.


    Expenditures from Commonwealth revenues (excluding pooled financing expenditures) during fiscal 1997 totaled $16,347.7 million and were close to the estimate made in February 1997 with the presentation of the Governor's fiscal 1998 budget request. Total expenditures represent an increase over fiscal 1996 expenditures of 1.7%. Lapses of appropriation authority during the fiscal year totaled $200.6 million compared to an estimate of $100 million. The higher amount of appropriation lapses was used to support $79.8 million in fiscal 1997 supplemental appropriations over the February 1997 estimate. Supplemental appropriations for fiscal 1997 totaled $169.3 million.

    For GAAP purposes, assets increased $563.4 million and liabilities declined $166.3 million to produce a $729.7 million increase in the fund balance at June 30, 1997. Total revenues and other sources rose 3.5% for fiscal 1997. An increase of 5.5% in tax revenue aided by an improving state economy was partially offset by a $175.2 million decline in intergovernmental revenues. Expenditures and other uses increased by 1% for this fiscal year.


    Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues during that period by $86.4 million to $488.7 million at June 30, 1998 (prior to reserves for transfer to the Tax Stabilization Reserve Fund). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and by slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations total $223.3 million consisting of $73.3 million representing the required transfer of fifteen percent of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund exceeds $668 million and represent 3.7% of fiscal 1998 revenues.


    Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue received in fiscal 1998 grew 4.8% over tax revenues received during fiscal 1997. This rate of increase includes the effect of legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue during fiscal 1998. Receipts from the personal income tax produced the largest single component of higher revenues during fiscal 1998.

    Expenditures from all fiscal 1998 appropriations of Commonwealth revenues totaled $17,229.8 million (excluding pooled financing expenditures and net of current year lapses). This amount represents an increase of 4.5% over fiscal 1997 appropriation expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations.


    Reserves established during fiscal 1998 for tax refunds totaled $910 million. This amount is a $370 million increase over tax refund reserves for fiscal 1997 representing an increase of 68.5%. The fiscal 1998 amount includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999. In prior fiscal years, tax refunds generally were budgeted for the year in which the disbursement was anticipated to occur. This change in the recognition of tax refund liabilities on a budgetary basis is expected to reduce the difference between the budgetary basis unappropriated balance and the GAAP basis unreserved-undesignated balance (when computed) for the 1998 fiscal year.



    For GAAP purposes, assets increased $705.1 million and liabilities rose by $111.1 million during the fiscal year. These changes contributed to a $310.3 million dollar rise in the undesignated-unreserved balance for June 30, 1998 to $497.6 million, the highest level achieved since audited GAAP reporting was instituted in 1994. Fiscal 1998 total revenues and other sources rose 4.3%. Expenditures and other uses during fiscal 1998 rose by 4.5%



    The budget for fiscal 1999 was enacted in April 1998 at which time the official revenue estimate for the 1999 fiscal year was established at $18,456.6 million. The estimate was reduced by a net $2.4 million in November 1998 due to passage of tax legislation. Only Commonwealth funds are included in the official revenue estimate. The official revenue estimate is based on an economic forecast for national gross domestic product, on a year-over-year basis, to slow from an estimated annualized 3.9% rate in the fourth quarter of 1997 to a projected 1.8% annualized growth rate by the second quarter of 1999. The forecast of slowing economic activity is based on the expectation that consumers will reduce their pace of spending, particularly on motor vehicles, housing and other durable goods. Business is also expected to trim its spending on fixed investments. Foreign demand for domestic goods is expected to decline in reaction to economic difficulties in Asia and Latin America, while an economic recovery in Europe is expected to proceed slowly. The underlying growth rate, excluding any effect of scheduled or proposed tax changes, for the General Fund fiscal 1999 official revenue estimate is 3.0% over actual fiscal 1998 revenues. When adjusted to include the estimated effect of enacted tax changes, fiscal 1999 Commonwealth revenues are projected to increase by 1.6% over actual Commonwealth revenues for fiscal 1998.


    Tax reductions included in the enacted 1999 fiscal year budget totaled an estimated $241.0 million for fiscal 1999. The major tax changes were enacted with January 1, 1998 effective dates. Consequently, the first year's cost of these changes may be above the expected annualized cost.


    Reserves for tax refunds for fiscal 1999 total $631 million, a $26.2 million increase over the budget as enacted. This amount includes $33.1 million of tax refunds anticipated to be due to the enacted fiscal 1999 tax changes and included in the estimated cost of those changes. Reserves for tax refunds for fiscal 1999 are $279.0 million below the reserve established for fiscal 1998. The fiscal 1998 amount (described above) includes a one-time addition intended to fund all fiscal 1998 tax refund liabilities, including that portion to be paid during fiscal 1999. Without the necessity to pay fiscal 1998 tax refund liabilities from fiscal 1999 reserves, the fiscal 1999 reserve need only be in an amount equal to the estimated fiscal 1999 estimate for tax refund liabilities.



    Appropriations enacted for fiscal 1999 are 4.1% ($713.2 million) above the appropriations enacted for fiscal 1998 (including supplemental appropriations).



    In May 1999, along with the adoption of the fiscal 2000 budget, supplemental fiscal 1999 appropriations totaling $357.8 million were enacted. With these additional amounts, total appropriations for fiscal 1999 represent a 6.2% increase over fiscal 1998 appropriations. An anticipated $180 million of appropriation lapses and anticipated additional revenue provide the funding for the additional appropriations.



    Reserves for tax refunds for fiscal 1999 total $631.0 million, a $26.2 million increase over the budget as enacted. Reserves for tax refunds for fiscal 1999 are $279.0 million below the reserve established for fiscal 1998.



    Current revenue estimates for fiscal 1999 anticipate $722 million of receipts above the official estimate used in the enactment of the fiscal 1999 budget. As of the fiscal year through April 1999, revenues are up $547 million over the official estimate, principally due to receipts from sales tax and the personal income tax. The higher revenues, if maintained during the remainder of the fiscal year, will more than offset the planned draw down of the $265.4 million beginning unappropriated balance.



    The General Fund budget for the 1999-2000 fiscal year was approved by the General Assembly in May 1999. The adopted budget includes estimated spending of $19,103.8 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18,718.5 million. Funds to cover the $342.1 million difference between estimated revenues and projected spending will be obtained from a draw down of the projected fiscal 1999 year-end balance. The level of proposed spending represents an increase of 3.8% over revised spending authorized for fiscal 1999 of $18,360.3 million. Enacted tax changes effective for fiscal 2000 total a net reduction of $380.2 million for the General Fund.



    The estimate of Commonwealth revenues for fiscal year 1999 is based on an economic forecast for real gross domestic product to grow at a 1.4% rate from the second quarter of 1999 to the second quarter of 2000. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain moderate.

Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.



    Commonwealth revenues (excluding the estimated cost of the enacted tax reductions) are projected to increase by 3.1% over revised fiscal 1999 estimates. Appropriates from Commonwealth funds are budgeted to increase by 3.8% over revised fiscal 1999 appropriations.


    Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.


    Nonagricultural employment in Pennsylvania over the ten year period that ended in 1998 increased at an annual rate of 0.75%. This compares to a 0.29% rate for the Middle Atlantic region and a 1.72% rate for the United States as a whole during the period 1989 through 1998. For the five years ended with 1998, employment in the Commonwealth has increased 7.0%. The growth in employment during this period is higher than the 2.7% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania for April, 1999 stood at a seasonably adjusted rate of 4.4%. The seasonably adjusted national unemployment rate for April, 1999 was 4.3%. In addition, the June 25, 1999 edition of "Economic Observations" which is published by the Pennsylvania Department of Revenue reported that the seasonally adjusted Commonwealth unemployment rate for May, 1999 dropped to 3.8%, the lowest rate in nearly 30 years.


    The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

    Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1998, the Commonwealth had $4,724.5 million of general obligation debt outstanding.

    Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the "PHFA"), a state-created agency which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.


    The Commonwealth, through several of its departments and agencies, leases, real property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth's approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments payable by Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.


    Certain Commonwealth-created organizations have statutory authorization to issue debt for which Commonwealth appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations. The Commonwealth also maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations.


    The City of Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. Legislation providing for the establishment of Pennsylvania Intergovernmental Cooperation Authority (the "PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the Pennsylvania General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on June 9, 1998.


    According to PICA, it has issued $2,371.7 million of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. The audited General Fund balance of Philadelphia as of June 30, 1998 shows a surplus of approximately $169.2 million.



    No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,054.3 million in Special Revenue bonds outstanding as of April 15, 1999.



    There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open.


    The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that an adverse decision may have a material effect on government operations of the
Commonwealth:


    DOM GIORDANO V. TOM RIDGE, GOVERNOR, ET AL.



    On February 12, 1999, Dom Giordano, filed in the Commonwealth Court a petition for review requesting the Commonwealth Court declare that Chapter 5 (relating to sports facilities financing) of the Capital Facilities Debt Enabling Act ("the Act") violates the Pennsylvania Constitution, and seeking an order enjoining any action under Chapter 5 of the Act. Named as respondents are the Commonwealth, the Governor, the Attorney General and the Cities of Philadelphia and Pittsburgh. Mr. Giordano also filed an application for special relief in the form of a preliminary injunction which was denied by the Commonwealth Court. The denial of the preliminary injunction was appealed to the Supreme Court of Pennsylvania which denied the request for an injunction pending appeal, and directed the filing of briefs for consideration of the merits of the appeal. The appeal remains pending before the Supreme Court. The respondents have filed in Commonwealth Court preliminary objections in the nature of demurrer, and have asked the Commonwealth Court to dismiss the action with prejudice. Oral arguments on the respondents' preliminary objections were held on May 19, 1999.

    BABY NEAL V. COMMONWEALTH, ET AL.


    In 1990, the American Civil Liberties Union and other various named plaintiffs filed an action against the Commonwealth, the City of Philadelphia and others in federal court seeking an order that, among other things, would require the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. A similar lawsuit filed in the Commonwealth Court of Pennsylvania was resolved through a court approved settlement which provides, among other things, for more Commonwealth funding for such services in fiscal year 1991 and a commitment to pay Pennsylvania counties $30 million over five years. The Commonwealth sought dismissal of the federal action based, among other things, on the settlement of the Commonwealth Court case. In December 1994, the Third Circuit Court of Appeals reversed the District Court's denial of the plaintiff's motion for class certification. As a result, the District Court has certified the class and the parties have resumed discovery. In July 1998, the plaintiffs entered into a settlement agreement with the City of Philadelphia and related parties and submitted the agreement to the district court for approval. The district court has preliminarily approved the settlement. Recently, the remaining parties, including the Commonwealth, have agreed to settle the claims made against them. The Commonwealth has agreed to pay $100,000 to settle plaintiffs' $1.4 million claim for attorneys' fees and to take other actions in exchange for a full and final release and dismissal of the case against the Commonwealth parties. The settlement was approved by the District Court on February 1, 1999.


    COUNTY OF ALLEGHENY V. COMMONWEALTH OF PENNSYLVANIA


    On December 7, 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, judgment was stayed in order to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion. On December 7, 1992, the State Association of County Commissioners filed an action in mandamus seeking to compel the Commonwealth to comply with the Supreme Court's decision in COUNTY OF ALLEGHENY. The Court in PENNSYLVANIA STATE ASSOCIATION OF COUNTY COMMISSIONERS V. COMMONWEALTH OF PENNSYLVANIA issued the writ on July 26, 1996, and appointed a special master to devise and submit a plan for implementation. Following the issuance of the writ, the President Pro Tempore of the Senate and the Speaker of the House filed a petition seeking reconsideration from the Court. The Court has not acted on the petition. On January 28, 1997, the Supreme Court granted an extension of time within which the special master must file his report and announced the establishment of a committee comprised of members of the Executive Department, the Legislative Department and the special master, to develop an implementation plan. On July 26, 1997, the "Interim Report of the Master" was filed setting forth a state funding proposal. Numerous objections to the report were filed, but the Court has taken no action on them.


    On April 22, 1998, the Pennsylvania General Assembly enacted legislation appropriating approximately $12 million to the Supreme Court for the purpose of funding county court administrators. The appropriation was designed to enable the Commonwealth to implement Phase I of the special master's plan. However, the legislation also provides that no funds from the appropriation may be expended until legislation has been approved by the General Assembly providing for the payment of Commonwealth compensation of county court administrators. Because no such legislation has yet been enacted, the $12 million appropriated to the Judicial Department cannot be used.

    On May 11, 1998, the Administrative Governing Board of the First Judicial District (comprising the Court of Common Pleas of Philadelphia, the Philadelphia Municipal Court, and the Traffic Court of Philadelphia) filed an action in mandamus in the Commonwealth Court of Pennsylvania against the City of Philadelphia and several City officials, claiming that the City government had failed to provide adequate funds for the operation of the courts of the First Judicial District. The petitioners have demanded that the court order the City of Philadelphia to disburse all funds reasonably necessary for the continued operation of the courts during fiscal year 1998-99 in an amount totaling at least $110 million. The case is captioned ALEX BONAVITACOLA, ET AL. V. EDWARD G. RENDELL, ET AL.

    Also on May 11, 1998, the City of Philadelphia and related respondents in BONAVITACOLA filed a complaint joining the Commonwealth of Pennsylvania, the General Assembly and its elected leadership as additional respondents. In their complaint, the City respondents assert that under the Supreme Court's order issued July 26, 1996 in PA. STATE ASS'N OF COUNTY COMMISSIONERS V. COMMONWEALTH OF PENNSYLVANIA, the General Assembly was obligated to enact a funding scheme for a unified court system no later than January 1, 1998. Because the General Assembly has not done so, the City respondents allege, the Commonwealth has failed to comply with the Supreme Court's order. Thus, the City respondents have requested Commonwealth Court to require the General Assembly to comply with the Supreme Court's mandamus order and to order the Commonwealth to pay whatever sums are necessary to fund the cost of operating the courts in fiscal 1998-99. The First Judicial District Governing Board joined in the City respondents' request as an alternative to its demanded relief against the City defendants.

    On July 15, 1998, the Supreme Court of Pennsylvania assumed extraordinary jurisdiction over the case and directed Commonwealth Court, on an expedited basis, to prepare proposed findings of fact and conclusions of law. Acting pursuant to the Supreme Court's June 15, 1998 order, President Judge James Gardner Colins of Commonwealth Court on June 17, 1998 issued findings of fact, conclusions of law and a proposed order. In his proposed order, President Judge Colins recommended that the Supreme Court order the President of the Philadelphia Council immediately to introduce legislation to fund the courts of the First Judicial District for fiscal year 1998-99 and to take all necessary steps to ensure its passage. President Judge Colins also recommended that the Supreme Court order the General Assembly to pass legislation, prior to June 30, 1999, to fund the entire state judicial system. By order entered June 23, 1998, Commonwealth Court forwarded its findings of fact and conclusions of law and proposed order to the Supreme Court for final disposition. The Commonwealth and the General Assembly have objected to President Judge Colins' proposed order.

    Subsequent to Commonwealth Court's issuance of its findings of fact, conclusions of law and proposed order, the City Council and Mayor of Philadelphia acceded (at least temporarily) to President Judge Colins' proposed mandate that the City fund the First Judicial District's courts for fiscal year 1998-99, thus obviating the First Judicial District's request for emergency relief. However, the First Judicial District petitioners and the City of Philadelphia respondents continue to press their demands that the General Assembly be required to enact legislation providing for state funding of the courts. In addition, the County of Allegheny has petitioned the Supreme Court for leave to intervene in the BONAVITACOLA case to secure the same relief against the Commonwealth -- an order requiring Commonwealth to fund its courts. The BONAVITACOLA case remains pending before the Supreme Court for disposition.

    On November 25, 1998, the First Judicial District Governing Board filed with the Supreme Court a renewed motion for entry of an order providing emergency relief. In their renewed motion, the BONAVITACOLA plaintiffs asked the court to order the City of Philadelphia to provide funds to the First Judicial District's courts sufficient to maintain necessary judicial operations through the end of the fiscal year.

    BANK SHARES TAX LITIGATION

    On November 30, 1989, the Fidelity Bank, N.A. ("Fidelity") filed an action in challenging the constitutional validity of a 1989 amendment increasing the bank shares tax and related legislation. The Commonwealth Court ruled in favor of the Commonwealth finding no constitutional deficiencies in the tax increase, but invalidating one element of the legislation which provided a credit to new banks (the "new bank tax credit"). Fidelity, the Commonwealth and certain investment intervener banks appealed to the Pennsylvania Supreme Court. However, pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues. The credit represents approximately 5% of the potential claim of Fidelity, had the constitutional issues been resolved in its favor.

    Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth also settled with the intervening banks with respect to issues concerning the new bank tax credit.


    Notwithstanding the foregoing settlements, other banks have filed petitions challenging the validity of the 1989 tax increase. One of these banks, Royal Bank of Pennsylvania, has filed a Stipulation of Facts and in effect proceeded forward on behalf of the other banks. Their appeals raise the issues that were advanced by Fidelity, although not brought to resolution by the Pennsylvania Supreme Court. By decision dated January 8, 1998, a panel of the Commonwealth Court issued an order ruling in favor of the Commonwealth, finding no constitutional violation. Royal Bank filed exceptions which were denied by the Commonwealth Court on July 30, 1998. Royal Bank appealed to the Pennsylvania Supreme Court, and on May 25, 1999, the Supreme Court affirmed the order of the Commonwealth Court.



    PENNSYLVANIA ASSOCIATION OF RURAL AND SMALL SCHOOLS (PARSS) V. RIDGE


    In January 1991, an association of rural and small schools and several parties filed a lawsuit against then Governor Robert P. Casey and former Secretary of Education, Donald M. Carroll challenging the constitutionality of the Commonwealth system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court of Pennsylvania and one in the United States District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed pending resolution of the state court case. On July 9, 1998, Commonwealth Court Judge Dan Pellegrini issued an opinion and decree nisi dismissing the petitioners' claims in its entirety, holding that Pennsylvania's system for funding public schools is constitutional under both the education clause and the equal protection clause of the Pennsylvania Constitution.


    On July 20, 1998, the petitioners filed a motion for post-trial relief, taking exception to many of Judge Pellegrini's findings of fact and conclusions of law, and again asking the Commonwealth Court to declare Pennsylvania's public school funding system to be unconstitutional. Also, the petitioners on July 21, 1998 filed an application asking the Supreme Court of Pennsylvania to assume extraordinary, plenary jurisdiction over the case to decide one legal issue -- whether the petitioners' constitutional claims are justiciable in the courts of the Commonwealth. The petitioners have asked the court to consider the issue in conjunction with a separate appeal pending in another case, MARRERRO V. COMMONWEALTH OF PENNSYLVANIA, involving the same provisions of the Constitution and a similar issue of justiciability. On September 2, 1998, the Supreme Court granted petitioners' application and directed the filing of briefs. The respondents asked the Supreme Court to clarify its assumption of jurisdiction. Specifically, the respondents have asked the Court to state expressly that it will consider only the issue of justiciability, as requested in the petitioners' application and not other issues presented in petitioners' motion for post-trial relief pending in the Commonwealth Court. The Supreme Court denied the respondents' motion and, therefore, the parties have addressed in their brief all the issues presented in the petitioners' motion for post-trial relief. The Supreme Court has indicated that it will not hear oral arguments in the case but will decide the petitioners' motion based on the briefs alone.


    PENNSYLVANIA HUMAN RELATIONS COMMISSION V. SCHOOL DISTRICT OF PHILADELPHIA,
     ET AL. V. COMMONWEALTH OF PENNSYLVANIA, ET AL.

    On November 3, 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia, were joined as addition respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding "to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools."

    On February 28, 1996, the School District of Philadelphia filed a third-party complaint against the Commonwealth of Pennsylvania asking Commonwealth Court to require the Commonwealth to "supply such funding as is necessary for full compliance with the November 28, 1994 and other remedial orders of the Commonwealth Court." In addition, a group of interveners on March 4, 1996 filed a third-party complaint against the Commonwealth of Pennsylvania and the City of Philadelphia requesting Commonwealth Court to declare that "it is the obligation of the Commonwealth and the City to supply the additional funds identified as necessary for the District to comply with the orders of the Commonwealth Court," and to require the Commonwealth and the City to supply such additional funding as is necessary for the District to comply with the orders.

    On April 30, 1996, Commonwealth Court Judge Doris A. Smith overruled the Commonwealth's and City's preliminary objections seeking dismissal of the claims against them. The Commonwealth and the City thereafter filed answers to the complaints, asserting numerous defenses. The Commonwealth also asserted a cross-claim against the City of Philadelphia claiming that if any party is liable, sole liability rests with the City; in the alternative, the Commonwealth argued that if it is held to be liable, it has a right of indemnity of contribution against the City.

    Trial commenced on May 30, 1996. During the course of the trial, upon motion of the Commonwealth, the Pennsylvania Supreme Court on July 3, 1996 assumed extraordinary plenary jurisdiction and directed Judge Smith to concluded the proceedings within 60 days and to file with the Supreme Court findings of fact, conclusions of law and a final opinion.

    On August 20, 1996, Judge Smith issued an Opinion and Order pursuant to which judgment was entered in favor of the School District of Philadelphia and the interveners and against the Commonwealth of Pennsylvania and the Governor of Pennsylvania. Judgment was also entered in favor of the City of Philadelphia and the Mayor of Philadelphia with respect to the intervener's claim and on the cross-claim filed by the Commonwealth and Governor. The Judge ordered the Commonwealth and Governor to submit a plan to the Court within thirty days detailing the means by which the Commonwealth will effectuate the transfer of additional funds payable to the School District of Philadelphia to enable it to comply with the remedial order during fiscal year 1996-1997 and any future years during which the School District establishes its fiscal incapacity to fund the remedial programs. Judge Smith specifically found that "[b]ecause of the lack of adequate funds to comply with the remedial order, the School District is entitled to additional resources for 1996-1997 of $45.1 million."

    On August 30, 1996, the Commonwealth filed exceptions to the Findings of Fact, Conclusions of Law and Opinion and Order of Judge Smith along with a Motion to Vacate the purported Order and a Notice of Appeal and Jurisdictional Statement.

    On September 10, 1996, the Pennsylvania Supreme Court issued an order granting the Commonwealth's Motion to Vacate and directed its Prothonotary to establish a briefing schedule and date for oral argument. It also issued a further order limiting the issues to be addressed and stated that the Commonwealth Court is divested of jurisdiction of the matter and all further proceedings in the Commonwealth Court are stayed pending further order of the Supreme Court. The Supreme Court retained jurisdiction in the matter. On January 28, 1997, the Supreme Court issued an Order directing the parties to brief certain specific issues relative to the lower court proceedings. The Supreme Court heard oral argument on February 3, 1998 and took the matter under advisement.

    RIDGE V. STATE EMPLOYEES' RETIREMENT BOARD

    On December 29, 1993, Joseph H. Ridge, a former judge of the Allegheny Court of Common Pleas, filed in the Commonwealth Court a Petition for Review in the Nature of Complaint in Mandamus and for a Declaratory Judgment against the State Employees' Retirement Board alleging that the use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1983 service violates the equal protection and equal rights clauses of the Pennsylvania Constitution. The lawsuit requests that the petitioner's benefits be "topped up" to equal those that a similarly situated female would be receiving. A decision adverse to the Retirement Board could be applicable to other members of the State Employees' Retirement System and Public School Employees' Retirement System. The Commonwealth Court granted the Retirement Board's preliminary objection to Judge Ridge's claims for punitive damages, attorney's fees and compensatory damages (other than a recalculation of his pension benefits should he prevail). On November 20, 1996, the Commonwealth Court heard oral arguments EN BANC on Judge Ridge's motion for judgment on the pleadings. On February 13, 1997, the Commonwealth Court denied Judge Ridge's motion for judgment on the pleadings. The case is currently in discovery.

    YESENIA MARRERRO, ET AL. V. COMMONWEALTH, ET AL.


    On February 24, 1997, five residents of the City of Philadelphia, on their own behalf, and on behalf of their school-age children, joined by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, filed in the Commonwealth Court a civil action for declaratory judgment against the Commonwealth of Pennsylvania, the General Assembly of Pennsylvania, the presiding officers of the General Assembly, the Governor of Pennsylvania, the State Board of Education, the Department of Education, and the Secretary of Education, claiming that the statutory education financing system is unconstitutional as applied to the School District of Philadelphia and the system of funding public education violates the constitutional mandate to provide a thorough and efficient system of education in the City of Philadelphia. The lawsuit also alleges that the scheme for financing public education precludes the Commonwealth from providing the constitutionally required "thorough and efficient system of public education" in the circumstances faced by the School District of Philadelphia, and that the defendants have failed to provide the School District of Philadelphia with resources and other assistance necessary to provide all of its students with the quality of education to which they are constitutionally entitled. Among other things, the petitioners seek a declaration that the legislature must amend the present or enact new education legislation so as to assure that education funding for the School District of Philadelphia accounts and makes adequate provision for the greater and special educational challenges and needs of students in the School District in order to address their disadvantage. The respondents filed preliminary objections seeking dismissal of the action. On March 2, 1998, Commonwealth Court sustained the respondents' preliminary objections and dismissed the case on the grounds that the issues presented are not justiciable. An appeal to the Supreme Court of Pennsylvania is pending and briefing is complete. The Court has indicated that it will decide the case based on the briefs and that there will be no oral argument.


    POWELL V. RIDGE

    On March 9, 1998, several residents of the City of Philadelphia on behalf of themselves and their school-aged children, along with the School District of Philadelphia, the Philadelphia Superintendent of Schools, the chairman of the Philadelphia Board of Education, the City of Philadelphia, the Mayor of Philadelphia, and several membership organizations interested in the Philadelphia public schools, brought suit in the United States District Court for the Eastern District of Pennsylvania against the Governor, the Secretary of Education, the chairman of the State Board of Education, and the State Treasurer. The plaintiffs claimed that the defendants are violating a regulation of the U.S. Department of Education promulgated under Title VI of the Civil Rights Act of 1964 in that the Commonwealth's system for funding public schools has the effect of discriminating on the basis of race. The plaintiffs asked the court to declare the funding system to be illegal, to enjoin the defendants from violating the regulation in the future, to award counsel fees and costs, and to grant such other relief as the court might find just and proper.

    The Philadelphia Federation of Teachers intervened on the side of the plaintiffs, while several leaders of the Pennsylvania General Assembly intervened on the side of the defendants. In addition, the U.S.

Department of Justice intervened to defend against a claim made by the legislator intervenors that a statute waiving states' immunity under the Eleventh Amendment to the U.S. Constitution for Title VI claims is unconstitutional.


    On November 18, 1998, the district court granted in part and denied in part various motions by the parties. However, because the court found ultimately that the plaintiffs had failed to state a claim under the Title VI regulation at issue or under 42 U.S.C. Section1983, the court dismissed the action in its entirety with prejudice. An appeal has been filed and fully briefed and the parties are awaiting scheduling of oral arguments.


    RITE AID OF PENNSYLVANIA, INC. V. HOUSTOUN

    On March 24, 1997, Rite Aid of Pennsylvania, Inc. (Rite Aid) filed in the U.S. District Court for the Eastern District of Pennsylvania a civil action against the Secretary of Public Welfare (Secretary). In its complaint, Rite Aid alleged that in promulgating regulations on October 1, 1995 governing payment rates for prescription drugs and related services provided to recipients of benefits under the Pennsylvania Medical Assistance Program (Medicaid), the Secretary violated various provisions of Title XIX of the Social Security Act (commonly known as the Medicaid Act) and regulations of the U.S. Department of Health and Human Services, as well as provisions of state law and federal constitutional due process.


    On November 3, 1997, the district court granted in part and denied in part the parties' cross-motions for judgment on the pleadings. The court granted judgement in favor of the Secretary on Rite Aid's federal due process claim and Rite Aid's claim that the Secretary had violated a federal regulation (42 CFR Section447.205) requiring public notice 60 days prior to revising the reimbursement rates. However, the court denied the Secretary's motion for judgment on the pleadings regarding Rite Aid's procedural claim under 42 U.S.C. Section1396(a)(30)(A). The court also granted judgment on the pleadings in favor of Rite Aid on its claim that the Secretary violated a federal regulation (42 CFR Section447.205(c)(4)) requiring the Secretary to identify a local agency where the proposed reimbursement changes were available for public view.


    After allowing the Pennsylvania Pharmacists Association (PPA) to intervene as a plaintiff, the district court on May 8, 1998 granted a motion filed by Rite Aid and PPA to limit its review of the Secretary's compliance with 42 U.S.C. Section1396(a)(30)(A) "to the information before [the Secretary] at the time [she] made [her] decision to lower" the reimbursement rates.

    On August 31, 1998, the district court granted the motions of Rite Aid and PPA for summary judgment and denied the cross-motion of the Secretary. The court declared that the pharmacy reimbursement rates made effective after October 1, 1995, were adopted by the Secretary in violation of section 1396(a)(30)(A) of the Medicaid Act and enjoined the Secretary from using those rates to reimburse for any prescription drugs and related services provided to Medicaid recipients on and after October 1, 1998. The court held that the Secretary acted arbitrarily and capriciously by failing to consider whether the revised rates were consistent with the statutory standards of efficiency, economy, and quality of care.


    The Secretary timely appealed the district court's orders, and Rite Aid and PPA filed cross-appeals. The Secretary filed motions to stay the district court's injunction order pending appeal. However, the district court denied the motion on September 18, 1998, and the court of appeals denied the application for stay on October 26, 1998. However, the court of appeals did grant the Secretary's motion for expedited appeal.



    On March 22, 1999, the U.S. Court Appeals for the Third Circuit reversed the district courts' order and remanded the case for further proceedings. The Court of Appeals held that the Secretary had not violated the Medicaid Act in adopting rates in 1995, but the court remanded the case to allow the plaintiffs to pursue any claim which they might have that the rates substantially do not satisfy the statutory standard prescribed by 42 U.S.C. Section1396(a)(30)(A). On April 5, 1999 the plaintiffs filed an application for rehearing.

    As of June 1, 1999, Pennsylvania general obligation bonds were rate AA by Standard & Poor's, AA by Fitch and Aa3 by Moody's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues will not be adversely affected by changes in economic or political conditions.

                                   APPENDIX K
                  INFORMATION CONCERNING MUNICIPAL SECURITIES
                     A. DESCRIPTION OF MUNICIPAL SECURITIES

    Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from Federal income tax.

    The two principal classifications of Municipal Securities are "general obligation" bonds and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal of and the payment of interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund's portfolio may include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

    Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Fund to pay "exempt-interest dividends" would be affected adversely and the Fund would re-evaluate its investment objective and policies and consider changes in its structure. See "Taxes".

                       B. RATINGS OF MUNICIPAL SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") MUNICIPAL BOND
  RATINGS

Aaa        Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."
           Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa         Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa        Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba         Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B          Bonds which are rated B generally lack characteristics of the desirable investment.
           Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa        Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca         Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C          Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Those bonds in the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

    SHORT-TERM NOTES: The three ratings of Moody's for short-term notes are MIG 1/VMIG1, MIG 2/VMIG2 and MIG 3/VMIG3; MIG 1/VMIG1 denotes "best quality . . . strong protection by established cash flows"; MIG 2/VMIG2 denotes "high quality" with ample margins of protection; MIG 3/VMIG3 notes are of "favorable quality .
 . . but . . . lacking the undeniable strength of the preceding grades".

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S, A DIVISION OF THE MCGRAW-HILL COMPANIES, INC.
  ("STANDARD & POOR'S") MUNICIPAL DEBT RATINGS

    A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

    The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

    The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

    The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of obligation;

    II. Nature of and provisions of the obligation; and

    III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

           AAA  Debt rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

            AA  Debt rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

             A  Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

           BBB  Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

            BB  Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as having significant
             B  speculative characteristics. "BB" indicates the least degree of speculation
           CCC  and "C" the highest degree of speculation. While such bonds will likely have
            CC  some quality and protective characteristics, these may be outweighed by
             C  large uncertainties or major exposures to adverse conditions.

             D  Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

    A Standard & Poor's Commercial Paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

      A-1  This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

      A-2  Capacity for timely payment on issues with this designation is satisfactory.
           However, the relative degree of safety is not as high as for issues designated
           "A-1".

      A-3  Issues carrying this designation have an adequate capacity for timely payment.
           They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

        B  Issues rated "B" are regarded as having only speculative capacity for timely payment.

        C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

        D  Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

    A Commercial Paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

DESCRIPTION OF STANDARD & POOR'S SHORT-TERM ISSUED CREDIT RATINGS

    A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

-- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

    Note rating symbols are as follows:


    SP-1   Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus "+" designation.

    SP-2   Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3   Speculative capacity to pay principal and interest.

    c      The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

    p      The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

    *      Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    r      The "r" highlights derivative, hybrid, and certain other obligations that
           Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

DESCRIPTION OF FITCH IBCA, INC. ("FITCH") RATINGS

    Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest-preferred dividends, or repayment of principal, on a timely basis.

    Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment-grade" ratings (international long-term "AAA" -- "BBB" categories; short-term "F1" -- "F3") indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international long-term "BB" -- "D"; short-term "B" -- "D") either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability.

    Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INTERNATIONAL CREDIT RATINGS

    Fitch's international credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long-and short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

ANALYTICAL CONSIDERATIONS

    When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

    Investment-grade ratings reflect expectations of timeliness of payment. However, ratings of different classes of obligations of the same issuer may vary based on expectations of recoveries in the event of a default or liquidation. Recovery expectations, which are the amounts expected to be received by investors after a security defaults, are a relatively minor consideration in investment-grade ratings, but Fitch does use "notching" of particular issues to reflect their degree of preference in a winding up, liquidation, or reorganization, as well as other factors. Recoveries do, however, gain in importance at lower rating levels, because of the greater likelihood of default, and become the major consideration at the "DDD" category. Factors that affect recovery expectations include collateral and seniority relative to other obligations in the capital structure.

    Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as "AAA/F1+". The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

INTERNATIONAL LONG-TERM CREDIT RATINGS

    INVESTMENT GRADE

AAA        HIGHEST CREDIT QUALITY.  "AAA" ratings denote the lowest expectation of credit risk.
           They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA         VERY HIGH CREDIT QUALITY.  "AA" ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments.
           This capacity is not significantly vulnerable to foreseeable events.

A          HIGH CREDIT QUALITY.  "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB        GOOD CREDIT QUALITY.  "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

    SPECULATIVE GRADE

BB         SPECULATIVE.  "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change overtime; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B          HIGHLY SPECULATIVE.  "B" ratings indicate that significant credit risk is present, but a limit margin of safety remains. Financial commitments are currently being met;
           however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC        HIGH DEFAULT RISK.  Default is a real possibility. Capacity for meeting financial
CC         commitments is solely reliant upon sustained, favorable business or economic
C          developments. A "CC" rating indicates that default of some kind appears probable.
           "C" ratings signal imminent default.

DDD        DEFAULT.  Securities are not meeting current obligations and are extremely
DD         speculative. "DDD" designates the highest potential for recovery of amounts
D          outstanding on any securities involved. For U.S. corporates, for example, "DD"
           indicates expected recovery 50%-90% of such outstandings, and "D" the lowest recovery potential, i.e. below 50%.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

    A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1         HIGHEST CREDIT QUALITY.  Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2         GOOD CREDIT QUALITY.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3         FAIR CREDIT QUALITY.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B          SPECULATIVE.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C          HIGH DEFAULT RISK.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D          DEFAULT.  Denotes actual or imminent payment default.

------------

Notes:

    "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F1".

    "NR" indicates that Fitch does not rate the issuer or issue in question.

    "Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

    RatingWatch: Ratings are placed on RatingWatch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.

                           PART C. OTHER INFORMATION

ITEM 23.  EXHIBITS.


EXHIBIT
NUMBER                                DESCRIPTION
----- --------------------------------------------------------------------------
1.(a) -- Declaration of Trust of the Registrant dated February 6, 1987.(a)
  (b) -- Amendment to the Declaration of Trust.(a)
  (c) -- Instrument establishing CMA California Tax-Exempt Fund as a series of the Registrant.(a)
  (d) -- Change of series designation to CMA California Municipal Money Fund
      (the "Fund"), filed May 9, 1993.(a)
2.    -- By-Laws of the Registrant.(a)
3.    -- Portion of the Declaration of Trust, Establishment and Designation and
      By-Laws of the Registrant defining the rights of holders of shares of the
         Fund as a series of the Registrant.(b)
4.(a) -- Form of Management Agreement between the Registrant and Fund Asset
      Management, L.P.(a)
  (b) -- Supplement to the Management Agreement with Fund Asset Management,
         L.P.(c)
5.    -- Form of Distribution Agreement between the Registrant and Merrill
      Lynch, Pierce, Fenner & Smith Incorporated.(a)
6.    -- None.
7.    -- Form of Custody Agreement between the Registrant and State Street Bank and Trust Company.(a)
8.(a) -- Amended Transfer Agency, Shareholder Servicing Agency and Proxy Agency
      Agreement between the Registrant and Financial Data Services, Inc.
         (formerly known as Merrill Lynch Financial Data Services, Inc.)(a)
  (b) -- Form of Cash Management Account Agreement.(a)
9.    -- Opinion and Consent of Brown & Wood LLP, counsel to the Registrant
10.   -- Consent of Deloitte & Touche LLP, independent auditors for the
         Registrant.
11.   -- None.
12.   -- Certificate of Fund Asset Management, L.P.(a)
13.   -- Form of Distribution and Shareholder Servicing Plan between the
      Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(a)
14.   -- Financial Data Schedule for the fiscal year ended March 31, 1999.
15.   -- None.


------------------------


(a) Filed on July 31, 1995 as an exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement (the "Registration Statement") on Form N-1A.


(b) Reference is made to Article II, Section 2.3 and Articles III, V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, filed as Exhibit 1(a) to Post-Effective Amendment No. 8 to the Registration Statement; to the Certificate of Establishment and Designation establishing the Fund as a series of the Registrant, filed as Exhibit 1(c) to Post-Effective Amendment No. 8 to the Registration Statement; and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 to Post-Effective Amendment No. 8 to the Registration Statement.


(c) Filed on July 29, 1994 as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement.


    Reference is made to the Registration Statements under the Securities Act of 1933 on Form N-1A in connection with exhibits relating to CMA Arizona Municipal Money Fund (File No. 33-54492), CMA Connecticut Municipal Money Fund (File No. 33-38833), CMA Massachusetts Municipal Money Fund (File No. 33-34610), CMA Michigan Municipal Money Fund (File No. 33-38834), CMA New Jersey Municipal Money Fund (File No. 33-34609), CMA New York Municipal Money Fund (File No. 33-20463), CMA North Carolina Municipal Money Fund (File No. 33-38780), CMA Ohio Municipal Money Fund (File No. 33-38835) and CMA Pennsylvania Municipal Money Fund (File No. 33-34608).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    The Registrant is not controlled by, or under common control with, any person.

ITEM 25.  INDEMNIFICATION.

    Section 5.3 of the Registrant's Declaration of Trust provides as follows:

    "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

    Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

    In Section 8 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the distributors and each person, if any, who controls the Distributors within the meaning of the Securities Act of 1933 (the "1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

    Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and principal underwriter in connection with the successful defense of any action or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE MANAGER.


    Fund Asset Management, L.P. (the "Manager" or "FAM") acts as the Manager for the following open-end registered investment companies: CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Corporate High Yield Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Puerto Rico Tax Exempt Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end registered investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Corporate High Yield Fund III, Inc., Debt Strategies Fund, Inc., Debt Strategies Fund II, Inc., Debt Strategies Fund III, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniHoldings California Insured Fund II, Inc., MuniHoldings California Insured Fund III, Inc., MuniHoldings California Insured Fund IV, Inc., MuniHoldings Florida Insured Fund, MuniHoldings Florida Insured Fund II, MuniHoldings Florida Insured Fund III, MuniHoldings Florida Insured Fund IV, MuniHoldings Fund, Inc., MuniHoldings Fund II, Inc., MuniHoldings Insured Fund, Inc., MuniHoldings Insured Fund II, Inc., MuniHoldings Insured Fund III, Inc., MuniHoldings Michigan Insured Fund, Inc., MuniHoldings New Jersey Insured Fund, Inc., MuniHoldings New Jersey Insured Fund II, Inc., MuniHoldings New Jersey Insured Fund III, Inc., MuniHoldings New York Fund, Inc., MuniHoldings New York Insured Fund, Inc., MuniHoldings New York Insured Fund II, Inc., MuniHoldings New York Insured Fund III, Inc., MuniHoldings Pennsylvania Insured Fund, MuniInsured Fund, Inc., MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Florida Fund, MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc. and Worldwide DollarVest Fund, Inc.



    Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of FAM, acts as Manager for the following open-end registered investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Convertible Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc.,

Merrill Lynch Global Growth Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Technology Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/ Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lyunch Real Estate Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Fund, Inc., and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end registered investment companies: Merrill Lynch High Income Muncipal Bond Fund, Inc., Merrill Lynch Senior Floating Rate Fund, Inc., and Merrill Lynch Senior Floating Rate Fund II, Inc. MLAM also acts as sub-adviser to Merrill Lynch World Strategy Portfolio and Merrill Lynch Basic Value Equity Portfolio, two investment portfolios of EQ Advisors Trust.



    The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Intermediate Bond Fund is One Financial Center, 23rd Floor, Boston, Massachusetts 02111-2665. The address of the Manager, MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081. The address of Merrill Lynch, and Merrill Lynch & Co., Inc. ("ML & Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281-1201. The address of Financial Data Services, Inc. ("FDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



    Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since March 1, 1997 for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Glenn is President and Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies listed in the first two paragraphs of this Item 26. Messrs. Glenn and Burke also hold the same position with substantially all of the investment companies advised by MLAM as they do with those advised by the Manager and Messrs. Giordano and Monagle are officers or directors/trustees of one or more of such companies.


                                            POSITION(S) WITH THE               OTHER SUBSTANTIAL BUSINESS,
NAME                                         INVESTMENT ADVISER             PROFESSION, VOCATION OR EMPLOYMENT
----------------------------------------  ------------------------  --------------------------------------------------
ML & Co.................................  Limited Partner           Financial Services Holding Company; Limited
                                                                    Partner of MLAM
Princeton Services......................  General Partner           General Partner of MLAM
Jeffrey M. Peek.........................  President                 President of MLAM; President and Director of
                                                                    Princeton Services; Executive Vice President of ML
                                                                    & Co.; Managing Director and Co-Head of the
                                                                    Investment Banking Division of Merrill Lynch in
                                                                    1997; Senior Vice President and Director of the
                                                                    Global Securities and Economic Division of Merrill
                                                                    Lynch from 1995 to 1997

                                            POSITION(S) WITH THE               OTHER SUBSTANTIAL BUSINESS,
NAME                                         INVESTMENT ADVISER             PROFESSION, VOCATION OR EMPLOYMENT
----------------------------------------  ------------------------  --------------------------------------------------
Terry K. Glenn..........................  Executive Vice President  Executive Vice President of MLAM; Executive Vice
                                                                    President and Director of Princeton Services;
                                                                    President of Princeton Funds Distributor, Inc.
                                                                    since 1986 and Director thereof since 1991;
                                                                    Director of FDS; President of Princeton
                                                                    Administrators, L.P.
Donald C. Burke.........................  Senior Vice President     Senior Vice President, Treasurer and Director of
                                          and Treasurer             Taxation of MLAM; Senior Vice President and
                                                                    Treasurer of Princeton Services; Vice President of
                                                                    PFD; First Vice President of MLAM from 1997 to
                                                                    1999; Vice President of MLAM from 1990 to 1997
Michael G. Clark........................  Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                                    President of Princeton Services; Treasurer and
                                                                    Director of PFD; First Vice President of MLAM from
                                                                    1997 to 1999; Vice President of MLAM from 1996 to
                                                                    1997
Mark A. Desario.........................  Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                                    President of Princeton Services
Linda L. Federici.......................  Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                                    President of Princeton Services
Vincent R. Giordano.....................  Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                                    President of Princeton Services
Michael J. Hennewinkel..................  Senior Vice President,    Senior Vice President, General Counsel and
                                          General Counsel and       Secretary of MLAM; Senior Vice President of
                                          Secretary                 Princeton Services
Philip L. Kirstein......................  Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                                    President, Director and Secretary of Princeton
                                                                    Services
Ronald M. Kloss.........................  Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                                    President of Princeton Services
Debra W. Landsman-Yaros.................  Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                                    President of Princeton Services; Senior Vice
                                                                    President of PFD
Joseph T. Monagle, Jr...................  Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                                    President of Princeton Services
Brian A. Murdock........................  Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                                    President of Princeton Services; Director of PFD
Gregory D. Upah.........................  Senior Vice President     Senior Vice President of MLAM; Senior Vice
                                                                    President of Princeton Services


ITEM 27.  PRINCIPAL UNDERWRITERS.

    (a) Merrill Lynch acts as the principal underwriter for the Registrant. Merrill Lynch also acts as the principal underwriter for each of the following open-end investment companies referred to in the first paragraph of Item 26: CBA Money Fund; CMA Money Fund; CMA Treasury Fund; CMA Tax-Exempt Fund; nine other series of CMA Multi-State Municipal Series Trust; CMA Government Securities Fund; The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. and also acts as the principal underwriter for each of the closed-end investment companies referred to in the first paragraph of Item 26, and as the depositor of the following unit investment trusts: The Corporate Income Fund, Municipal Investment Trust Fund, The ML Trust for Government Guaranteed Securities and The Government Securities Income Fund.

    (b)(1) Set forth below is information concerning each director and executive officer of Merrill Lynch. The principal business address of each such person is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281.

                                                                                              POSITION(S) AND
                                               POSITION(S) AND OFFICE(S)                         OFFICE(S)
NAME                                              WITH MERRILL LYNCH                          WITH REGISTRANT
----------------------------  -----------------------------------------------------------  ----------------------
Herbert M. Allison, Jr......  Director, President and Chief Executive Officer                       None
John L. Steffens............  Vice Chairman and Director                                            None
Thomas W. Davis.............  Executive Vice President                                              None
Barry S. Friedberg..........  Executive Vice President                                              None
Edward L. Goldberg..........  Executive Vice President                                              None
Jerome P. Kenney............  Executive Vice President                                              None
E. Stanley O'Neal...........  Executive Vice President                                              None
Thomas H. Patrick...........  Executive Vice President                                              None
Winthrop H. Smith, Jr.......  Executive Vice President                                              None
Roger M. Vasey..............  Executive Vice President                                              None
George A. Schieren..........  General Counsel, Senior Vice President and Director                   None
John C. Stomber.............  Treasurer                                                             None
Andrea L. Dulberg...........  Secretary                                                             None

    (c) Not applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its transfer agent, FDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 29.  MANAGEMENT SERVICES.


    Other than as set forth under the caption "Management of the Funds--Fund Asset Management" in the Prospectus constituting Part A of the Registration Statement and under the caption "Management of the Funds--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30.  UNDERTAKINGS.


    (a) Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and State of New Jersey, on the 27th day of July, 1999.


                                CMA MULTI-STATE MUNICIPAL SERIES TRUST
                                (Registrant)

                                By:              /s/ TERRY K. GLENN
                                     -----------------------------------------
                                            (Terry K. Glenn, President)

    Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacity and on the date indicated.


          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

      /s/ TERRY K. GLENN        President (Principal
------------------------------  Executive Officer) and            July 27, 1999
       (Terry K. Glenn)         Trustee

       DONALD C. BURKE*         Treasurer (Principal
------------------------------  Financial and Accounting
      (Donald C. Burke)         Officer)

      RONALD W. FORBES*
------------------------------  Trustee
      (Ronald W. Forbes)

    CYNTHIA A. MONTGOMERY*
------------------------------  Trustee
   (Cynthia A. Montgomery)

      CHARLES C. REILLY*
------------------------------  Trustee
     (Charles C. Reilly)

        KEVIN A. RYAN*
------------------------------  Trustee
       (Kevin A. Ryan)

       RICHARD R. WEST*
------------------------------  Trustee
      (Richard R. West)

        ARTHUR ZEIKEL*
------------------------------  Trustee
       (Arthur Zeikel)



*By:     /s/ TERRY K. GLENN
      -------------------------
          (Terry K. Glenn,                                   July 27, 1999
          Attorney-in-Fact)

                                 EXHIBIT INDEX



EXHIBIT
NUMBER                                DESCRIPTION
------ --------------------------------------------------------------------------
  9    Opinion and Consent of Brown & Wood LLP, counsel to the Registrant.
 10    Consent of Deloitte & Touche LLP, independent auditors for the Registrant.